Symetra Life Insurance Company
Financial Statements – Statutory Basis

December 31, 2024
With Independent Auditors' Report

SYMETRA LIFE INSURANCE COMPANY
FINANCIAL STATEMENTS – STATUTORY BASIS

Independent Auditors’ Report
The Board of Directors and Stockholder
Symetra Life Insurance Company:
Opinions
We have audited the financial statements of Symetra Life Insurance Company (the Company), which comprise the balance sheets - statutory basis as of December 31, 2024 and 2023, and the related statements of operations - statutory basis, changes in capital and surplus - statutory basis, and cash flow - statutory basis for each of the years in the three years ended December 31, 2024, and the related notes to the financial statements - statutory basis.
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flow for each of the years in the three years ended December 31, 2024 in accordance with accounting practices prescribed or permitted by the Iowa Insurance Division, Department of Insurance and Financial Services described in Note 2.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the years in the three years ended December 31, 2024.
Basis for Opinions
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Iowa Insurance Division, Department of Insurance and Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles are also described in Note 2
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Iowa Insurance Division, Department of Insurance and Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.
Auditors’ Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
●Exercise professional judgment and maintain professional skepticism throughout the audit.
●Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
●Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.
/s/ KPMG LLP
Seattle, Washington
March 25, 2025

SYMETRA LIFE INSURANCE COMPANY
BALANCE SHEETS – STATUTORY BASIS
(In millions, except share and per share data)

	As of December 31,
	2024	2023
ADMITTED ASSETS
Bonds	$33,803.1	$31,983.6
Preferred stocks	110.7	106.4
Common stocks	807.5	622.1
Mortgage loans	8,900.6	7,850.9
Cash, cash equivalents, and short-term investments	1,641.6	2,258.9
Derivatives	405.0	272.8
Other invested assets	1,100.4	903.4
Total cash and invested assets	46,768.9	43,998.1
Accrued investment income	362.1	355.6
Deferred and uncollected premiums (net of loading of $0.3 and $0.3)	(1,500.2)	(1,181.0)
Deferred tax assets, net	201.2	152.9
Current federal income taxes recoverable	23.8	19.6
Other receivables	1,695.0	1,409.9
Separate account assets	9,685.7	8,130.3
Total admitted assets	$57,236.5	$52,885.4
LIABILITIES AND CAPITAL AND SURPLUS
Life and annuity reserves	$36,575.9	$34,002.7
Accident and health reserves	291.2	269.1
Policy and contract claims	148.4	135.7
Liability for deposit-type contracts	4,602.9	4,255.8
Unearned premiums and annuity considerations	8.2	4.2
Total policy and contract liabilities	41,626.6	38,667.5
Cash collateral held	692.1	570.0
Asset valuation reserve	687.1	591.6
Interest maintenance reserve	68.7	113.3
Funds held under coinsurance agreements	1,463.4	1,349.2
Other liabilities	931.6	1,438.7
Separate account liabilities	9,384.1	7,886.1
Total liabilities	54,853.6	50,616.4
Commitments and contingencies (Note 14)
Capital and surplus (deficit)
Common stock, $250 par value, 20,000 shares authorized, issued and outstanding	5.0	5.0
Gross paid-in and contributed surplus	1,089.0	1,089.0
Unassigned funds	1,288.9	1,175.0
Total capital and surplus	2,382.9	2,269.0
Total liabilities and capital and surplus	$57,236.5	$52,885.4
See accompanying notes.

SYMETRA LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS – STATUTORY BASIS
(In millions)

	For the Year Ended December 31,
	2024	2023	2022
Premiums and other revenues:
Premiums and annuity considerations	$3,925.0	$3,528.4	$3,450.3
Net investment income	2,192.4	1,757.2	1,240.7
Amortization of interest maintenance reserve	1.2	21.6	44.9
Separate account fees and other	237.5	131.6	150.7
Commissions and expense allowances on reinsurance ceded, net	647.6	438.2	342.7
Reserve adjustment on reinsurance ceded	4,682.1	4,458.6	3,124.7
Other income	41.2	40.0	26.1
Total premiums and other revenues	11,727.0	10,375.6	8,380.1
Benefits:
Death benefits	325.2	326.2	364.2
Annuity benefits	343.2	337.1	330.7
Surrender and maturity benefits	5,534.4	5,785.0	4,008.8
Accident and health and other benefits	584.6	546.4	387.6
Increase in policy reserves	2,564.7	2,010.4	1,603.5
Total benefits	9,352.1	9,005.1	6,694.8
Insurance expenses and other deductions:
Commissions	615.5	510.5	385.6
General insurance expenses	727.3	637.0	581.4
Net transfers to (from) separate accounts	872.0	137.2	547.2
Total insurance expenses and other deductions	2,214.8	1,284.7	1,514.2
Gain (loss) from operations before federal income taxes and net realized capital gains (losses)	160.1	85.8	171.1
Federal income tax expense (benefit)	81.6	96.7	59.8
Gain (loss) from operations before net realized capital gains (losses)	78.5	(10.9)	111.3
Net realized capital gains (losses) (net of federal income taxes and transfer to interest maintenance reserve)	104.7	102.5	(26.8)
Net income (loss)	$183.2	$91.6	$84.5
See accompanying notes.

SYMETRA LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS – STATUTORY BASIS
(In millions)

	Common Stock	Gross Paid-In and Contributed Surplus	Unassigned Funds	Total Capital and Surplus
Balances as of January 1, 2022	$5.0	$964.0	$1,371.1	$2,340.1
Net income (loss)	—	—	84.5	84.5
Change in net unrealized capital gains (losses), including foreign exchange	—	—	(92.8)	(92.8)
Change in net deferred income taxes	—	—	88.1	88.1
Change in nonadmitted assets	—	—	(74.3)	(74.3)
Change in liability for unauthorized reinsurance	—	—	(70.8)	(70.8)
Change in reserve on account of change in valuation basis	—	—	12.0	12.0
Change in asset valuation reserve	—	—	84.5	84.5
Change in surplus in separate accounts	—	—	(2.7)	(2.7)
Capital contribution from Parent	—	125.0	—	125.0
Balances as of December 31, 2022	5.0	1,089.0	1,399.6	2,493.6
Correction of prior period errors	—	—	2.8	2.8
Balances as of January 1, 2023	5.0	1,089.0	1,402.4	2,496.4
Net income (loss)	—	—	91.6	91.6
Change in net unrealized capital gains (losses), including foreign exchange	—	—	51.6	51.6
Change in net deferred income taxes	—	—	61.3	61.3
Change in nonadmitted assets	—	—	(59.7)	(59.7)
Change in liability for unauthorized reinsurance	—	—	70.8	70.8
Change in reserve on account of change in valuation basis	—	—	(9.1)	(9.1)
Change in asset valuation reserve	—	—	(228.9)	(228.9)
Change in surplus in separate accounts	—	—	2.0	2.0
Dividends to Parent	—	—	(207.0)	(207.0)
Balances as of December 31, 2023	5.0	1,089.0	1,175.0	2,269.0
Correction of prior period errors	—	—	(9.9)	(9.9)
Balances as of January 1, 2024	5.0	1,089.0	1,165.1	2,259.1
Net income (loss)	—	—	183.2	183.2
Change in net unrealized capital gains (losses), including foreign exchange	—	—	28.3	28.3
Change in net deferred income taxes	—	—	54.3	54.3
Change in nonadmitted assets	—	—	(23.6)	(23.6)
Change in liability for unauthorized reinsurance	—	—	(1.3)	(1.3)
Change in reserve on account of change in valuation basis	—	—	(22.6)	(22.6)
Change in asset valuation reserve	—	—	(95.5)	(95.5)
Change in surplus in separate accounts	—	—	1.0	1.0
Balances as of December 31, 2024	$5.0	$1,089.0	$1,288.9	$2,382.9
See accompanying notes.

SYMETRA LIFE INSURANCE COMPANY
STATEMENTS OF CASH FLOW – STATUTORY BASIS
(In millions)

	For the Year Ended December 31,
	2024	2023	2022
Cash flows from operating activities
Premiums and annuity considerations collected	$4,430.5	$3,666.5	$4,345.6
Net investment income received	2,097.0	1,805.0	1,460.6
Commissions and expense allowance on reinsurance ceded	471.6	427.3	267.6
Other income	(809.1)	223.8	250.2
Net transfers (to) from separate accounts	(944.2)	(152.8)	(574.5)
Benefits and loss-related payments	(2,038.0)	(2,586.9)	(1,992.0)
Commissions, other expenses, and taxes paid	(392.8)	(1,162.3)	(1,923.9)
Federal income taxes received (paid)	(91.5)	(88.5)	(55.7)
Net cash provided by (used in) operating activities	2,723.5	2,132.1	1,777.9
Cash flows from investing activities
Proceeds from investments sold, matured, or repaid:
Bonds	9,418.5	7,880.7	5,582.1
Mortgage loans	720.2	548.7	831.4
Other invested assets	1,498.9	760.3	307.1
Cost of investments acquired:
Bonds	(11,330.8)	(9,030.4)	(7,202.0)
Mortgage loans	(1,770.6)	(1,274.2)	(1,147.7)
Other invested assets	(1,458.6)	(697.6)	(813.1)
Other, net	(60.3)	(34.5)	(5.6)
Net cash provided by (used in) investing activities	(2,982.7)	(1,847.0)	(2,447.8)
Cash flows from financing activities
Capital contribution from Parent	—	—	125.0
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	340.0	(1.3)	556.7
Net receipts from (transfers to) Parent, subsidiaries, and affiliates	(1.9)	(1.7)	(17.6)
Dividends to Parent	—	(207.0)	—
Other, net	(696.2)	1,225.2	(100.1)
Net cash provided by (used in) financing activities	(358.1)	1,015.2	564.0
Net increase (decrease) in cash	(617.3)	1,300.3	(105.9)
Cash, cash equivalents, and short-term investments, beginning of year	2,258.9	958.6	1,064.5
Cash, cash equivalents, and short-term investments, end of year	$1,641.6	$2,258.9	$958.6

Supplemental disclosures of cash flow information
Non-cash transactions during the year:
Bonds and stock exchanges	$299.7	$90.8	$116.1
Initial premium ceded on reinsurance transactions	230.4	—	—
Initial ceding commission on reinsurance transactions	139.3	—	—
Mortgage loans – refinances	132.5	23.2	53.8
Amortization of option costs under Iowa Administrative Code 191-97	105.6	62.1	225.9
Present value of future commitments related to tax credits	83.3	34.1	1.6
See accompanying notes.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

1. Description of Business
Symetra Life Insurance Company (the Company) is a stock life insurance company domiciled in the state of Iowa, and a wholly-owned subsidiary of Symetra Financial Corporation (the Parent), a Delaware Corporation. The Company has three wholly-owned subsidiaries: Symetra National Life Insurance Company, First Symetra National Life Insurance Company of New York, and Symetra Reinsurance Corporation (SRC). The Company's parent is a wholly-owned subsidiary of Sumitomo Life Insurance Company, a mutual company (sougo kaisha) organized under the laws of Japan.
The Company offers products and services that serve the retirement, employment-based benefits, and life insurance markets. These products and services are marketed through financial institutions, broker-dealers, financial professionals, independent agents, and benefits consultants in 49 states and the District of Columbia. The Company’s principal product lines include:

Retirement	Benefits	Individual Life
Fixed deferred annuities (DA)	Medical stop-loss insurance	Term life insurance
Fixed indexed annuities (FIA)	Group life insurance	Universal life (UL) insurance
Registered index-linked annuities (RILA)	Disability income (DI) insurance	Indexed universal life (IUL) insurance
Single premium immediate annuities (SPIA)	Short-term disability (STD)	Variable universal life (VUL) insurance
	Long-term disability (LTD)	Bank-owned life insurance (BOLI)
Group voluntary benefits
Absence management
Paid family and medical leave
The Company also services a block of in-force income annuities that has been fully reinsured since 2018 and includes all of the Company's structured settlement annuities. Refer to Note 7 for further discussion.
2. Summary of Significant Accounting Policies
Basis of Presentation and Use of Estimates
The financial statements have been prepared in conformity with statutory accounting practices prescribed or permitted by the Iowa Insurance Division, Department of Insurance and Financial Services (the Department). Companies domiciled in the state of Iowa prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the Department.
Under Iowa Bulletin 07-06, the Department allows insurance companies with approval from the commissioner to use other than market value for assets held in a separate account where general account guarantees are present. The Company, with explicit permission from the Department, is permitted to account for the separate account assets related to its BOLI and RILA business at other than market value. The assets of the BOLI and RILA separate accounts primarily include bonds and commercial mortgage loans that are accounted for in accordance with the guidance otherwise applicable to these assets. Therefore, there is no impact to net income or surplus.
Under Iowa Bulletin 06-01, the Department allows insurance companies to record the change in the fair value of derivative instruments used to economically hedge indexed products in income, consistent with how the change in indexed product reserves is recorded. The Company uses this election for its IUL and RILA products. This election has no net impact on surplus.
Under Iowa Administrative Code (IAC) 191-97, the Department allows companies to account for eligible derivative assets using the amortized cost method if the company can demonstrate that they meet the criteria for an economic hedge. Furthermore, IAC 191-97 also prescribes the use of a reserve calculation methodology for indexed annuity products that only reflects credited interest on reserves at the conclusion of the index term based on actual index performance. The Company uses this election for its FIA products.
The Company has received explicit permission from the Department to record certain financial instruments held in segregated portfolios through income instead of surplus. These instruments are held in segregated portfolios related to investments supporting reinsurance transactions. The segregated portfolios include investments supporting a block of structured settlement annuities in connection with the Income Annuities Inforce Reinsurance Transaction in 2018 and others related to investments supporting blocks of FIA and DA in connection with the Symetra Bermuda Re Ltd. Reinsurance Transactions described in Note 7. The change in the fair value of these assets is settled with the reinsurers quarterly in accordance with the reinsurance agreements.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The state of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC statutory accounting principles (SAP) related to the admission of a variable funding note as capital and surplus. SRC, a wholly-owned subsidiary of the Company, is entitled to admit as an asset the value of a variable funding note associated with a reinsurance agreement with the Company. There was no impact to net income. If SRC had not used this prescribed practice, the result would not have triggered a regulatory event at the Company. SRC's statutory surplus under the prescribed practice from the state of Iowa was $43.3 and $41.9 as of December 31, 2024 and 2023, respectively. SRC's statutory deficit would have been $31.5 and $33.0 as of December 31, 2024 and 2023, respectively, under SAP.
The impact of the practices described above are summarized as follows:

	For the Year Ended December 31,
	2024	2023	2022
Net income (loss) – Iowa basis	$183.2	$91.6	$84.5
State prescribed practices:
Iowa Bulletin 06-01	(6.8)	(36.6)	50.7
IAC 191-97 – options	36.1	13.2	3.5
IAC 191-97 – reserves	(50.4)	(250.5)	146.4
State permitted practices:
Equity-type investments	(32.4)	(34.3)	59.0
Net income (loss) – NAIC basis	$129.7	$(216.6)	$344.1

	As of December 31,
	2024	2023
Statutory surplus – Iowa basis	$2,382.9	$2,269.0
State prescribed practices:
Variable funding note	(74.8)	(74.9)
IAC 191-97 – options (1)	173.3	137.2
IAC 191-97 – reserves	(220.7)	(290.8)
Statutory surplus – NAIC basis	$2,260.7	$2,040.5
(1)In 2024, the Company elected to change its method for calculating the impact to surplus from the IAC 191-97 - options prescribed practice. Comparative prior year financial statement disclosures have been adjusted to apply the new methodology retrospectively. The originally reported impact to surplus from the IAC 191-97 - options prescribed practice was $(2.2), as of December 31,2023.
The preparation of financial statements in conformity with SAP requires the Company to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The most significant estimates include those used to determine the following: valuation of policy and contract liabilities; the identification and measurement of other-than-temporary impairments (OTTI) of investments; and the admissibility of deferred tax assets (DTAs). The recorded amounts reflect management’s best estimates, though actual results could differ from those estimates. Such estimates and assumptions could change in the future as more information becomes available, which could impact the amounts reported and disclosed herein.
Certain reclassifications have been made to prior year financial information to conform to the current period presentation.
Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). The descriptions of the Company’s significant accounting policies below include the significant variances from GAAP. In 2016, the Company's Parent became a wholly-owned subsidiary of Sumitomo Life Insurance Company, an event which is referred to as the Merger. The Merger was accounted for under the acquisition method of accounting (purchase accounting, or PGAAP). In addition to the differences described, the Company's GAAP-basis financial results are also affected by the application of PGAAP, which results in further differences between GAAP and Statutory-basis accounting.
Accounting Pronouncements Newly Adopted
Statutory Ref No. 2023-29 IMR/AVR Specific Allocations
In 2024, the NAIC adopted revisions to the Annual Statement instructions to remove guidance permitting the allocation of non-interest related losses to interest maintenance reserve (IMR) and to clarify that they should be allocated to asset valuation reserve (AVR). The revisions were effective January 1, 2024. The adoption did not have any impact on the Company's financial statements.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Statutory Ref No. 2023-29 IMR Preferred Stock
In 2024, the NAIC adopted revisions to the Annual Statement instructions to exclude realized gain or loss on perpetual preferred and mandatory convertible preferred stock from IMR and report them through AVR, regardless of NAIC designation. The adoption was effective March 2024. The adoption did not have any impact on the Company's financial statements.
Statutory Ref No. 2023-26 ASU 2023-06 Disclosure Improvements
In 2024, the NAIC adopted, with modification, certain disclosures from ASU 2023-06, Disclosure Improvements, Codification Amendments in response to the SEC's Disclosure Update and Simplification Initiative, for statutory accounting within SSAP No. 15 - Dept and Holding Company Obligations and SSAP No. 86 - Derivatives. The disclosure revisions include disclosures for unused commitments and lines of credit, disaggregated by short-term and long-term and disclosure of the derivative cash flow accounting policy. The adoption was effective immediately August 13, 2024. The adoption did not have any impact on the Company's financial statements, but did result in additional disclosures.
Statutory Ref No. 2022-14b State and Federal Tax Credits
In 2024, the NAIC adopted revisions to SSAP 94 - Transferable and Non-Transferable State Tax Credits which expanded the scope of the SSAP to include all purchased, and certain allocated, state and federal income or premium tax credits and provide new guidance on the accounting, recognition, and reporting for state and federal tax credits. The revisions are effective January 1, 2025, with early adoption allowed.
The Company early adopted the revisions as of January 1, 2024 on a prospective basis and updated its internal processes and controls to ensure compliance with the revised SSAP. The adoption did not have a material impact on the Company's financial statements or disclosures herein.
Statutory Ref. No. 2023-28 Collateral Loan Reporting
In 2024, the NAIC adopted revisions to SSAP No. 21 Collateral Loan Reporting: SAP Clarification, to incorporate a collateral loan disclosure to detail admitted and nonadmitted collateral loans in accordance with the underlying collateral supporting the loan. The revisions are effective and the Company adopted the revisions as of December 31, 2024 and updated its internal processes and controls to ensure compliance with the revised SSAP. The adoption did not have a material impact on the Company's financial statements or disclosures herein.
Statutory Ref No. 2022-19 Negative IMR
In 2023, the NAIC adopted interpretation (INT) 23-01 which provides a temporary, optional INT to allow reporting entities with risk-based capital (RBC) greater than 300%, after certain adjustments, admittance of net negative or disallowed IMR up to 10% of the reporting entity’s adjusted general account capital and surplus. The INT includes specific guidance regarding restrictions as to what should be included in or excluded from the IMR and calculations, specific guidance for general account versus separate accounts, as well as specific reporting and disclosure requirements. INT 23-01 is effective until December 31, 2025 and will be automatically nullified on January 1, 2026, but the effective date can be adjusted in response to regulatory actions to establish statutory accounting guidance specific to net negative or disallowed IMR.
The Company does not have negative IMR as of December 31, 2024. The Company has not yet elected to apply the optional INT, but is permitted to do so until January 1, 2026. The Company would evaluate the impact of the election on its policies, processes, and applicable systems and make a determination if IMR becomes net negative.
Accounting Pronouncements Not Yet Adopted
Statutory Ref No. 2019-21 Bond Definition
In 2023, the NAIC adopted revisions to SSAP No. 26, Bonds, and SSAP No. 43, Loan-Backed and Structured Securities, for the principles-based bond definition and the accounting for bonds (issuer credit obligations and asset-backed securities), as well as revisions to various SSAPs that have been updated to reflect the revised definition and/or SSAP references. The revisions are effective January 1, 2025.
The Company is currently evaluating the impact of the revised SSAPs and reviewing its policies, processes, and applicable systems to determine the impact the revisions will have on its operations and financial statements. The Company plans to adopt the revisions effective January 1, 2025.
Statutory Ref No. 2022-14a Investments in Tax Credit Structures
In 2024, the NAIC adopted new SAP concept revisions to expand the scope of SSAP No. 93, Low-Income Housing Tax Credit Property Investments to include all federal and state tax credit investment structures, regardless of structure and type of state or

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
federal tax program, and provide new guidance on the accounting, recognition, and reporting of tax credit investment structures. The revisions are effective January 1, 2025.
The Company is currently evaluating the impact of the revised SSAPs and reviewing its policies, processes, and applicable systems to determine the impact the revisions will have on its operations and financial statements. The Company plans to adopt the revisions prospectively, effective January 1, 2025.
Statutory Ref No. 2023-17 Short-Term Investments
In 2023, the NAIC adopted revisions to SSAP No. 2, Cash, Cash Equivalents, Drafts, and Short-Term Investments. The adopted revisions further restrict the investments that are permitted to be reported as cash equivalent and short-term investments. The revisions are effective January 1, 2025.
No impact is expected on the Company's financial statements upon adoption. The Company plans to adopt the revisions effective January 1, 2025.
Statutory Ref. No. 2024-08 Consistency Revisions for Residuals
In 2024, the NAIC adopted revisions to incorporate clarifying edits for residuals, so that all applicable SSAPs refer to SSAP No. 21 - Other Admitted Assets for the formal definition of residuals and the accounting and reporting guidance.
The Company is currently evaluating the impact of the revised SSAPs and reviewing its policies, processes, and applicable systems to determine the impact the revisions will have on its operations and financial statements. The Company plans to adopt the revisions effective January 1, 2025.
Statutory Ref No. 2024-09 SSAP No. 2 Clarification
In 2024, the NAIC adopted revisions to eliminate lingering references implying that asset-backed securities, mortgage loans, or other Schedule BA items are permitted to be reported as cash equivalents or short-term investments. The revisions are effective January 1, 2025.
No impact is expected on the Company's financial statements upon adoption. The Company plans to adopt the revisions effective January 1, 2025.
Recognition of Premiums and Annuity Considerations
Premiums for UL policies and annuity considerations with mortality and morbidity risk are recognized as revenue when received. Premiums for traditional individual life policies are recognized annually on the policy anniversary, consistent with the statutory reserving process. Amounts received under deposit-type contracts with no life contingencies, including guaranteed interest and certain group annuity contracts, are recorded as liabilities when received.
Premiums for medical stop-loss policies, group life and DI policies, and absence management and group voluntary benefits policies are recognized when due. Certain types of these policies have retrospective rating features that require premium to be paid or refunded based on claims experience. The Company records its estimate for retrospective premiums in accordance with the terms of each contract as an adjustment to earned premium. The following table presents the amount of net premiums subject to retrospective rating features, and its percentage of total net premiums written on the Company's accident and health contracts:

	For the Year Ended December 31,
	2024		2023		2022
	Amount	%	Amount	%	Amount	%
Net premiums subject to retrospective rating features	$105.1	17.7%	$90.3	17.0%	$101.6	18.6%
Approximately 29% of 2024 premiums were from DA and FIA, 29% were from RILA, 16% were from UL, and 13% were from group life and DI. No other products represented more than 10% of premiums. Two financial institution distributors accounted for approximately 45% of the Company’s total DA, FIA, and RILA sales for the year ended December 31, 2024. DA and FIA sales represent premiums on new policies, net of first year policy lapses and/or surrenders.
Under GAAP, amounts received for UL policies and annuity contracts are reflected as liabilities rather than revenue when received, while traditional individual life premiums are recognized as revenue and considered earned when due.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Policy Acquisition Costs
The costs of acquiring and renewing policies are expensed when incurred.
Under GAAP, the Company defers costs that are directly related to the successful acquisition or renewal of insurance contracts. These primarily include commissions, distribution costs directly related to sales, third-party underwriting costs, and the portion of salaries and benefits directly related to processing successful new and renewal contracts. The Company amortizes acquisition costs over the lives of the contracts or policies. Additionally, in conjunction with the Merger, the Company recorded an asset that represented the right to receive future gross profits from cash flows and earnings of the Company's existing business, or value of business acquired (VOBA). The Company amortizes VOBA in the same manner as policy acquisition costs.
Investments
Bonds, Preferred Stocks, and Common Stocks
The Company carries bonds at amortized cost, using the constant yield method of amortization. Loan-backed securities, including mortgage-backed securities, are stated at amortized cost, and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. Prepayment assumptions are based on current interest rates and the economic environment. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and estimated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security (i.e. the retrospective method). For commercial mortgage-backed interest-only securities, the effective yield is adjusted prospectively for any changes in estimated cash flows. The Company includes any resulting adjustment in net investment income in the current period. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.
All bonds in or near default, which have a NAIC designation of 6, are carried at the lower of amortized cost or fair value.
Redeemable preferred stocks which have characteristics of debt securities and are rated as medium quality or better (NAIC designations 1 to 3) are reported at cost or amortized cost. All other redeemable preferred stocks (NAIC designations 4 to 6) are reported at the lower of cost, amortized cost or fair value. Perpetual preferred stocks, which have characteristics of equity securities are reported at the lower of currently effective call price or fair value.
For those bonds and preferred stocks reported at fair value, the related change in net unrealized capital gains (losses) are recorded in unassigned funds, net of related deferred income taxes.
Unaffiliated common stocks are reported at fair value and the related net unrealized capital gains (losses) are recorded in unassigned funds, net of related deferred income taxes. Federal Home Loan Bank of Des Moines common stocks are reported at cost, which is presumed to be fair value.
Under GAAP, the Company classifies its investments in fixed maturities (bonds and redeemable preferred stocks) as either available-for-sale or trading securities and carries them at fair value. For available-for-sale securities, unrealized gains (losses) are recorded directly to accumulated other comprehensive income (AOCI), net of related deferred acquisition costs (DAC), VOBA, deferred sales inducements (DSI) adjustments, and deferred income taxes. Changes in the fair value of trading securities are reported as realized gains (losses). The Company carries marketable equity securities (common stock) at fair value with changes in fair value reported as realized gains (losses).
The Company’s investments in its insurance subsidiaries are included in affiliated common stocks and are carried at their underlying statutory equity, which was $266.5 and $257.8 as of December 31, 2024 and 2023, respectively. Changes in the carrying value of subsidiaries are recorded directly to unassigned funds (surplus). The Company owns no shares, either directly or indirectly, of the Parent. Under GAAP, the accounts and operations of the subsidiaries are consolidated.
The Company reports interest and dividends earned, including prepayment fees or interest-related make whole payments, in net investment income. Interest income for bonds is recognized using the effective yield method. When the collectability of interest income for bonds is considered doubtful, any accrued but uncollectible interest is deducted from investment income in the current period. The Company then places the securities on nonaccrual status, and they are not restored to accrual status until all delinquent interest and principal is paid.
Investments are considered to be impaired when a decline in fair value below a security’s amortized cost is determined to be other-than-temporary. The Company’s review of investment securities for OTTI includes both quantitative and qualitative criteria, and for loan-backed and structured securities, may include identification of the portion related to credit losses. See Note 3 for additional discussion about the Company’s process for identifying and recording OTTI.
Under GAAP, a fixed maturity with fair value below its amortized cost but is not intended to be sold, is evaluated to determine whether the decline in fair value has resulted from an expected credit loss or other factors (such as market interest rates). The

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
amount of the expected credit loss equals the difference between amortized cost and recovery value of the security, and is limited by the amount that the fair value is less than the amortized cost basis. The expected credit loss is recorded as an allowance, with the initial recognition and subsequent changes recognized in earnings as a realized loss. Amounts determined uncollectible are written off as a reduction to the amortized cost and removed from the allowance. Any remaining non-credit related unrealized loss is recorded in AOCI.
Mortgage Loans
The Company carries mortgage loans on real estate at outstanding principal balances less any recognized impairment. Loans are specifically evaluated for impairment if the Company considers it probable that amounts due according to the terms of the loan agreement will not be collected, or the loan is modified in a troubled debt restructuring. For mortgage loans that the Company determines to be impaired, the Company charges the difference between the estimated fair value of the collateral and the recorded investment in the mortgage loan as a realized investment loss.
The Company accrues interest income on impaired loans to the extent that it is deemed collectible and the loan continues to perform under its original or restructured terms. Accrued interest income that is over 180 days past due and collectible is reported as a nonadmitted asset. Interest income on non-performing loans, defined generally as those in default, close to being in default, or more than 90 days past due, is recognized upon receipt. Loan origination fees are recorded in income upon receipt and origination costs are expensed when incurred.
Under GAAP, a majority of mortgage loans are carried at outstanding principal balances, adjusted for unamortized deferred fees and costs, net of an allowance for expected credit losses. Loan origination fees and costs are deferred and amortized over the life of the loan. Mortgage loans supporting a block of structured settlement annuities in connection with the Income Annuities Inforce Reinsurance Transaction (Note 7) are measured at fair value, with changes in fair value recorded in earnings as realized gains (losses).
Cash, Cash Equivalents, and Short-Term Investments
Cash and cash equivalents consist of cash on deposit and bonds used to facilitate liquidity needs. Cash and cash equivalents are carried at cost, which approximates fair value, and are consistent with GAAP. As of December 31, 2024 and 2023, $1,292.0, or 95.7%, and $1,247.4, or 96.4%, respectively, of total cash was held at one highly rated financial institution.
Short-term investments consist of bonds and other highly liquid investments such as short-term intercompany loans. Short-term bonds are recorded in the same manner as similar long-term investments, and are consistent with GAAP. Short-term intercompany loans are carried at the unpaid principal balance plus accrued interest, and are consistent with GAAP. See Note 13 for further discussion.
Derivatives
The Company uses derivative financial instruments to hedge certain portions of its exposure to equity market risk, interest rate risk, and foreign currency exchange risk. Derivative financial instruments currently held consist primarily of equity market contracts, interest rate swaps, and cross currency swaps.
The accounting for changes in the fair value of derivative instruments depends on whether it qualifies and has been designated for hedge accounting. To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Derivative instruments that qualify and are designated for hedge accounting are valued in a manner consistent with the items being hedged. If a derivative instrument does not qualify or is not designated for hedge accounting, it is recognized at fair value with the changes in its fair value recorded as unrealized gains or losses in surplus.
Cross currency swaps and the majority of our interest rate swaps qualify and are designated for hedge accounting and are recognized at amortized cost in the balance sheets. Periodic payments and receipts on these derivatives are recorded on an accrual basis within net investment income. Net realized capital gains (losses) are recognized upon termination or maturity of these contracts in a manner consistent with the hedged item, and when subject to the IMR, are transferred to the IMR, net of taxes.
Cash flows from derivative instruments that are designated and qualify for hedge accounting and economic hedges are reported consistently with the cash flows from the hedged item.
Pursuant to the prescribed practice discussed above, the index options for FIA products are accounted for using the amortized cost method, under which the cost is amortized through investment income on the statements of operations. When the options mature, any value received by the Company is reflected as net investment income. Index options for IUL and RILA products are recorded at fair value, with changes in fair value recorded in capital realized gains (losses) on the statements of operations. Pursuant to the permitted practice discussed above, foreign exchange forwards are recorded at fair value, with changes in fair

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
value recorded in the statements of operations. Other derivatives that do not qualify or are not designated for hedge accounting are recognized at fair value with changes in fair value recorded as unrealized gains or losses in surplus.
The maximum length of time over which the Company is hedging its exposure to the variability in future cash flows for forecasted transactions is 21 years.
Under GAAP, derivative instruments are recorded at fair value, and changes in the fair value of derivative instruments are reported through earnings unless they qualify and are designated for hedge accounting. When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded as a component of AOCI and reclassified into net income in the same period during which the hedged transaction affects net income.
Other Invested Assets
Other invested assets consist primarily of limited partnership investments, including private debt, private equity, hedge funds, and tax credit investments. Tax credit investments are limited partnerships that are established to fund low-income housing projects and other qualifying purposes, where the primary return on investment is in the form of income tax credits.
The Company has commitments to fund its limited partnership (LP) investments. When the amounts and timing of expected contributions are estimable, the commitments are recorded as part of the carrying value of the investment. When the timing of call amounts is not known, the expected contribution is disclosed as an unfunded commitment.
LP investments held in a segregated portfolio support a block of structured settlement annuities in connection with the Income Annuities Inforce Reinsurance Transaction, and they are reported at net asset value (NAV) as a practical expedient to fair value. Pursuant to the permitted practice from the Department related to equity and equity-type investments discussed above, the changes in fair value of those LP investments are recorded in net realized gains (losses) on the statements of operations.
Under GAAP, limited partnership investments are recorded at fair value. Changes in the fair value of these investments are recorded in net realized gains (losses) on the consolidated statements of operations. The Company elected the fair value option for these investments, regardless of ownership percentage, to standardize the related accounting and reporting.
Tax credit investments primarily consist of low-income housing tax credits (LIHTC) investments. These investments are initially recorded at the present value of all expected contributions, which are considered unconditional and legally binding. Amortization of LIHTC investments is based on the proportion of tax benefits received in the current year to total estimated tax benefits to be allocated to the Company. Write downs for these investments are recorded when the carrying value of the investment exceeds the present value of remaining benefits and it has been determined that future tax benefits will not be received as expected. Write downs are recorded in net realized capital gains (losses).
Under GAAP, tax credit investments are accounted for under the equity method. Typically, the investment is written down over time as partnership losses are allocated to the Company or when the carrying value of the investment exceeds the total amount of remaining benefits. Activity related to these investments is recorded in net realized gains (losses).
Net Realized Capital Gains (Losses)
Net realized capital gains (losses) are determined on a specific-identification basis.
Nonadmitted Assets
Certain assets designated as nonadmitted and other assets not specifically identified as an admitted asset are excluded from the balance sheets and are charged directly to unassigned funds. Nonadmitted assets are composed principally of certain uncollected premiums and agents’ balances, DTAs, accounts and notes receivable, and other assets. Under GAAP, such assets are included in the balance sheets to the extent the assets are recoverable.
Reinsurance
The Company accounts for reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, and the reserves for policy and contract liabilities are reported net of reinsured amounts. For modified coinsurance agreements, the Company retains the assets and reserves of the underlying business on the balance sheets. The net impact from activity related to modified coinsurance agreements is shown on the reserve adjustment on reinsurance ceded on the statements of operations. For coinsurance with funds withheld agreements, the Company takes a reserve credit for reserves ceded and retains the assets on its balance sheets. A funds withheld liability is established initially for the amount of reserves that were ceded. The reserves are remeasured each period and changes are recorded as an adjustment to the funds withheld liability on the balance sheets.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Initial gains on reinsurance of existing in-force blocks of business are recorded as an increase to surplus, net of federal income tax. This increase to surplus is amortized into income, net of tax, as profits are recognized on the underlying business.
Under GAAP, future policy benefit reserves and policy and contract claims liabilities are reported gross of any related reinsurance recoverables, which are reported as assets. Certain reinsurance contracts meeting risk transfer requirements under SAP have been accounted for using traditional reinsurance accounting; whereas, such contracts are accounted for using deposit accounting under GAAP. For modified coinsurance agreements that do not qualify for reinsurance accounting under GAAP, the Company establishes a deposit asset, representing ceded reserves, and funds withheld liability, representing the assets supporting ceded reserves. The Company also recognizes an embedded derivative related to the funds withheld assets.
Refer to Note 7 for further discussion.
Benefit Reserves
Aggregate reserves for payment of future life, health, and annuity benefits are based on published tables in accordance with applicable actuarial standards. The reserves are at least as great as the minimum aggregate amounts required by the Department. Liabilities related to other policyholders' funds left on deposit are equal to the account balances. Surrender values on policies do not exceed the corresponding benefit reserves.
Additional reserves are established if the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or if the net premiums exceed the gross premiums on any insurance in-force. For substandard lives, either extra premium is charged or the gross premium for a rated age is charged; mean reserves are determined by computing the regular mean reserve for the plan at any rated age and, in addition, holding one-half of any extra premium charge for the year. The Company does not use anticipated investment income as a factor in its premium deficiency calculation.
Tabular interest, tabular reserves less actual reserves released, and tabular cost are determined by formula. Tabular interest on funds not involving life contingencies for each valuation rate of interest are calculated as the change in reserves minus premiums plus benefits.
The Company waives deduction of deferred fractional premiums upon the death of the insured and returns any premium beyond the date of death.
Reserves for deposit-type contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are equal to deposits received and interest credited to the benefit of the contract holders, less surrenders or withdrawals that represent a return to the contract holders.
Aggregate reserves on group life and accident and health policies represent the estimated ultimate net cost of all reported and unreported claims at the balance sheet date. For group long-term disability and group life premium waiver, the liabilities for losses and loss/claim adjustment expense on reported claims are classified as Disabled Life Reserves (DLR); these reserves are calculated on a seriatim basis using tabular methods and discounted for interest, with assumptions reviewed on an annual basis. The remaining aggregate reserves on these group benefit products are for unreported claims and are classified as incurred but not reported (IBNR); these reserves are calculated using a blend of completion factors and loss ratio assumptions. Assumptions and adequacy are reviewed quarterly.
Under GAAP, policy reserves are calculated based on estimated expected experience or actual account balances. For traditional individual life policies, policy reserves are estimated as the present value of expected future policy benefits less future net premiums. For group long-term disability and group life premium waiver policies, policy reserves are calculated consistent with the method described above under SAP but with assumptions appropriate for GAAP. Liabilities for DA contracts, and the fixed account portion of FIA, RILA and UL policies are equal to the account value without regard to any surrender fees. The liability for the indexed account portions of contracts with indexed or index-linked features (indexed products) represent the present value of future estimated guaranteed benefits, as well as embedded derivatives related to expected index credits on these contracts and policies. The embedded derivatives are recorded at fair value. Indexed products include FIA, RILA, and Indexed UL.
Policy and Contract Claims
Claims reserves on life, and accident and health policies represent the estimated ultimate cost of all reported and unreported claims, net of reinsurance, as of the balance sheet date. The reserves for reported but unpaid claims incurred are estimated using individual valuations and statistical analyses. The liability held for pending life insurance claims is equal to the face amount of the policy. For medical stop-loss, group life and DI policies, and absence management and group voluntary benefits policies, the reserves are for unreported claims and are classified as IBNR and calculated as described above.
Under GAAP, the liability for pending claims for UL policies, including BOLI and variable corporate owned life insurance (COLI) products, equals the net amount at risk, which is the face amount of the policy, less the account value. The IBNR claim liability does not include a provision for adverse deviation.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Asset Valuation Reserve
The AVR provides a valuation allowance for invested assets and is calculated based on a formula prescribed by the NAIC. This reserve acts to mitigate potential credit-related losses on invested assets. Changes in the AVR are reflected directly in unassigned funds. No such reserve exists under GAAP.
Interest Maintenance Reserve
The IMR defers after-tax realized capital gains (losses) resulting from the effect of changes in the general level of interest rates on the disposal or interest-related impairment of bonds. These deferrals are based on a formula prescribed by the NAIC and are amortized into income over the approximate remaining life of the investment sold or impaired, using the grouped method. Realized interest-related gains or losses that arise from the sale of investments required to provide cash flow to meet "excess withdrawal activity" are excluded from the IMR. Under GAAP, realized investment gains (losses) from sales and impairments are reported in earnings in the period in which the assets are sold, and no such reserve is recorded.
Federal Income Taxes
The Company is included as a member of a consolidated federal income tax return group under the Parent. The method of allocation of current income taxes between the affiliates is subject to a written agreement approved by each respective company’s board of directors. Income tax expense is allocated to those entities within the group as if each individual entity filed a separate return. Current tax credits are determined on the basis of utilization by the consolidated group. The provision for federal income taxes is based on amounts determined to be payable as a result of current year operations. Intercompany balances are settled quarterly.
Deferred federal income taxes are provided for differences between the book and tax bases of assets and liabilities. In determining admissibility, gross DTAs are subject to a statutory valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the gross DTAs will not be realized. The gross DTAs remaining after the application of a statutory valuation allowance, if any, are admitted subject to admissibility tests. Remaining DTAs after application of the admissibility tests are nonadmitted. Changes in deferred taxes are recorded directly to unassigned funds.
Under GAAP, DTAs are recognized only to the extent that it is more likely than not they will be realized. A valuation allowance is established when DTAs cannot be recognized. Changes in deferred taxes are reported in earnings or as a component of AOCI. Refer to Note 11 for further discussion.
Separate Accounts
Separate account assets represent segregated funds administered and invested for the exclusive benefit of policyholders. For variable separate account products, the assets of these separate accounts consist of designated underlying funds and are reported at fair value. Investment risks associated with fair value changes are borne by the policyholders. Separate account liabilities represent reserves established to meet withdrawal and future benefit payment provisions of contracts with these policyholders. The separate account assets are not subject to liabilities arising out of any other business the Company may conduct.
The Company administers separate accounts for BOLI policyholders. The assets of these accounts include bonds and mortgage loans. Pursuant to the accounting elections discussed above, bonds are held at amortized cost and mortgage loans are held at outstanding principal loan balance less any recognized impairment. The majority of these assets are legally segregated and are not subject to claims that arise out of the Company’s other business activities. The liabilities of these separate accounts represent reserves established to meet withdrawal and future benefit payment provisions of contracts with the policyholders.
The Company also administers separate accounts relating to index-linked funds for RILA policyholders. The assets of these accounts include bonds (and bond-like securitizations), mortgage loans, common stock, and derivatives. Pursuant to the accounting elections discussed above, bonds are held at amortized cost, mortgage loans are held at outstanding principal loan balance less any recognized impairment, and common stock and derivatives are carried at fair value. Changes in fair value of index options are reported as net realized capital gains (losses) and as a change in surplus for all other derivative types. Except for contracts issued in Texas, Alaska, and Washington, these assets are not legally segregated and are subject to claims that arise out of the Company's other business activities. The liabilities of these separate accounts represent reserves established to equal the policyholder cash surrender value on index-linked funds.
The operations of all separate accounts, excluding investment gains (losses) allocatable solely to the policyholders, are combined with the general account of the Company on the statements of operations under the appropriate captions. Transactions such as premium deposits, surrenders, and withdrawals are offset by a corresponding increase or decrease in net transfers to the separate accounts.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
For variable universal life contracts, the Company offers a secondary guarantee that the policy remains in force even if the policy account value is below zero. For variable annuity contracts with guaranteed minimum death benefits (GMDB), the Company contractually guarantees death benefits that may exceed a policyholder's account balance. The Company reinsures most of the GMDB risk on its variable annuity contracts.
Under GAAP, separate account assets are reported at fair value. Separate account liabilities are set equal to separate account assets. Investment activity accrues directly to the policyholders and are not included in the Company’s revenue. Assets and liabilities associated with BOLI policies and RILA contracts do not qualify for separate account treatment under GAAP, as the Company retains the investment risk.
Subsequent Events
The Company has evaluated the effects of events subsequent to December 31, 2024, and the accounting and disclosure requirements related to subsequent events are included in the financial statements. Management has assessed material subsequent events through March 25, 2025, the date the financial statements were available to be issued.
Reconciliation of Statutory-Basis Amounts to GAAP-Basis Amounts
The following tables present a reconciliation of net income and capital and surplus of the Company, as determined in accordance with SAP to amounts determined in accordance with GAAP:

	Net Income (Loss)
	For the Year Ended December 31,
	2024	2023	2022
Statutory-basis net income (loss), as reported	$183.2	$91.6	$84.5
Add (deduct) adjustments:
Investments	(1,281.7)	(1,195.1)	321.7
Reserves	938.5	644.7	(78.6)
Policy acquisition costs and VOBA	330.0	195.7	142.6
Goodwill	(56.3)	(56.3)	(56.3)
Other intangible assets	(69.6)	(69.6)	(69.6)
Federal income taxes	52.4	197.5	(45.8)
Federal income taxes on net capital gains	(19.9)	(7.2)	(30.8)
Other	29.4	21.6	37.1
Total adjustments	(77.2)	(268.7)	220.3
GAAP-basis net income (loss)	$106.0	$(177.1)	$304.8

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	Total Capital and Surplus
	As of December 31,
	2024	2023
Statutory-basis total capital and surplus, as reported	$2,382.9	$2,269.0
Add (deduct) adjustments:
Investments	(320.8)	(527.5)
Reserves	11,836.9	7,409.8
Policy acquisition costs and VOBA	1,994.3	1,846.2
Goodwill	278.2	337.8
Other intangible assets	721.8	791.5
Federal income taxes	75.7	82.5
Non-admitted assets	290.8	267.2
Reinsurance liabilities	1,519.9	1,194.1
Derivative liabilities	(137.4)	(88.2)
Funds held under coinsurance agreements	(15,941.1)	(10,901.8)
Other	41.9	93.6
Total adjustments	360.2	505.2
GAAP-basis shareholder's equity	$2,743.1	$2,774.2
Accounting Changes and Correction of Errors
Accounting Changes
The Company had no accounting changes in 2024 or 2022. In 2023, the Company elected to record the realized capital gains (losses) on terminations or maturities of derivative assets under IAC 191-97 in net investment income. Prior to this election, the realized gains (losses) on terminations or maturities of these derivative assets were reported as realized capital gains (losses) in the statements of operations. This change aligns the reporting of amortization and any realized gains (losses) on such terminations or maturities within net investment income on the statements of operations. This election has no impact to net income or surplus.
Correction of Errors
The Company recorded error corrections through beginning of year surplus in accordance with SSAP No. 3, Accounting Changes and Correction of Errors totaling $(9.9) and $2.8 for the years ended December 31, 2024 and 2023, respectively.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
3. Investments
The book/adjusted carrying value and fair value of investments in bonds, preferred stocks, and common stocks are as follows:

	As of December 31, 2024
	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Bonds:
U.S. government and agencies	$470.7	$—	$(10.1)	$460.6
Foreign governments and agencies	58.7	—	(12.8)	45.9
States, territories, and possessions	3.1	—	—	3.1
Political subdivisions	45.9	—	(3.3)	42.6
Special revenue and assessments	465.1	1.7	(39.0)	427.8
Industrial and miscellaneous	20,595.2	148.7	(1,241.4)	19,502.5
Hybrid securities	395.1	8.4	(11.0)	392.5
Collateralized loan obligations:
Industrial and miscellaneous	8,183.8	39.6	(14.2)	8,209.2
Mortgage- and asset-backed securities:
U.S. government and agencies	27.2	—	(2.9)	24.3
Special revenue and assessments	199.1	0.5	(34.9)	164.7
Industrial and miscellaneous	3,359.2	37.2	(114.6)	3,281.8
Total bonds	33,803.1	236.1	(1,484.2)	32,555.0
Preferred stocks	110.7	—	(5.6)	105.1
Unaffiliated common stocks	518.8	22.9	(0.7)	541.0
Total	$34,432.6	$259.0	$(1,490.5)	$33,201.1

	As of December 31, 2023
	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Bonds:
U.S. government and agencies	$968.4	$5.4	$(6.5)	$967.3
Foreign governments and agencies	69.1	—	(11.7)	57.4
States, territories, and possessions	4.6	—	(0.1)	4.5
Political subdivisions	48.2	0.1	(3.2)	45.1
Special revenue and assessments	559.2	2.1	(39.5)	521.8
Industrial and miscellaneous	19,170.5	229.4	(1,161.6)	18,238.3
Hybrid securities	322.4	1.4	(22.2)	301.6
Collateralized loan obligations:
Industrial and miscellaneous	7,258.3	7.8	(93.8)	7,172.3
Mortgage- and asset-backed securities:
U.S. government and agencies	34.7	0.1	(2.2)	32.6
Special revenue and assessments	183.4	1.0	(32.0)	152.4
Industrial and miscellaneous	3,364.8	20.8	(173.8)	3,211.8
Total bonds	31,983.6	268.1	(1,546.6)	30,705.1
Preferred stocks	106.4	—	(7.1)	99.3
Unaffiliated common stocks	359.7	7.7	(3.1)	364.3
Total	$32,449.7	$275.8	$(1,556.8)	$31,168.7

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The Company maintains a diversified investment portfolio across industries. The following table presents the composition of the Company's bonds, preferred stocks, and common stocks by sector:

	As of December 31,
	2024		2023
	Fair Value	% of Total	Fair Value	% of Total
Financials	$16,281.6	49.0%	$14,292.8	45.8%
Utilities	2,471.6	7.4	2,302.8	7.4
Consumer discretionary	2,198.5	6.6	1,975.2	6.3
Industrials	2,156.7	6.5	2,355.5	7.6
Consumer staples	2,017.5	6.1	1,983.4	6.4
Health care	1,717.6	5.2	1,607.8	5.2
Energy	1,553.2	4.7	1,761.8	5.7
Communications	1,293.2	3.9	1,370.2	4.4
Other	3,511.2	10.6	3,519.2	11.2
Total	$33,201.1	100.0%	31,168.7	100.0%
The following table summarizes the contractual years to maturity of bonds as of December 31, 2024. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

	Book/ Adjusted Carrying Value	Fair Value
Years to maturity:
One or less	$2,053.4	$2,037.7
Over one through five	8,368.4	8,256.3
Over five through ten	5,143.2	4,891.0
Over ten	6,300.5	5,521.7
Total with contractual maturity dates	21,865.5	20,706.7
Securities without contractual maturities	11,937.6	11,848.3
Total bonds	$33,803.1	$32,555.0
The following table summarizes the Company’s net investment income:

	For the Year Ended December 31,
	2024	2023	2022
Income:
Bonds	$1,690.0	$1,499.7	$1,176.9
Preferred and common stocks	29.6	25.7	19.7
Mortgage loans	422.5	338.4	322.3
Derivatives (1)	26.0	(120.3)	(215.9)
Other invested assets	27.7	(5.1)	(7.4)
Cash, cash equivalents, and short-term investments	112.8	113.5	10.7
Other	5.9	3.6	3.6
Total investment income	2,314.5	1,855.5	1,309.9
Investment expenses	(122.1)	(98.3)	(69.2)
Net investment income	$2,192.4	$1,757.2	$1,240.7
____________________
(1)For the years ended 2024, 2023 and 2022, the balance included $(324.7), $(260.3), and $(225.9), respectively, of amortization of option costs under IAC 191-97. Refer to Note 2 for further discussion.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The following table summarizes the realized capital gains (losses) from investment sales, dispositions, and write downs:

	For the Year Ended December 31,
	2024	2023	2022
Bonds	$(46.9)	$(138.0)	$(139.7)
Preferred and common stocks	55.2	32.5	14.5
Derivatives and other invested assets	61.5	87.0	29.2
Realized capital gains (losses) before federal income taxes and transfer from IMR	69.8	(18.5)	(96.0)
Federal income tax benefit (expense)	(8.4)	19.7	(9.6)
Amount transferred to the IMR	43.4	101.3	78.8
Net realized capital gains (losses)	$104.7	$102.5	$(26.8)
The following table presents the proceeds from sales of bonds (excluding call and maturity proceeds), and the gross gains and losses realized on those sales:

	For the Year Ended December 31,
	2024	2023	2022
Proceeds from sales of bonds	$3,919.2	$5,079.9	$2,743.2
Gross gains	21.7	28.8	49.7
Gross losses	(47.7)	(137.1)	(121.3)
Unrealized Losses and OTTI
The following tables summarize gross unrealized losses and fair values of the Company’s bonds, preferred stocks, and unaffiliated common stocks, presented by length of time that individual securities have been in a continuous loss position:

	As of December 31, 2024
	Less Than 12 Months			12 Months or More
	Fair Value	Gross Unrealized Losses	# of Securities	Fair Value	Gross Unrealized Losses	# of Securities
Bonds:
U.S. government and agencies	$173.8	$(2.8)	11	$82.4	$(7.3)	7
Foreign governments and agencies	—	—	—	45.9	(12.8)	5
States, territories, and possessions	—	—	—	3.1	—	1
Political subdivision	18.0	(1.1)	4	23.1	(2.2)	6
Special revenue and assessments	39.6	(0.6)	10	350.8	(38.3)	54
Industrial and miscellaneous	4,298.1	(100.2)	676	9,304.5	(1,141.2)	1,205
Hybrid securities	34.1	(0.2)	4	140.5	(10.8)	12
Collateralized loan obligation	1,015.7	(2.9)	68	254.5	(11.3)	61
Mortgage and asset-backed securities	480.6	(5.8)	78	1,459.7	(146.7)	212
Total bonds	6,059.9	(113.6)	851	11,664.5	(1,370.6)	1,563
Preferred stocks	—	—	—	65.8	(5.6)	6
Unaffiliated common stocks	28.2	(0.7)	6	—	—	3
Total	$6,088.1	$(114.3)	857	$11,730.3	$(1,376.2)	1,572

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2023
	Less Than 12 Months			12 Months or More
	Fair Value	Gross Unrealized Losses	# of Securities	Fair Value	Gross Unrealized Losses	# of Securities
Bonds:
U.S. government and agencies	$24.3	$(0.1)	6	$85.2	$(6.4)	7
Foreign governments and agencies	1.3	—	1	56.2	(11.7)	5
States, territories, and possessions	—	—	—	4.5	(0.1)	1
Political subdivision	12.0	(0.2)	1	31.6	(3.0)	9
Special revenue and assessments	14.5	(0.1)	4	447.4	(39.4)	69
Industrial and miscellaneous	950.0	(11.4)	197	12,060.2	(1,150.2)	1,508
Hybrid securities	81.0	(2.9)	12	189.1	(19.3)	18
Collateralized loan obligation	639.4	(2.3)	59	4,676.5	(91.5)	438
Mortgage- and asset-backed securities	394.6	(6.1)	62	1,762.4	(201.9)	241
Total bonds	2,117.1	(23.1)	342	19,313.1	(1,523.5)	2,296
Preferred stocks	—	—	—	62.5	(7.1)	5
Unaffiliated common stocks	72.1	(2.8)	14	9.0	(0.3)	6
Total	$2,189.1	$(25.9)	356	$19,384.6	$(1,530.9)	2,307
The Company reviewed its investments with unrealized losses as of December 31, 2024 and 2023 in accordance with its impairment policy. The Company’s evaluation determined, after the recognition of OTTI, that the remaining declines in fair value were temporary and the Company did not intend to sell these securities at an amount below the carrying value prior to maturity (or recovery). For loan-backed bonds and structured securities, the Company expects to recover the entire amortized cost basis.
The Company uses both quantitative and qualitative criteria to review all securities in its holdings. Based on the Company's experience, investments with amortized cost exceeding estimated fair value by less than 20% do not typically represent a significant risk of impairment under normal market conditions. For those with amortized cost exceeding estimated fair value by over 20% and those that were downgraded by a rating agency, the Company compares the security's implied credit spread to the benchmark spread for bonds with significant credit risk. If the security's spread exceeds the defined tolerance compared to this benchmark, the Company further analyzes the decrease in fair value to determine whether it is an other-than-temporary impaired by considering, among other factors, the following:
•Extent of downgrades of the security by a rating agency;
•Extent and duration of the decline in fair value below cost or amortized cost;
•Financial condition and near-term prospects of the issuer of the security, including any specific events that may affect its operations, earnings potential, or compliance with terms and covenants of the security;
•Changes in the financial condition of the security’s underlying collateral;
•Nonpayment of scheduled interest, or the reduction or elimination of dividends; and
•Other indications that a credit loss has occurred.
For bonds and preferred stocks, the Company concludes an OTTI has occurred if a security is underwater and there is an intent to sell the security, or it is more likely than not that the Company will be required to sell the security prior to recovery of its amortized cost, considering any regulatory developments, prepayment or call notifications, and the Company's liquidity needs. For OTTI on bonds other than loan-backed and structured securities, an impairment loss equal to the difference between the bond’s carrying value and its fair value is recognized within the statements of operations.
Loan-backed and structured securities are considered other-than-temporarily impaired when the Company has concluded it does not have the intent and ability to retain the security for sufficient time to recover the amortized cost basis, it intends to sell the security prior to maturity at an amount below the carrying value, or it does not expect to recover the entire amortized cost basis even if it has the intent and ability to hold.
When an OTTI has occurred due to the Company’s intent to sell the security or the Company has assessed it does not have the intent and ability to retain the security until sufficient time to recover the amortized cost basis, an impairment loss equal to the difference between the security's carrying value and its fair value is recognized within the statements of operations.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
When an OTTI has occurred because the Company does not expect to recover the entire cost basis, even if the Company has the intent and ability to hold the security, an impairment loss equal to the difference between the security's carrying value and its estimated recovery value is recognized within the statements of operations. The estimated recovery value is calculated as the present value of cash flows expected to be collected, discounted at the effective rate immediately prior to the recognition of the OTTI.
To determine the recovery value of a loan-backed or structured security, the Company performs an analysis related to the underlying issuer including, but not limited to, the following:
•Expected cash flows from the security;
•Creditworthiness;
•Delinquency, debt-service coverage, and loan-to-value ratios on the underlying collateral;
•Underlying collateral values, vintage year, and level of subordination;
•Geographical concentrations; and
•Susceptibility to prepayment due to changes in the interest rate environment.
The Company records OTTI charges on bonds, common stock, and preferred stock as net realized capital losses on the statements of operations. The largest write-downs were from investments in the following sectors:

	For the Year Ended December 31,
	2024		2023		2022
	Amount	% of Total	Amount	% of Total	Amount	% of Total
U.S. government (1)	$5.7	35.2%	$16.5	79.4%	$12.5	40.2%
Industrials	4.7	29.3%	2.1	9.9	1.6	5.1
Energy	1.9	11.5%	—	—	1.3	4.2
Financials	1.2	7.7%	0.8	4.0	2.7	8.7
Utilities	0.8	4.7%	—	—	2.1	6.8
Consumer discretionary	0.7	4.0%	1.1	5.4	8.9	28.6
Communications	0.5	3.0%	—	—	1.0	3.2
Other	0.7	4.6%	0.3	1.2	1.0	3.2
Impairment losses recognized in earnings	$16.2	100.0%	$20.8	100.0%	$31.1	100.0%
____________________
(1)Impairments on U.S. Federal Government securities are due to the Company's intent to sell and reflect the impact of interest rate movements.
Based on NAIC ratings as of December 31, 2024 and 2023, the Company held below-investment-grade bonds with fair values of $1,742.5 and $1,173.9, respectively, and book/adjusted carrying values of $1,774.5 and $1,223.5, respectively. These holdings amounted to 5.4% and 3.8% of the Company’s investments in bonds at fair value as of December 31, 2024 and 2023, respectively.
Restricted Assets
The table below provides a summary of restricted assets at book/adjusted carrying value:

	As of December 31,
	2024			2023
	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets
Restricted assets in connection with reinsurance transactions (1)	$18,663.8	32.4%	32.6%	$13,420.7	25.2%	25.4%
Federal Home Loan Bank of Des Moines (FHLB DM) capital stock	166.8	0.3	0.3	147.1	0.3	0.3
State deposits	5.9	—	—	6.9	—	—
Pledged collateral to FHLB DM	6,213.8	10.8	10.9	5,702.1	10.7	10.8
Other pledged collateral	169.1	0.3	0.3	184.6	0.3	0.3
Total restricted assets	$25,219.4	43.8%	44.1%	$19,461.4	36.6%	36.8%
____________________
(1)Includes bonds, stocks, mortgage loans, cash, and other invested assets contractually restricted to use related to the Company's reinsurance transactions.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Funding Agreements with Federal Home Loan Bank of Des Moines
The Company is a member of the Federal Home Loan Bank of Des Moines (FHLB DM). Membership allows access to the FHLB DM's funding services, which provide an alternative liquidity source, including the ability to obtain loans and issue funding agreements that are collateralized by qualifying assets. The Company has issued funding agreements to the FHLB DM to support an institutional spread program, where the Company earns income primarily from the difference between investment income earned and interest paid on the funding agreements. Maximum borrowing capacity varies based on a percentage of total assets, subject to availability of eligible collateral and internal authorization limits. Eligible collateral includes CMBS, RMBS, government or agency securities, and mortgage loans.
The table below presents amounts related to FHLB DM:

	As of December 31,
	2024	2023
Membership stock – Class B (1)	$10.0	$10.0
Activity stock	156.8	137.1
Total	$166.8	$147.1

Outstanding funding agreements (2)	$3,485.6	$3,047.1
Collateral held at FHLB DM, at carrying value (3)	6,213.7	5,702.1
Actual or estimated borrowing capacity as determined by the Company	4,578.9	4,230.8
____________________
(1)Class B membership stock is not eligible for redemption.
(2)The outstanding funding agreements as of December 31, 2024 and 2023 represent the total reserves established, which was recorded in liability for deposit-type contracts on the balance sheets. The outstanding funding agreements as of December 31, 2024 and 2023 also represent the maximum amount outstanding during the years ended December 31, 2024 and 2023, respectively. The Company does not have any prepayment obligations related to the outstanding funding agreements.
(3)As of December 31, 2024 and 2023, the fair value of the Company's collateral held at FHLB DM was $5,720.3 and 5,288.0, respectively. The carrying value and fair value also represent the maximum amount pledged during the years ended December 31, 2024 and 2023, respectively.
Low-Income Housing Tax Credits
The Company held LIHTC investments of $158.7 and $81.3 as of December 31, 2024 and 2023, respectively. As of December 31, 2024, the Company had up to 13 remaining years of unexpired credits related to LIHTC investments. The Company's remaining required holding period for these investments was between 1 and 17 years as of December 31, 2024.
The Company recognized LIHTC tax credits of $3.3, $4.1, and $8.0 during the years ended December 31, 2024, 2023, and 2022, respectively. As of December 31, 2024, the Company had remaining commitments of $139.4 to its LIHTC investments. These properties are not currently subject to any regulatory review.
4. Mortgage Loans
The Company's mortgage loan portfolio is secured by first-mortgage liens on income-producing commercial real estate, primarily in the retail, industrial, and office building sectors. The Company's mortgage loan portfolio is considered a single portfolio segment and class of financing receivables, which is consistent with how the Company assesses and monitors the risk and performance of the portfolio. A large majority of these loans have personal guarantees and all mortgaged properties are inspected annually.
The Company's mortgage loan portfolio is diversified by geographic region, loan size, and scheduled maturity. As of December 31, 2024, the state with the largest concentration of the Company's mortgage loans was California, comprising 26.2% of total outstanding principal. Of the loans in California, 62.0% are related to properties located in Southern California.
The maximum and minimum lending rates for mortgage loans issued during 2024, were 9.1% and 5.0%, respectively. The maximum and minimum lending rates for mortgage loans issued during 2023, were 8.8% and 4.3%, respectively. The maximum and minimum lending rates for mortgage loans issued during 2022 were 6.8% and 2.6%, respectively.
Loans are underwritten based on loan-to-value (LTV) ratios and debt-service coverage ratios (DSCR), as well as detailed market, property, and borrower analyses. The LTV and DSCR are used by the Company to determine the internal credit quality of mortgage loans. The LTV ratio compares the carrying value of the loan to the fair value of the underlying collateral. The DSCR compares a property's net operating income to its debt-service payments. Generally, a lower LTV ratio and higher DSCR indicate a higher quality loan. The Company updates each loan's LTV ratio every quarter based on the carrying value of the property, while property information (such as property value and income for DSCR) is updated annually, primarily during the third quarter.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The maximum LTV for any one loan was 76.9%, 70.0%, and 70.0% for loans funded during the years ended December 31, 2024, 2023, and 2022, respectively. The weighted average LTV ratio for the Company’s mortgage loan portfolio was 46.6% and 44.9% as of December 31, 2024 and 2023, respectively.
The following table sets forth the Company's mortgage loans by credit quality indicator:

	As of December 31, 2024			As of December 31, 2023
	DSCR			DSCR
LTV ratio	1.50x or Greater	Less Than 1.50x	Total	1.50x or Greater	Less Than 1.50x	Total
Less than 65%	$7,255.4	$785.3	$8,040.7	$6,521.0	$660.8	$7,181.8
Between 65% and 80%	299.6	487.4	787.0	277.1	320.6	597.7
Greater than 80%	24.9	24.7	49.6	—	47.4	47.4
Total commercial mortgage loans	$7,579.9	$1,297.4	8,877.3	$6,798.1	$1,028.8	$7,826.9
Other mortgage loans, net			23.3			24.0
Total			$8,900.6			$7,850.9

Non-performing loans, defined generally as those in default, close to being in default, or more than 90 days past due, are placed on non-accrual status. Loans are specifically evaluated for impairment if the Company considers it probable that amounts due according to the terms of the loan agreement will not be collected, or the loan is modified in a troubled debt restructuring. As of December 31, 2024, one loan with an outstanding principal balance of $2.1 was considered impaired. As of December 31, 2023, no outstanding loans were determined to be impaired.
5. Derivative Instruments
The Company uses derivative financial instruments to hedge certain portions of its exposure to equity market risk, interest rate risk, and foreign currency exchange risk. Derivative instruments may be exchange-traded or contracted in the over-the-counter (OTC) market. The Company has established policies for managing its derivatives, including prohibitions on derivatives market-making and other speculative derivatives activities.
Derivative Exposures
The following tables present the notional amounts, carrying amounts, and fair values of the Company’s derivative assets and liabilities. On the balance sheet, derivative contracts in a liability position are included in other liabilities.

	As of December 31, 2024
		Carrying Amount		Fair Value
	Notional	Assets	Liabilities	Assets	Liabilities
Derivatives designated as cash flow hedges:
Interest rate swaps	$3,756.5	$—	$—	$4.9	$135.4
Cross currency swaps	861.6	61.3	2.3	64.6	0.3
Treasury bond forwards	341.9	—	—	—	40.2
Treasury locks	85.5	—	—	—	8.0
Derivatives not designated as hedges:
Index options	12,985.2	331.9	4.8	559.4	6.8
Interest rate caps and floors	1,132.7	0.1	18.1	0.1	18.1
Foreign exchange forwards	21.9	0.4	—	0.4	—
Futures	47.0	11.3	0.9	11.3	0.9
Total derivatives	$19,232.3	$405.0	$26.1	$640.7	$209.7

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2023
		Carrying Amount		Fair Value
	Notional	Assets	Liabilities	Assets	Liabilities
Derivatives designated as cash flow hedges:
Interest rate swaps	$2,358.3	$—	$—	$16.4	$127.1
Cross currency swaps	980.4	27.6	8.8	37.8	7.4
Treasury bond forwards	443.6	$—	$—	$0.7	$7.9
Treasury locks	141.0	—	—	—	2.3
Derivatives not designated as hedges:
Index Options	11,632.4	227.8	3.3	420.7	4.6
Interest rate caps and floors	1,172.7	1.7	24.8	1.7	24.8
Futures	47.5	15.7	—	15.7	—
Total derivatives	$16,775.9	$272.8	$36.9	$493.0	$174.1
Interest Rate Swaps
The Company uses interest rate swaps as part of its interest rate risk management strategy. In an interest rate swap transaction, the Company agrees with other parties to exchange, at specified intervals, the difference between floating-rate and fixed-rate interest amounts calculated by reference to an agreed upon notional principal amount. The Company primarily uses interest rate swaps to synthetically convert variable rate bonds, including investments in collateralized loan obligations, to fixed-rate bonds. These derivatives qualify and are designated as cash flow hedges.
Cross Currency Swaps
The Company uses cross currency swaps as part of its foreign currency risk management strategy to reduce foreign exchange rate risk with respect to the Company's investments denominated in foreign currencies. In a cross currency swap transaction, the Company agrees with other parties to exchange, at specified intervals, one currency for another at a specified rate of exchange. Generally, the notional amount of each currency is exchanged at the maturity of the currency swap by each party. Cross currency swaps derivatives qualify and are designated as cash flow hedges.
Treasury Bond Forwards and Treasury Locks
The Company uses treasury bond forwards and treasury locks as part of its interest rate risk management strategy. In a bond forward, the Company agrees to buy or sell a bond at a fixed price on the maturity date. In a treasury lock, the Company agrees to make or receive a payment based upon the difference between the strike rate and current issuance rates. The Company primarily uses treasury bonds forwards and treasury locks to mitigate fluctuations in expected interest income. These derivatives qualify and are designated as cash flow hedges.
Equity Market Contracts – Indexed and Index-linked Products
The Company uses index call options and futures as part of its equity market risk management strategy. The Company offers indexed and index-linked products that permit the contract holder to allocate all or a portion of their account value to an indexed component that credits interest based on the performance of an index, subject to caps, floors, or performance margins set by the Company. The contract holders may elect to rebalance index options at renewal dates, typically annually. As of each renewal date, the Company has the opportunity to re-price the indexed component by establishing revised cap rates or performance margins, subject to contractual guarantees. The Company transacts in index call options and futures according to the portfolio allocation decisions of the contract holders such that the Company is economically hedged with respect to equity returns for the current interest term. These derivatives are not designated for hedge accounting.
Interest Rate Caps and Floors
The Company uses interest rate caps and floors as part of its interest rate risk management strategy pertaining to floating-rate investments. The Company will generally take a long position using an interest rate floor to hedge against the risk of falling reference rates, and may choose to partially or fully finance such floor by taking a short position using an interest rate cap. When done in combination, the long floor and short cap combination is referred to as a collar. The collar provides protection against reference rates falling below the floor’s strike price, but also results in the Company forfeiting potential gains should the reference rates rise above the cap’s strike price. The Company does not designate these derivatives for hedge accounting.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Collateral Arrangements
The Company’s derivative contracts are primarily non-centrally-cleared OTC instruments that are governed by an International Swaps and Derivatives Association (ISDA) Master Agreement. For each Master Agreement, the Company and the counterparty have also entered into a credit support annex (CSA) to reduce the risk of counterparty default in derivative transactions. The CSA requires either party to post cash collateral or other financial assets in accordance with the net exposure from all derivative contracts between the parties. The amount of net exposure is the difference between the derivative contract's fair value and the fair value of the collateral held for the CSA with each counterparty. Collateral amounts required to be posted or received are determined daily based on the net exposure with each counterparty under a master netting agreement.
The Company does not offset recognized collateral amounts pledged or received against the fair value amounts recognized for derivative contracts on the balance sheets.
For certain centrally-cleared instruments, the Company is required to post initial margin, which is determined at contract inception, as well as variation margin, which is based on the fair value of the derivative contracts and generally determined on a daily basis. As of December 31, 2024 and 2023, the Company posted initial margin of $36.6 and $41.3, respectively, related to its centrally-cleared derivatives. These amounts are not reflected in collateral presented in the tables below.
For non-centrally-cleared instruments, the Company is subject to uncleared margin rules, which under certain circumstances, may require the Company to post or collect initial margin for bilateral OTC derivatives with one or more counterparties. As of December 31, 2024, and 2023, the Company posted initial margin of $18.9 and $2.6, respectively, related to its non-centrally-cleared derivatives. These amounts are not reflected in collateral presented in the tables below.
In the balance sheets, the Company recognizes cash collateral received in cash, cash equivalents, and short-term investments and the obligation to return cash collateral as a liability. Non-cash collateral received is not recognized in the balance sheets. In the event of default, the counterparty relinquishes claim to the assets pledged as collateral and the Company recognizes the collateral as its own asset recorded at fair value, or, in the case of cash collateral, derecognizes its obligation to return collateral.
The following table presents the potential effect of netting arrangements on the Company's balance sheets:

		Gross Amounts Not Offset on the Balance Sheets
	Fair Value	Financial Instruments (1)	Cash Collateral Received/Pledged (2)	Net Amount	Securities Collateral Received/Pledged(3)	Net Amount After Securities Collateral
December 31, 2024
Derivative assets	$640.7	$(165.2)	$(173.0)	$302.5	$(277.1)	$25.4
Derivative liabilities	209.7	(165.2)	(7.9)	36.6	(34.8)	1.8
December 31, 2023
Derivative assets	$493.0	$(96.2)	$(362.3)	$34.5	$(17.5)	$17.0
Derivative liabilities	174.1	(96.2)	(38.3)	39.6	(39.0)	0.6
____________________
(1)Represents amount of offsetting derivative liabilities that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative assets or liabilities for presentation on the balance sheet.
(2)The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreement.
(3)Securities collateral received from counterparties is not reported on the balance sheets and may or may not be sold or re-pledged unless the counter party is in default. Amounts do not include excess of collateral pledged or received.
6. Fair Value of Financial Instruments
The Company determines the fair value of its financial instruments based on the fair value hierarchy, which favors the use of observable inputs over the use of unobservable inputs when measuring fair value. The Company uses the same pricing methodology and sources as utilized for obtaining GAAP fair values.
The Company has categorized its financial instruments into the three-level hierarchy, which gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The level assigned to a fair value measurement is based on the lowest-level input that is significant to the measurement. The fair value measurements for the Company's financial instruments are categorized as follows:
•    Level 1 – Unadjusted quoted prices in active markets for identical instruments.
•    Level 2 – Quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, model-derived valuations whose inputs are observable, and market corroborated inputs.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
This category includes those financial instruments that are valued using industry-standard pricing methodologies or models. All significant inputs are observable or derived from observable information in the marketplace.
•    Level 3 – Fair value estimates whose significant inputs are unobservable. This includes financial instruments for which fair value is estimated based on industry-standard pricing methodologies and internally developed models utilizing significant inputs not based on or corroborated by readily available market information. In limited circumstances, this may also utilize estimates based on non-binding broker quotes.
The following tables present financial instruments carried at fair value:

	As of December 31, 2024
	Level 1	Level 2	Level 3	Total
Assets at fair value: (1)
Bonds	$—	$4.4	$—	$4.4
Preferred stocks	—	53.2	—	53.2
Unaffiliated common stocks	374.2	—	166.8	541.0
Derivatives	11.3	101.5	10.9	123.7
Separate account assets (2)	1,121.7	771.7	5.5	1,898.9
Total assets at fair value	$1,507.2	$930.8	$183.2	$2,621.2

Liabilities at fair value:
Derivatives	$0.9	$18.3	$0.7	$19.9
Separate account liabilities	—	113.2	0.2	113.4
Total liabilities at fair value	$0.9	$131.5	$0.9	$133.3
____________________
(1)Does not include amounts related to partnership investments (primarily private debt, private equity, and hedge funds investments) that are measured using the NAV practical expedient. The fair value of these investments was $520.4 as of December 31, 2024. These investments have varying investment strategies, and redemption terms and conditions.
(2)Does not include amounts related to invested assets that are measured using the net asset value (NAV) as a practical expedient. The fair value of these investments was $16.7 as of December 31, 2024.

	As of December 31, 2023
	Level 1	Level 2	Level 3	Total
Assets at fair value: (1)
Bonds	$—	$0.8	$—	$0.8
Preferred stocks	—	43.9	—	43.9
Unaffiliated common stocks	217.2	—	147.1	364.3
Derivatives	15.7	70.5	11.9	98.1
Separate account assets (2)	1,033.8	312.4	13.8	1,360.0
Total assets at fair value	$1,266.7	$427.6	$172.8	$1,867.1

Liabilities at fair value:
Derivatives	$—	$24.9	$0.3	$25.3
Separate account liabilities	—	45.3	1.3	46.6
Total liabilities at fair value	$—	$70.3	$1.7	$71.9
____________________
(1)Does not include amounts related to partnership investments (primarily private debt, private equity, and hedge funds investments) that are measured using the NAV practical expedient. The fair value of these investments was $524.5 as of December 31, 2023. These investments have varying investment strategies, and redemption terms and conditions.
(2)Does not include amounts related to alternative investments that are measured using the NAV practical expedient. The fair value of these investments was $15.3 as of December 31, 2023. These investments have varying investment strategies, and redemption terms and conditions.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The following tables present the book/adjusted carrying values and corresponding fair values of financial instruments subject to fair value disclosure requirements, categorized by the fair value hierarchy described above:

	As of December 31, 2024
	Carrying Values	Fair Value	Level 1	Level 2	Level 3
Financial assets:
Bonds	$33,803.1	$32,555.0	$168.3	$31,599.5	$787.2
Preferred stocks	110.7	105.1	—	105.1	—
Unaffiliated common stocks	541.0	541.0	374.2	—	166.8
Mortgage loans	8,900.6	8,392.9	—	—	8,392.9
Other invested assets (1)	177.7	77.9	—	12.2	65.7
Cash, cash equivalents, and short-term investments	1,641.6	1,641.7	1,387.8	253.9	—
Derivatives	405.0	640.7	11.3	589.4	40.0
Separate account assets (2)	9,602.1	8,789.4	1,236.2	6,733.4	819.8
Financial liabilities:
Derivatives	26.1	209.7	0.9	207.8	1.0
Separate account liabilities	106.7	113.4	—	113.2	0.2
Deposit-type contracts	4,550.0	4,638.4	—	—	4,638.4
____________________
(1)Does not include amounts related to partnership investments (primarily private debt, private equity, and hedge funds investments) that are measured using the NAV practical expedient. The fair value of these investments was $520.4 as of December 31, 2024. These investments have varying investment strategies, and redemption terms and conditions.
(2)Does not include amounts related to invested assets that are measured using the NAV as a practical expedient. The fair value of these investments was $16.7 as of December 31, 2024.

	As of December 31, 2023
	Carrying Values	Fair Value	Level 1	Level 2	Level 3
Financial assets:
Bonds	$31,983.6	$30,705.1	$60.8	$29,943.7	$700.6
Preferred stocks	106.4	99.3	—	99.3	—
Unaffiliated common stocks	364.3	364.3	217.2	—	147.1
Mortgage loans	7,850.9	7,318.5	—	—	7,318.5
Other invested assets (1)	86.2	68.7	—	7.8	60.9
Cash, cash equivalents, and short-term investments	2,258.9	2,156.9	1,294.6	862.3	—
Derivatives	272.8	493.0	15.7	419.2	58.1
Separate account assets (2)	8,052.5	7,375.2	1,095.0	5,556.6	723.7
Financial liabilities:
Derivatives	36.9	174.1	—	173.1	1.0
Separate account liabilities	43.8	46.6	—	45.3	1.3
Deposit-type contracts	4,212.7	4,433.3	—	—	4,433.3
____________________
(1)Does not include amounts related to partnership investments (primarily private debt, private equity, and hedge funds investments) that are measured using the NAV practical expedient. The fair value of these investments was $524.5 as of December 31, 2023. These investments have varying investment strategies, and redemption terms and conditions.
(2)Does not include amounts related to invested assets that are measured using the NAV as a practical expedient. The fair value of these investments was $15.3 as of December 31, 2023.
Financial Instruments Measured at Fair Value on a Recurring Basis
Unaffiliated Common Stocks
The Company's unaffiliated common stocks primarily include FHLB DM common stock and publicly traded common stocks. The FHLB DM common stock has no readily available market information to support pricing. The value is based on redeemable par

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
value and is therefore classified as a Level 3 measurement. The publicly traded common stocks are based on quoted market prices in active markets for identical assets and are classified as a Level 1 measurement.
Derivatives
A majority of the derivatives are index options that consist primarily of Standard & Poor's 500 Index® (S&P 500) options. The fair values of these index options were determined using option pricing models. Significant inputs include index implied volatilities, index dividend yields, index prices, a risk-free rate, option term, and strike price. As these inputs are observable, most index options are classified as a Level 2 measurement. Options without public and observable inputs are classified as a Level 3 measurement.
Separate Account Assets and Liabilities
Separate account assets related to the Company's variable products are primarily invested in mutual funds with published NAVs and are classified as a Level 1 measurement. Separate account assets and liabilities related to the Company's RILA products include investments in derivatives, which are valued using the same methodologies described above.
Other Financial Instruments Subject to Fair Value Disclosure Requirements
Bonds
Bonds are primarily classified as Level 2 measurements. To make this assessment, the Company determines whether the market for a security is active and if significant pricing inputs are observable. The Company predominately utilizes third-party independent pricing services that use evaluated pricing models to assist management in determining the fair value of its bonds.
As many of these bonds do not trade on a daily basis, evaluated pricing models apply available information through processes such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing to prepare valuations. The significant inputs for these bond valuations include benchmark U.S. Treasury or other yields, spread off the U.S. Treasury yield curve for identical securities, reported trades, broker-dealer quotes, comparable securities that are actively traded, issuer spreads, two-sided markets, benchmark securities, bids, offers, and other reference data, including market research publications. In addition, for mortgage- and asset-backed securities, the pricing services use models and processes to develop prepayment and interest rate scenarios. The pricing services monitor market indicators, industry and economic events, and their models take into account market convention.
In situations where the Company is unable to obtain sufficient market-observable information upon which to estimate the fair value of a particular security, fair values are determined using internal pricing models that typically utilize significant, unobservable market inputs or inputs that are difficult to corroborate with observable market data. Such measurements are classified as Level 3 and typically include private placements and other securities that pricing services are unable to price.
Preferred Stocks
The fair values of preferred stocks are valued by pricing services utilizing evaluated pricing models. These valuations are created based on benchmark curves using industry standard inputs and exchange prices of underlying securities of the same issuer. As these inputs are considered observable, preferred stocks are classified as a Level 2 measurement.
Mortgage Loans
The fair values of the Company’s mortgage loans are determined by discounting the projected future cash flows using a discount rate equal to the risk-free rate plus a valuation spread. The valuation spread is an unobservable input that includes management's assumptions of the impact of credit risks. Significant increases or decreases in this spread results in significant changes in fair value; therefore, mortgage loans are classified as a Level 3 measurement.
Other Invested Assets
Other invested assets consists of investments in LPs of private debt, private equity, hedge funds and in tax credit LPs.
The majority of the LP investments are not traded in an active market and qualify to be measured using NAV as a practical expedient. Certain investments are priced by independent pricing services utilizing evaluated pricing models and are classified as a Level 2 measurement. Evaluated pricing models apply available information through processes such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing to prepare valuations. The significant observable inputs for security evaluations include benchmark yields, reported trades, executable broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, new issues, prepayment speeds, and other reference data, including market research publications. Remaining investments in LPs utilize significant unobservable inputs, and are therefore classified as a Level 3 measurement.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The fair value of the tax credit interests is estimated based on the discounted future economic benefits over the remaining life of each investment, using a market rate of return based on similar investments observed by brokers. The future economic benefits are based on assumptions about the partnerships' future performance and related tax benefits passed through to the Company, net of the Company's obligations to make future investment contributions. Because these estimates utilize significant unobservable inputs, investments in tax credit LPs are classified as a Level 3 measurement.
Cash, Cash Equivalents, and Short-Term Investments
Cash and cash equivalents consist of demand bank deposits and short-term highly liquid investments with original maturities of three months or less at the time of purchase. Because cash equivalents are readily convertible to known amounts of cash, carrying value generally approximates fair value and are primarily classified as Level 1. Short-term investments consist of investments with a maturity date of less than one year. The majority of these investments are bonds which are classified as a Level 2 measurement.
Derivatives
Cross currency swaps and interest rate swaps are valued using an income approach. These swaps are priced using a discounted cash flow model. The significant inputs for cross currency swaps include the projected cash flows, currency spot rates, swap yield curve, and cross currency basis curve. As these inputs are observable, the cross currency swaps valuation is classified as a Level 2 measurement. The significant inputs for interest rate swaps include the projected cash flows, timing of payments, the discount rate, and the forward rate. As these inputs are observable, the interest rate swaps valuation is classified as a Level 2 measurement.
Separate Account Assets and Liabilities
Separate account assets related to the Company's fixed BOLI and RILA products primarily consist of bonds, commercial mortgage loans, and cash that are valued using the same methodologies described above.
Deposit-type Contracts
Deposit-type contracts consist of FHLB funding agreements and certain annuities with payout provisions which do not include life contingencies within the scope of SSAP 100 - Fair Value. The fair values for these investments are generally derived from the present value of liability cash flows. The significant inputs include the projected liability cash flows from actuarial cash flow testing models and discount rates that are representative of the Company's financial strength ratings. As these inputs are unobservable, they are classified as Level 3 investments.
Rollforward of Assets and Liabilities Measured and Reported as Level 3
The following table presents additional information about assets measured and reported at fair value and for which significant unobservable inputs (Level 3) were utilized to determine fair value:

	For the Year Ended December 31,
	2024	2023
Balance, beginning of period	$159.0	$133.0
Total gains (losses) included in net income	(9.2)	(6.4)
Total gains (losses) included in surplus	(4.5)	—
Purchases	90.4	32.8
Sales	(49.4)	—
Settlements	(8.6)	(0.4)
Balance, end of period (1)	$177.7	$159.0
(1)Does not include amounts related to Separate Accounts.
7. Reinsurance
The Company uses reinsurance across its businesses to spread risk and limit losses. The Company remains liable to its policyholders to the extent that counterparties to reinsurance contracts do not meet their obligations. Reserve credit taken for all ceded reinsurance, including affiliated and unaffiliated was $2,540.3 and $2,073.1 as of December 31, 2024 and 2023, respectively. The Company's reinsurance agreements are described below.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Medical Stop-Loss
For business written or renewed after October 1, 2024, the Company reinsures the excess of $4.0 per individual claim. For business written or renewed prior to October 1, 2024, the Company reinsured the excess of $3.25 per individual claim. This agreement qualifies for GAAP reinsurance accounting.
The Company has a coinsurance with funds withheld arrangement to manage its risk-based capital position on a majority of its medical stop-loss block of business, as well as new policies issued subsequent to January 1, 2019 (Stop-Loss Reinsurance). This agreement does not qualify for reinsurance accounting under GAAP.
Group Life & DI
Starting in 2019, the Company primarily reinsures group life mortality risk in excess of $0.40 per individual and line of coverage. The Company reinsures morbidity risk in excess of $8.0 thousand of gross monthly benefit per life. The Company also has catastrophic coverage for group life policies. These agreements qualify for GAAP reinsurance accounting.
DA and FIA
The Company has a coinsurance with funds withheld arrangement (2021 GLWB Reinsurance) to manage its statutory capital position on a block of FIA policies with guaranteed lifetime withdrawal benefits (GLWB) issued from January 1, 2021 through December 31, 2023. This agreement does not qualify for GAAP reinsurance accounting.
The Company has a coinsurance with funds withheld arrangement to provide relief from U.S. statutory reserving strain under the commissioner's annuity reserve method (CARVM) for certain DA policies that were issued beginning January 1, 2024. This agreement covers a quota share of each base policy's coverage benefits and the guaranteed minimum surrender value on an individual basis. This agreement does not qualify for reinsurance accounting under GAAP.
The Company has a reinsurance agreement for an 80% quota share of certain fixed indexed annuities and fixed deferred annuities issued beginning January 1, 2022. See Symetra Bermuda Re Ltd. Reinsurance Transactions discussion below.
The Company had a reinsurance agreement to manage its statutory capital position related to fixed deferred and fixed indexed annuities that have a guaranteed return of premium feature and were issued beginning in 2017. This agreement does not qualify for reinsurance accounting under GAAP. The Company recaptured the treaty as of October 1, 2023.
SPIA and Structured Settlements
The Company has a reinsurance agreement to transfer financial responsibility for its in-force block of income annuity contracts, which consists of all of the Company's structured settlements and a smaller block of SPIA. This agreement does not qualify for reinsurance accounting under GAAP. See Income Annuities Inforce Reinsurance Transaction discussion below.
Term and Universal Life
The Company's reinsurance coverage varies by product, policy issue year, and issue age of the insured. For fully underwritten policies issued subsequent to April 2017, the Company retains up to a maximum of $5.0 per life. For fully underwritten policies issued between March 2013 and April 2017, the Company retains up to a maximum of $3.0 per life. These agreements qualify for GAAP reinsurance accounting.
The Company has a coinsurance with funds withheld reinsurance arrangement (Term Life Reinsurance) to manage its statutory capital position on a block of term life insurance policies subject to principle-based reserving method issued subsequent to January 1, 2020 and a block of term life insurance policies subject to Regulation XXX issued prior to 2020. In 2024, this agreement was amended to change the target funds withheld percentages to economic reserve levels for certain term products, which resulted in additional financing at the amendment effective date. This agreement does not qualify for reinsurance accounting under GAAP.
The Company has a coinsurance with funds withheld and a yearly renewable term reinsurance arrangement to manage its statutory capital position on a block of UL policies with secondary guarantees largely issued between January 2015 and December 2019 (GUL Reinsurance). The GUL Reinsurance is on a combined coinsurance with funds withheld and yearly renewable term basis. This agreement does not qualify for GAAP reinsurance accounting.
The Company has a coinsurance with funds withheld arrangement with a third party reinsurer, as well as an excess loss reinsurance agreement with its subsidiary, Symetra National Life Insurance Company, to manage its statutory capital position on survivorship guaranteed universal life policies. This agreement does not qualify for reinsurance accounting under GAAP.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
In addition, the Company has a funds withheld reinsurance agreement with its wholly-owned subsidiary, Symetra Reinsurance Corporation. The Company ceded all net policy liabilities related to a block of universal life insurance policies with secondary guarantees issued on or before December 31, 2014. The balance of funds withheld was $236.5 and $226.3 as of December 31, 2024 and 2023, respectively. This agreement does not qualify for reinsurance accounting under GAAP.
Income Annuities Inforce Reinsurance Transaction
The Company has a 100% modified coinsurance agreement (Income Annuities Inforce Reinsurance Transaction), which was effective as of July 1, 2018, for the Company's in-force block of income annuities issued prior to October 1, 2017, which included all of the Company's structured settlement annuities, and a smaller amount of retail SPIA. Under the terms of the agreement, future economic impacts of the reinsured business were transferred to the reinsurer, including interest rate risk, mortality risk, and credit risk on invested assets. As of December 31, 2024 and 2023, the related reserves were $4.5 billion and $4.7 billion, respectively. The Company continues to service the reinsured business and hold the associated invested assets and policyholder liabilities on its balance sheets. The reinsurer is responsible for the management of invested assets, subject to investment management guidelines.
Associated with the Income Annuities Inforce Reinsurance Transaction, a portion of the ceding commission was recorded as an adjustment to liability for deposit-type contracts on the Company's balance sheets and is amortized over the life of the contracts into benefits expense. The withheld assets supporting the net statutory reserves of the reinsured business are reported as investments on the balance sheets and are legally owned by the Company.
The Company remains liable to its policyholders to the extent that the reinsurer does not meet its contractual obligations. In the event of the reinsurer's insolvency, the Company would reclaim the withheld assets supporting the reserve liabilities. The Company has the ability to offset amounts due to the reinsurer with amounts owed from the reinsurer, as well as access to amounts held in trust, which reduces the risk of loss.
Intercompany Reinsurance Agreements
Symetra Bermuda Re Ltd. Reinsurance Transactions
In 2022, the Company entered into a modified coinsurance agreement (Deferred Annuity New Business Reinsurance Transaction) with SBR, an affiliated Bermuda reinsurer wholly-owned by the Parent, to reinsure an 80% quota share of certain fixed indexed annuities and fixed deferred annuities issued beginning January 1, 2022. Under the terms of the agreement, future economic impacts of the reinsured business were transferred to the reinsurer on a modified coinsurance basis, including interest rate risk, mortality risk, and credit risk on invested assets. This agreement does not qualify for reinsurance accounting under GAAP.
At inception, the Company paid SBR an initial settlement of $2.1 billion, comprised primarily of $2.3 billion of ceded premium, less a ceding commission of $0.2 billion. The Company received $2.2 billion in invested assets as part of the settlement. The Company continues to write new business and service the reinsured annuities.
In June 2024, the Company executed an amendment (2024 GLWB Reinsurance Transaction) to the modified coinsurance agreement with SBR to also reinsure FIA policies with GLWB that were issued beginning January 1, 2024.
In October 2024, the Company executed an amendment to this agreement with SBR to permit the Company to enter into other reinsurance agreements providing reserve credit with respect to the contracts reinsured under this agreement.
On a quarterly basis, the Company pays premiums, net of surrenders and a ceding and expense allowance, to the reinsurer. The ceded premiums are recorded as premiums and annuity considerations, and the ceding and expense allowance received is recorded as commission and expense allowance on reinsurance ceded on the statements of operations. The withheld assets supporting the net statutory reserves of the reinsured business are reported as investments on the balance sheets and are legally owned by the Company. The associated invested assets and policyholder liabilities are held on the Company's balance sheets. As of December 31, 2024 and 2023, the amounts due to SBR for quarterly reinsurance settlements were $104.6 and $18.7, respectively.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The following table presents significant reinsurance activities between the Company and SBR:

	For the Year Ended December 31,
	2024	2023	2022
Ceded premiums (1)	$5,116.3	$4,767.2	$2,282.2
Ceded surrenders	(339.0)	(167.7)	(21.6)
Ceding and expense allowance	(346.4)	(304.6)	(165.4)
____________________
(1)Includes premiums related to internal exchanges
As of December 31, 2024 and 2023, total ceded reserves for SBR were $13.3 billion and $7.9 billion, respectively.
In the event of the reinsurer's insolvency, the Company would reclaim the withheld assets supporting the reserve liabilities. The Company has the ability to offset amounts due to the reinsurer with amounts owed from the reinsurer.
Reinsurance Recoverables
The Company evaluates the financial condition of its reinsurers to monitor its exposure to losses from reinsurers’ insolvencies. The Company analyzes reinsurance recoverables, net of assets held in trust and funds withheld required by the related reinsurance agreements, according to the credit ratings and financial health of its reinsurers and is not aware of any of its major reinsurers currently experiencing financial difficulties.
Excluding the Income Annuities Inforce Reinsurance Transaction and Symetra Bermuda Re Ltd. Reinsurance Transactions discussed above, as of December 31, 2024, $1,226.7 of net reinsurance recoverables was related to four reinsurers, representing 93.6% of the total amount due from reinsurers. As of December 31, 2023, $913.0 of net reinsurance recoverables was related to four reinsurers, representing 91.7% of the total amount due from reinsurers. Of the total amounts due from reinsurers, 99.3% and 99.0%, was with reinsurers rated A- or higher by A.M. Best or S&P as of December 31, 2024 and 2023, respectively. The Company had no write-offs or reserves for uncollectible reinsurance in 2024. During 2023, the Company had a write-off of $1.3 due to the settlement of a reinsurance recoverable.
Premiums and Annuity Considerations
The following table sets forth the effect of reinsurance on premiums and annuity considerations. It is disaggregated by accident and health, and life insurance and annuity products, which are short- and long-duration contracts, respectively.

	For the Year Ended December 31,
	2024	2023	2022
Direct life insurance in-force	$222,946.1	$183,201.0	$152,116.2

Direct:
Accident and health	1,390.9	1,356.7	1,139.1
Life insurance	1,147.8	990.7	920.6
Annuity	7,648.9	6,849.3	5,287.8
Total direct premiums	10,187.6	9,196.7	7,347.5
Ceded:
Accident and health	(795.9)	(824.8)	(593.8)
Life insurance	(197.1)	(146.4)	(158.8)
Annuity	(5,269.6)	(4,697.1)	(3,144.6)
Total ceded premiums	(6,262.6)	(5,668.3)	(3,897.2)
Net premiums and annuity considerations	$3,925.0	$3,528.4	$3,450.3

Percentage of amount assumed to net	—%	—%	—%
Ceded reinsurance reduced the Company’s claims reported on the statements of operations by $814.7, $816.2, and $599.8 for the years ended December 31, 2024, 2023, and 2022, respectively.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
8. Life and Annuity Reserves
The following tables present the Company’s annuity reserves and deposit fund liabilities by withdrawal characteristics, including those held in separate account liabilities:

	As of December 31, 2024
Individual Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$14,012.4	$—	$14,012.4	39.1%
At book value less surrender charge of 5% or more (1)	10,189.5	3,036.6	13,226.1	36.9
At fair value	—	303.8	303.8	0.8
Total with adjustment or at fair value	24,201.9	3,340.4	27,542.3	76.8
At book value without adjustment (minimal or no charge or adjustment)	5,568.5	122.6	5,691.1	15.9
Not subject to discretionary withdrawal	2,612.6	—	2,612.6	7.3
Total gross individual annuity actuarial reserves	32,383.0	3,463.0	35,846.0	100.0%
Less: reinsurance ceded	431.1	—	431.1
Total net individual annuity actuarial reserves	$31,951.9	$3,463.0	$35,414.9
____________________
(1)Includes $1,316.5 general account and $195.1 non-guaranteed separate account that will have less than 5% surrender charge and thus be reported with the amounts at book value with minimal or no charge or adjustment for the first time within the year subsequent to December 31, 2024.

	As of December 31, 2024
Group Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$51.8	$—	$51.8	8.6%
At fair value	—	151.5	151.5	25.0
Total with adjustment or at fair value	51.8	151.5	203.3	33.6
At book value without adjustment (minimal or no charge or adjustment)	401.9	—	401.9	66.3
Not subject to discretionary withdrawal	0.6	—	0.6	0.1
Total group annuity actuarial reserves	$454.3	$151.5	$605.8	100.0%

	As of December 31, 2024
Deposit-type Contracts	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$452.0	$—	$452.0	9.7%
At fair value	—	0.2	0.2	—
Total with adjustment or at fair value	452.0	0.2	452.2	9.7
At book value without adjustment (minimal or no charge or adjustment)	36.4	—	36.4	0.8
Not subject to discretionary withdrawal	4,153.5	—	4,153.5	89.5
Total gross deposit-fund liabilities	4,641.9	0.2	4,642.1	100.0%
Less: reinsurance ceded	39.0	—	39.0
Total net deposit-fund liabilities	$4,602.9	$0.2	$4,603.1

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2023
Individual Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$11,193.4	$—	$11,193.4	34.9%
At book value less surrender charge of 5% or more (1)	10,088.0	1,870.1	11,958.1	37.2
At fair value	—	291.8	291.8	0.9
Total with adjustment or at fair value	21,281.4	2,161.9	23,443.3	73.0
At book value without adjustment (minimal or no charge or adjustment)	6,346.0	—	6,346.0	19.8
Not subject to discretionary withdrawal	2,326.7	—	2,326.7	7.2
Total gross individual annuity actuarial reserves	29,954.1	2,161.9	32,116.0	100.0%
Less: reinsurance ceded	205.2	—	205.2
Total net individual annuity actuarial reserves	$29,748.9	$2,161.9	$31,910.8
____________________
(1)Includes $2,434.5 general account and $134.7 non-guaranteed separate account that will have less than 5% surrender charge and thus be reported with the amounts at book value with minimal or no charge or adjustment for the first time within the year subsequent to December 31, 2023.

	As of December 31, 2023
Group Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$54.7	$—	$54.7	8.8%
At fair value	—	141.0	141.0	22.6
Total with adjustment or at fair value	54.7	141.0	195.7	31.3
At book value without adjustment (minimal or no charge or adjustment)	428.3	—	428.3	68.6
Not subject to discretionary withdrawal	0.7	—	0.7	0.1
Total group annuity actuarial reserves	483.7	141.0	624.7	100.0%

	As of December 31, 2023
Deposit-type Contracts	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$538.6	$—	$538.6	12.5%
At fair value	—	0.2	0.2	—
Total with adjustment or at fair value	538.6	0.2	538.8	12.5
At book value without adjustment (minimal or no charge or adjustment)	29.5	—	29.5	0.7
Not subject to discretionary withdrawal	3,733.8	—	3,733.8	86.8
Total gross deposit-fund liabilities	4,301.9	0.2	4,302.1	100.0%
Less: reinsurance ceded	46.0	—	46.0
Total net deposit-fund liabilities	$4,255.9	$0.2	$4,256.1

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Total annuity actuarial reserves and deposit fund liabilities were as follows:

	As of December 31,
	2024	2023
Annuity reserves	$32,406.2	$30,232.6
Liability for deposit-type contracts	4,602.9	4,255.9
Separate account – annuity reserves and liability for deposit-type contracts	3,614.7	2,303.2
Total net annuity actuarial reserves and liability for deposit-type contracts	$40,623.8	$36,791.7
The following tables present the Company's life reserves by withdrawal characteristics, including those held in separate account liabilities:

	As of December 31, 2024
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$2.9	$8.0
Universal life	1,093.2	1,093.8	1,214.0
Universal life with secondary guarantees	1,169.9	969.6	2,783.3
Indexed universal life with secondary guarantees	1,809.0	1,332.8	1,408.7
Other permanent cash value life insurance	—	46.1	48.3
Variable universal life	56.0	56.0	60.6
Miscellaneous reserves	—	1.8	1.8
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	XXX	XXX	466.0
Accidental death benefits	XXX	XXX	0.2
Disability – active lives	XXX	XXX	0.7
Disability – disabled lives	XXX	XXX	47.5
Miscellaneous reserves	XXX	XXX	213.9
Total life insurance reserves	4,128.1	3,503.0	6,253.0
Less: reinsurance ceded	—	—	2,083.4
Total net life insurance reserves	$4,128.1	$3,503.0	$4,169.6

	As of December 31, 2024
	Separate Account with Guarantees			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$4,946.8	$4,946.8	$4,946.8	$—	$—	$—
Variable universal life	—	—	—	673.8	663.3	663.3
Total life insurance reserves	$4,946.8	$4,946.8	$4,946.8	$673.8	$663.3	$663.3

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2023
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$3.0	$9.2
Universal life	1,105.6	1,086.6	1,223.6
Universal life with secondary guarantees	1,157.0	882.3	2,481.4
Indexed universal life with secondary guarantees	1,381.2	968.8	1,075.8
Other permanent cash value life insurance	—	49.1	51.5
Variable universal life	57.8	57.8	66.6
Miscellaneous reserves	—	2.4	2.4
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	XXX	XXX	433.8
Accidental death benefits	XXX	XXX	0.2
Disability – active lives	XXX	XXX	0.7
Disability – disabled lives	XXX	XXX	43.6
Miscellaneous reserves	XXX	XXX	221.8
Total life insurance reserves	3,701.6	3,050.0	5,610.6
Less: reinsurance ceded	—	—	1,841.4
Total net life insurance reserves	$3,701.6	$3,050.0	$3,769.2

	As of December 31, 2023
	Separate Account with Guarantees			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$4,919.3	$4,919.3	$4,919.3	$—	$—	$—
Variable universal life	—	—	—	604.9	594.8	594.8
Total life insurance reserves	$4,919.3	$4,919.3	$4,919.3	$604.9	$594.8	$594.8

Total life insurance reserves were as follows:

	As of December 31,
	2024	2023
Life insurance reserves	$4,004.1	$3,614.0
Accidental death benefits reserves	0.2	0.2
Disability – active lives reserves	0.7	0.7
Disability – disabled lives reserves	45.4	41.0
Miscellaneous reserves	119.2	113.3
Separate account life insurance reserves	5,610.1	5,514.1
Total net life insurance reserves	$9,779.7	$9,283.3
As of December 31, 2024 and 2023, the Company had $8,756.6 and $8,871.8, respectively, of insurance in-force for which the gross premiums were less than the net premiums according to the standard valuation established by the Department. Related reserves of $209.0 and $216.9 as of December 31, 2024 and 2023, respectively, were included in life and annuity reserves.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
9. Liability for Unpaid Claims
The following table provides a reconciliation of the beginning and ending liability balances for unpaid claims, net of reinsurance recoverables:

	For the Year Ended December 31,
	2024	2023	2022
Balance, beginning of the year	$710.2	$633.2	$599.5
Less: reinsurance recoverables	265.3	214.6	205.3
Net balance, beginning of the year	444.9	418.6	394.2
Add provision for claims, net of reinsurance, occurring in:
Current year	676.6	663.9	630.3
Prior years	(0.9)	2.5	(18.7)
Net incurred losses during the year	675.7	666.4	611.6
Deduct payments for claims, net of reinsurance, occurring in:
Current year	427.4	425.1	408.9
Prior years	212.1	208.5	178.3
Net claim payments during the current year	639.5	633.6	587.2
Valuation basis change and corrections	1.9	(6.5)	—
Net balance, end of year	483.0	444.9	418.6
Add: reinsurance recoverables	278.3	265.3	214.6
Balance, end of year	$761.3	$710.2	$633.2
Liabilities for unpaid claims are recorded in policy and contract claims, life and annuity reserves, and accident and health reserves on the balance sheets. The Company uses estimates in determining its liability for unpaid claims. These estimates are primarily based on historical claim payment patterns and expected loss ratios to provide for the inherent variability in claim patterns and severity. For the year ended December 31, 2024, the change in prior year incurred claims was primarily due to favorable claims experience on Stop Loss policies issued in 2023, partially offset by unfavorable claims experience on life insurance policies issued in 2023.
10. Capital and Surplus
The NAIC establishes certain risk-based capital (RBC) requirements for U.S. life and health insurance companies. Under those requirements, the amount of capital and surplus to be maintained by a life and health insurance company is determined based on various risk factors. As of December 31, 2024 and 2023, the Company exceeded the minimum capital and surplus and RBC requirements.
Under Iowa law, the Company may pay dividends only from the earned surplus arising from its business and must receive the prior approval of the Department to pay stockholder dividends or make any other distribution if such distributions would exceed certain statutory limitations. Iowa law gives the Department discretion to disapprove requests for distributions in excess of these limits. Extraordinary dividends include those made within the preceding twelve months that exceed the greater of (i) 10% of statutory policyholder surplus as of the previous year-end or (ii) the statutory net gain from operations from the previous calendar year. Based on December 31, 2024 statutory results, the maximum dividend that may be paid without prior approval in 2025 is $238.3.
During 2024 and 2022, the Company did not pay any dividends to its Parent. During 2023, the Company paid $207.0 of dividends to its Parent.
The following table presents the cumulative increase (reduction) of unassigned funds related to the following items:

	As of December 31,
	2024	2023
Net unrealized gains (losses)	$52.0	$9.6
Nonadmitted assets	(290.9)	(267.3)
Separate accounts	301.6	244.3
Asset valuation reserve	(687.1)	(591.6)

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
11. Income Taxes
The components of DTAs and deferred tax liabilities (DTLs) are as follows:

	As of December 31, 2024			As of December 31, 2023			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$525.0	$10.8	$535.8	$435.4	$11.3	$446.7	$89.6	$(0.5)	$89.1
DTAs nonadmitted	(181.1)	(4.3)	(185.4)	(177.8)	(6.8)	(184.6)	(3.3)	2.5	(0.8)
Subtotal admitted DTAs	343.9	6.5	350.4	257.6	4.5	262.1	86.3	2.0	88.3
Less: DTLs	119.8	29.4	149.2	93.9	15.3	109.2	25.9	14.1	40.0
Net admitted DTAs	$224.1	$(22.9)	$201.2	$163.7	$(10.8)	$152.9	$60.4	$(12.1)	$48.3
The admission calculation components are as follows:

	As of December 31, 2024			As of December 31, 2023			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$0.8	$0.8	$—	$3.3	$3.3	$—	$(2.5)	$(2.5)
(1) Adjusted gross DTAs expected to be realized following the balance sheet date	224.9	—	224.9	164.7	—	164.7	60.2	—	60.2
(2) Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	435.2	XXX	XXX	408.9	XXX	XXX	26.3
Adjusted gross DTAs expected to be realized after application of the limitation threshold (lesser of (1) and (2))	224.9	—	224.9	164.7	—	164.7	60.2	—	60.2
Adjusted gross DTAs offset by gross DTLs	119.0	5.7	124.7	92.9	1.2	94.1	26.1	4.5	30.6
DTAs admitted	$343.9	$6.5	$350.4	$257.6	$4.5	$262.1	$86.3	$2.0	$88.3
As of December 31, 2024 and 2023, the ratio percentage used to determine the recovery period and limitation threshold amount was 748% and 724%, respectively. As of December 31, 2024 and 2023, the amount of adjusted capital and surplus used to determine the recovery period and limitation threshold amounts were $2,901.1 and $2,726.0, respectively. The results of this calculation component enable the Company to admit DTAs expected to reverse within three years, if not previously admitted as a carryback.
The admission calculations for 2024 and 2023 were not significantly impacted by tax-planning strategies. The Company had no unrecognized DTLs as of December 31, 2024 or 2023.
The components of current income tax expense (benefit) are as follows:

	For the Year Ended December 31,
	2024	2023	2022
Federal income tax expense (benefit)	$81.6	$96.7	$59.8
Federal income tax expense (benefit) on net capital gains (losses)	8.4	(19.7)	9.6
Federal income tax expense (benefit) incurred	$90.0	$77.0	$69.4

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The main components of deferred tax amounts are as follows:

	As of December 31,
	2024	2023	Change
DTAs
Ordinary:
Policyholder reserves	$241.3	$201.6	$39.7
Investments	47.9	43.1	4.8
Deferred acquisition costs	173.2	148.0	25.2
Receivables - nonadmitted	22.2	17.4	4.8
Other	40.4	25.3	15.1
Total ordinary DTAs	525.0	435.4	89.6
Total ordinary DTAs – nonadmitted	(181.1)	(177.8)	(3.3)
Net admitted ordinary DTAs	343.9	257.6	86.3
Capital:
Investments	10.8	11.3	(0.5)
Nonadmitted	(4.3)	(6.8)	2.5
Net admitted capital DTAs	6.5	4.5	2.0
Net admitted DTAs	350.4	262.1	88.3

DTLs
Ordinary:
Policyholder reserves	81.4	60.9	20.5
Investments	28.1	22.1	6.0
Other	10.3	10.9	(0.6)
Total ordinary DTLs	119.8	93.9	25.9
Capital:
Investments	29.4	15.3	14.1
Total capital DTLs	29.4	15.3	14.1
Total DTLs	149.2	109.2	40.0
Net DTAs/DTLs	$201.2	$152.9	48.3

Net change in DTA/DTL			49.0
Surplus adjustments:
Tax effect of change in unrealized capital gains (losses)			5.3
Adjusted change in net deferred income taxes			$54.3
The Company expects it will fully realize the DTAs and no statutory valuation allowance has been recorded as of December 31, 2024 or 2023.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Differences between the federal income tax provision and the change in deferred taxes computed by applying the U.S. federal income tax rate of 21% to the net gain (loss) from operations before federal income taxes and the realized capital losses and the actual tax provision are as follows:

	For the Year Ended December 31,
	2024	2023	2022
Ordinary income (loss) tax expense (benefit) at federal statutory rate	$33.6	$18.0	$35.9
Capital income (loss) tax expense (benefit) at federal statutory rate	14.7	(3.9)	(20.2)
Total expected income tax expense (benefit)	48.3	14.1	15.7
Significant statutory to tax adjustments on taxes:
Tax credits	(3.4)	(4.1)	(8.0)
Change in valuation basis – statutory reserves	(4.8)	(1.9)	2.5
Change in liability for unauthorized reinsurance	(0.3)	14.9	(14.9)
Other	(4.1)	(7.3)	(14.0)
Total federal income tax expense (benefit)	$35.7	$15.7	$(18.7)

Federal income tax expense (benefit)	$90.0	$77.0	$69.4
Adjusted change in net deferred income taxes	(54.3)	(61.3)	(88.1)
Total statutory income tax expense (benefit)	$35.7	$15.7	$(18.7)
As of December 31, 2024, the Company had no tax credit carryforward and no operating loss or capital loss carryforwards to offset against future taxable income.
The amount of federal income taxes incurred that are available for recovery in the event of the carryback of future net capital losses is immaterial.
The Company does not have any deposits admitted under Section 6603 of the Internal Revenue Code. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of December 31, 2024.
The Company is included as a member of a consolidated life/non-life federal income tax return under the Parent in the U.S. federal jurisdiction. Prior to 2022, the Company filed a federal income tax return only for its consolidated life group in the U.S. federal jurisdiction. The Company's state income tax filings and filing groups vary based on applicable rules in each state jurisdiction. The Company's federal and state income tax returns are generally open for examination for tax years 2021 through the present. In addition, certain other tax years remain open for examination due to loss carryback/carryforward provisions or amended returns, including life group returns for 2013 and 2018 through 2020.
The Inflation Reduction Act (Act) was enacted on August 16, 2022. The Act includes a new corporate alternative minimum tax (CAMT), which is effective for tax years beginning after 2022 and applies to corporations with average adjusted financial statement income in excess of certain thresholds as defined in the Act. The tax-controlled group of corporations of which the Company is a member has determined that it does not expect to be an applicable corporation that is subject to the CAMT in 2024.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
12. Separate Accounts
Separate account assets are attributed to the following products:

	As of December 31, 2024			As of December 31, 2023
	Legally Insulated	Not Legally Insulated	Total	Legally Insulated	Not Legally Insulated	Total
BOLI (1)	$4,946.8	$198.5	$5,145.3	$4,919.3	$195.2	$5,114.5
RILA	348.3	3,062.7	3,411.0	187.1	1,790.7	1,977.8
Variable annuities	455.5	—	455.5	433.1	—	433.1
Variable COLI	471.1	—	471.1	431.2	—	431.2
Variable life and UL	202.8	—	202.8	173.7	—	173.7
Total	$6,424.5	$3,261.2	$9,685.7	$6,144.4	$1,985.9	$8,130.3
____________________
(1)The Company allows interest income above the required policy account values within the BOLI separate account. The amount accumulated over and above the required policy account values is not considered to be legally insulated.
The fair value of BOLI and RILA invested assets not reported at fair value and related net unrealized gains (losses) are as follows:

	As of December 31,
	2024		2023
	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
BOLI	$4,363.8	$(743.6)	$4,466.8	$(609.6)
RILA	2,526.9	(70.4)	1,550.2	(68.6)
In accordance with contract provisions relating to the Company’s separate account products, some separate account liabilities are guaranteed by the general account. As of December 31, 2024 and 2023, the separate accounts did not owe the Company for accrued fees or expenses.
The following table provides premium and reserve information for the separate accounts of the Company:

	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations, or deposits for the year ended December 31, 2024	$—	$—	$1,143.0	$1,143.0

Reserves as of December 31, 2024:
For accounts with assets at:
Fair value	$—	$—	$1,790.8	$1,790.8
Amortized cost	2,306.3	2,640.6	2,487.3	7,434.2
Total reserves	$2,306.3	$2,640.6	$4,278.1	$9,225.0

By withdrawal characteristics:
At book value without fair value adjustment and with current surrender charge of 5% or more	$—	$—	$2,390.7	$2,390.7
At fair value	—	—	1,790.8	1,790.8
At book value without fair value adjustment and with current surrender charge less than 5%	2,306.3	2,640.6	96.6	5,043.5
Total reserves	$2,306.3	$2,640.6	$4,278.1	$9,225.0

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	Nonindexed Guaranteed Less Than/ Equal to 4%		Nonindexed Guaranteed More Than 4%		Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for the year ended December 31, 2023	$—		$—		$415.3	$415.3

Reserves as of December 31, 2023:
For accounts with assets at:
Fair value	$—		$—		$1,320.5	$1,320.5
Amortized cost	2,287.4		2,631.9		1,577.4	6,496.7
Total reserves	$2,287.4	0	$2,631.9	0	$2,897.9	$7,817.2

By withdrawal characteristics:
At book value without fair value adjustment and with current surrender charge of 5% or more	$—		$—		$1,577.4	$1,577.4
At fair value	—		—		1,320.5	1,320.5
At book value without fair value adjustment and with current surrender charge less than 5%	2,287.4		2,631.9		—	4,919.3
Total reserves	$2,287.4		$2,631.9		$2,897.9	$7,817.2

	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for the year ended December 31, 2022	$—	$—	$725.3	$725.3
The following table provides a reconciliation of amounts transferred to and from the separate accounts as reported on the statements of operations:

	For the Year Ended December 31,
	2024	2023	2022
Transfers to separate accounts	$1,367.8	$572.8	$1,015.2
Transfers from separate accounts	(495.1)	(435.6)	(467.1)
Net transfers to (from) separate accounts	872.7	137.2	548.1
Deposits in free look period and other timing differences	(0.7)	—	(0.9)
Net transfers to (from) separate accounts as reported on statements of operations	$872.0	$137.2	$547.2
13. Related Parties
The following discussion relates to transactions entered into by the Company with related parties and affiliates. Refer to Note 7 for further discussion on reinsurance agreements and amounts payable or receivable with related parties or affiliates in connection with reinsurance agreements.
It is the Company's policy to settle amounts due with affiliated companies not less than quarterly, except for certain long-term compensation liabilities that are settled when the awards are paid and short-term intercompany borrowings. Balances with related parties recorded in the Company's financial statements were as follows:

	As of December 31,
	2024	2023
Balances with Parent and affiliates:
Receivables	$5.5	$1.7
Payables	(4.4)	(2.5)
The Company has entered into various agreements with the Parent and its affiliates for services necessary to conduct its activities. These agreements specify that the parties will provide to and receive from each other certain general services related to sharing common management, personnel, and facilities, and that the related expenses will be shared. These expenses

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
include rent, corporate overhead, payroll, benefits, data processing systems, finance, information technologies, and other charges, and are included in general insurance expenses on the statements of operations. General service expenses are allocated among legal entities using methodologies that management believes to be reasonable to estimate service utilization, including headcount, time studies, or relevant activity levels.
The Company has an agreement with Symetra Investment Management Company (SIM), an affiliated registered investment advisor wholly-owned by the Parent, to provide investment advisory services related to the Company’s invested assets and with Symetra Investment Management Real Estate Investors (SIMREI), a subsidiary of SIM, to provide investment management services related to the Company's mortgage loan portfolio.
The Company also paid concessions, general agent fees, administrative, and underwriting fees for services provided by its affiliates, primarily to Symetra Securities, Inc.
During 2024 and 2023, the Company did not receive cash capital contributions from its Parent. During 2022, the Company received cash capital contributions of $125.0 from its Parent.
The Company has a short-term intercompany borrowing agreement with its Parent, under which the Company periodically loans money to its Parent. As of December 31, 2024 and 2023, the balance of the loan was $37.0 and $102.0, respectively.
During 2024 and 2023, the Company did not contribute cash to its subsidiaries. During 2022, the Company contributed $50.0 of cash capital to its subsidiary, First Symetra National Life Insurance Company of New York.

	For the Year Ended December 31,
	2024	2023	2022
Transactions with Parent and affiliates:
Payments for investment management and support services	$63.2	$56.6	$51.9
Shared services expenses (allocated) payments, net (1)	(32.7)	(26.8)	(16.4)
Payments for concessions, general agent fees, administrative, and underwriting fees (2)	46.0	23.1	34.6
___________________
(1)Reported primarily in general insurance expenses on the statements of operations.
(2)Reported primarily in commissions on the statements of operations.
14. Commitments and Contingencies
Litigation
Because of the nature of its business, the Company is subject to legal actions filed or threatened in the ordinary course of its business operations. The Company establishes liabilities for legal loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. In such cases, any estimate is not an indication of expected loss, if any, and there still may be an exposure to loss more than any amounts reasonably estimated and accrued. As of December 31, 2024, we have accrued $32.5 for one such liability. It is not reasonably possible that this loss estimate will change in an amount that would be material to the financial statements. No balances were accrued as of December 31, 2023.
For matters where a loss is believed to be reasonably possible, but not probable, no liability is established. For such matters, the Company may provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. The Company reviews relevant information with respect to litigation and regulatory matters on a quarterly basis and updates its established liabilities, disclosures, and estimates of reasonably possible losses or range of loss based on such reviews.
Although the Company cannot predict the outcome of any litigation or regulatory action, the Company does not believe that any such matters will have an impact on its financial condition or results of operations that differs materially from the Company’s established liabilities. However, given the inherent difficulty in predicting the outcome of such matters, it is possible that an adverse outcome in certain such matters could be material to the Company’s financial condition or results of operations for any particular reporting period.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Other Commitments
The following table presents the Company's significant commitments not recognized on the balance sheets:

	As of December 31, 2024	As of December 31, 2023
Unfunded Commitments to partnership investments and related structured securities	313.1	$140.6
Unfunded mortgage loan commitments, approved not yet funded	144.2	102.5
Unfunded private placement commitments, purchased, not yet funded	142.0	29.0
The Company had no other material commitments or contingencies as of December 31, 2024 or 2023.

Supplementary Information

Independent Auditors' Report
The Board of Directors and Stockholder
Symetra Life Insurance Company:
We have audited the financial statements prepared in accordance with statutory accounting practices prescribed or permitted by the Insurance Division, Department of Commerce of the State of Iowa of Symetra Life Insurance Company as of and for the year ended December 31, 2020, and have issued our report thereon dated March 25, 2021, which contained an adverse opinion on the basis of U.S. generally accepted accounting principles and an unmodified opinion on the statutory basis of accounting described in note 2 to those financial statements. Our audit was performed for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the Selected Financial Data-Statutory Basis, Investment Risks Interrogatories-Statutory Basis, Summary Investment Schedule-Statutory Basis, and Reinsurance Risk Interrogatories-Statutory Basis is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Insurance Division, Department of Commerce of the State of Iowa. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole as of and for the year ended December 31, 2023.

Seattle, Washington
March 25, 2022

Symetra Life Insurance Company
Selected Financial Data – Statutory Basis
December 31, 2024
(All amounts in millions unless otherwise stated)

Investment income earned:
U.S. government bonds	$17.2
Bonds exempt from U.S. tax	—
Other bonds (unaffiliated)	1,672.7
Bonds of affiliates	0.1
Preferred stocks (unaffiliated)	6.1
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	23.5
Common stocks of affiliates	—
Mortgage loans	422.5
Real estate	—
Contract loans	5.9
Cash, cash equivalents and short-term investments	112.8
Surplus Notes	—
Derivative instruments	26.0
Other invested assets	27.7
Aggregate write-ins for investment income	—
Gross investment income	2,314.5

Real estate owned – book value, less encumbrances	$—

Mortgage loans – book value:
Farm mortgages	$—
Residential mortgages	24.1
Commercial mortgages	8,876.5
Total mortgage loans	$8,900.6

Mortgage loans by standing – book value:
Good standing	$8,899.2
Good standing with restructured terms	—
Interest overdue more than 90 days, not in foreclosure	1.4
Foreclosure in process	—
Total mortgage loans	$8,900.6

Other long-term invested assets – statement value	$711.0

Collateral loans	$—

Bonds and stocks of Parent, subsidiaries, and affiliates – book value:
Bonds	$—
Preferred stocks	—
Common stocks	218.0
Total bonds and stocks of Parent, subsidiaries, and affiliates – book value	$218.0

Symetra Life Insurance Company
Selected Financial Data – Statutory Basis
December 31, 2024
(All amounts in millions unless otherwise stated)

Bonds and short-term investments by NAIC designation and maturity:
Bonds by maturity – statement value:
Due within one year or less	$3,802.4
Over 1 year through 5 years	14,279.1
Over 5 years through 10 years	8,932.4
Over 10 years through 20 years	3,263.8
Over 20 years	3,726.3
Total by maturity	$34,004.0

Bonds by NAIC designation – statement value:
NAIC 1	$19,004.0
NAIC 2	13,220.9
NAIC 3	854.5
NAIC 4	847.1
NAIC 5	72.2
NAIC 6	5.3
Total by NAIC designation	$34,004.0

Total bonds publicly traded	$14,745.3
Total bonds privately placed	19,057.7

Preferred stocks – statement value	$110.7
Common stocks – market value	807.5
Short-term investments – book value	41.6

Options, caps, and floors owned – statement value	$332.0
Options, caps, and floors written and in-force – statement value	(22.9)
Collar, swap, and forward agreements open – statement value	59.4
Warrants owned – statement value	—
Futures contracts open – current value	10.4

Cash on deposit	$1,350.8

Life insurance in-force:
Industrial	$—
Ordinary	31,029.7
Credit life	—
Group life	91,874.7

Amount of accidental death insurance in-force under ordinary policies	$77.3

Life insurance policies with disability provisions in force:
Industrial	$—
Ordinary	0.6
Credit life	—
Group life	78,174.3

Symetra Life Insurance Company
Selected Financial Data – Statutory Basis
December 31, 2024
(All amounts in millions unless otherwise stated)

Supplementary contracts in-force:
Ordinary – not involving life contingencies:
Amount on deposit	$18.4
Income payable	—
Ordinary – involving life contingencies:
Amount on deposit	$—
Income payable	—
Group – not involving life contingencies:
Amount of deposit	$—
Income payable	—
Group – involving life contingencies:
Income payable	$—

Annuities:
Ordinary:
Immediate – amount of income payable	$523.1
Deferred – fully paid – account balance	31,468.5
Deferred – not fully paid – account balance	802.2
Group:
Amount of income payable	$7.4
Fully paid – account balance	24.0
Not fully paid – account balance	581.1

Accident and health insurance – premiums in-force:
Ordinary	$0.2
Group	1,404.0
Credit	—

Deposit funds and dividend accumulations:
Deposit funds – account balance	$22.4
Dividend accumulations – account balance	0.2

Claim payments 2024:
Group accident and health:
2024	$190.4
2023	88.4
2022	11.3
2021 and prior	28.2
Other accident and health:
2024	$—
2023	—
2022	—
2021 and prior	0.1
Other coverages that use developmental methods to calculate claims reserves:
2024	$—
2023	—
2022	—
2021 and prior	—
See accompanying independent auditors' report.

Symetra Life Insurance Company
Investment Risks Interrogatories – Statutory Basis
December 31, 2024
(All amounts in millions unless otherwise stated)

1.The Company’s total admitted assets, excluding separate accounts business, as reported on page 3 of its Annual Statement are $47,550.8.
2.Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. government, U.S. government agency securities, and those U.S. government money market funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, (iii) policy loans, and (iv) all SEC and foreign funds (open-end, close-end, UIT and ETFs) and common trust funds that are diversified within the meaning of the Investment Company Act of 1940 [Section 5(b) (1)]:

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	Monroe Capital MML	Bonds	$400.7	0.8%
b.	KKR Credit LP	LLP / Bonds	348.0	0.7
c.	Golub Capital Partners	Bonds	314.8	0.7
d.	Ares L Ltd.	Bonds	268.1	0.6
e.	Sound Point Ltd.	Bonds	252.0	0.5
f.	Antares Ltd	Bonds	246.5	0.5
g.	Pennant Park LLC	Bonds	246.0	0.5
h.	Audax LLC	Bonds	245.8	0.5
i.	Fortress Credit BSL Limited	Bonds	239.6	0.5
j.	Ivy Hill Middle Mark Credit Fund Ltd.	Bonds	232.0	0.5

3.The Company’s total admitted assets held in bonds including short-term investments, and preferred stocks, by NAIC rating, are:

Bonds/Short-term Investments			Preferred Stocks
NAIC Rating	Amount	Percentage of Total Admitted Assets	NAIC Rating	Amount	Percentage of Total Admitted Assets
NAIC-1	$19,004.0	40.0%	P/RP-1	$12.2	—%
NAIC-2	13,220.9	27.8	P/RP-2	86.5	0.2
NAIC-3	854.5	1.8	P/RP-3	12.0	—
NAIC-4	847.1	1.8	P/RP-4	—	—
NAIC-5	72.2	0.2	P/RP-5	—	—
NAIC-6	5.3	—	P/RP-6	—	—

4.The Company’s total admitted assets held in foreign investments (regardless of whether there is any foreign currency exposure) and unhedged foreign currency exposure was $5,929.8, or 12.7% of total admitted assets as of December 31, 2024, which (i) the aggregate amount of foreign investments as determined by the rules or statutes of the state of domicile (regardless of whether there is any foreign currency exposure) of $4,675.2 or 9.8% of total admitted assets as of December 31, 2024, and (ii) included foreign currency-denominated investments of $0.0 supporting insurance liabilities denominated in that same foreign currency of $0.0.
5.Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
i. Countries rated NAIC-1	$4,416.7	9.3%
ii. Countries rated NAIC-2	216.8	0.5
iii. Countries rated NAIC-3 or below	41.7	0.1

Symetra Life Insurance Company
Investment Risks Interrogatories – Statutory Basis
December 31, 2024
(All amounts in millions unless otherwise stated)
6.The two countries in which the Company has its largest aggregate foreign investment exposures (regardless of currency exposures), categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
i. Countries rated NAIC-1:
United Kingdom	$923.6	1.9%
Cayman Islands	631.3	1.3
ii. Countries rated NAIC-2:
Mexico	$177.9	0.4%
Italy	19.0	—
iii. Countries rated NAIC-3 or below:
Morocco	$19.7	—%
Bahamas	15.0	—

7. - 9. The Company had $0 aggregate unhedged foreign currency exposure as of December 31, 2024.
10.The 10 largest nonsovereign (i.e., nongovernmental) foreign issuers:

	Issuer	NAIC Rating	Amount	Percentage of Total Admitted Assets
a.	CSL Limited	1.G FE	$132.1	0.3%
b.	AerCap Holdings N.V.	2.A FE	124.8	0.3
c.	BNP Paribas SA	1.G FE	112.2	0.2
d.	UBS Group AG	1.G FE	111.8	0.2
e.	AstraZeneca PLC	1.F FE	96.3	0.2
f.	NXP Semiconductors N.V.	2.A FE	78.7	0.2
g.	Groupe BPCE	1.E FE	74.7	0.2
h.	Siemens Aktiengesellschaft	1.D FE	71.3	0.1
i.	Takeda Pharmaceutical Company Limited	2.A FE	69.4	0.1
j.	BAE Systems PLC	2.A FE	67.8	0.1
11.The Company’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure are:

		Amount	Percentage of Total Admitted Assets
a.	Canadian investments	$1,254.6	2.6%
b.	Canadian currency-denominated investments	—	—
c.	Canadian-denominated insurance liabilities	—	—
d.	Unhedged Canadian currency exposure	—	—
12.The Company held no investments with contractual sales restrictions.

Symetra Life Insurance Company
Investment Risks Interrogatories – Statutory Basis
December 31, 2024
(All amounts in millions unless otherwise stated)
13.The Company's admitted assets held in the largest 10 equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities that includes partnerships and limited liability companies and any other investments reported in Schedule BA), and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or NAIC 1 are:

	Description	Preferred Stock	Common Stock	Other Invested Assets	Total	Percentage of Total Admitted Assets
a.	KKR	$—	$—	$334.3	$334.3	0.7%
b.	Vanguard TSM	—	224.9	—	224.9	0.5
c.	First Symetra National Life Ins Co of NY	—	210.5	—	210.5	0.4
d.	Federal Home Loan Bank of Des Moines	—	166.9	—	166.9	0.4
e.	US Bancorp	47.5	—	—	47.5	0.1
f.	Symetra Reinsurance Corporation	—	43.3	—	43.3	0.1
g.	AMP Capital Global Infrastructure	—	—	21.0	21.0	—
h.	ASP-SEG Co-Investment Aggregator	—	—	19.6	19.6	—
i.	MML Partnership Capital	—	—	18.5	18.5	—
j.	Arctos Sports Partners	—	—	17.8	17.8	—
14.The Company had less than 2.5% of admitted assets held in unaffiliated, privately placed equities (included in other equity securities) and excluding securities eligible for sale under: (i) Securities and Exchange Commission (SEC) Rule 144a, or (ii) SEC Rule 144 without volume restrictions.
a.The largest fund managers are:

	Fund Manager	Total Invested	Diversified	Nondiversified
a.	KKR	$334.3	$334.3	$—
b.	The Vanguard Group, Inc.	224.9	224.9	—
c.	State Street Corporation	168.3	168.3	—
d.	PNC Bank	26.5	26.5	—
e.	US BANK NA	26.4	26.4	—
f.	MML Various Investment Funds	22.1	22.1	—
g.	AMP	21.0	21.0	—
h.	ASP-SEG Co-Investment Aggregator, L.P.	19.6	19.6	—
15.The Company held no general partnership interests.
16.With respect to mortgage loans reported in Schedule B of the Annual Statement:
a.The Company held $8,900.6 in mortgage loans, which represent 18.7% of total admitted assets.

Symetra Life Insurance Company
Investment Risks Interrogatories – Statutory Basis
December 31, 2024
(All amounts in millions unless otherwise stated)
b.The 10 largest aggregate mortgage interests are (the aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties):

	Type	Property	Amount	Percentage of Total Admitted Assets
a.	Commercial	Namdar	$148.1	0.3%
b.	Commercial	Monomoy	129.0	0.3
c.	Commercial	Fidelis/CalSTRS	74.9	0.2
d.	Commercial	Edward St. John LLC	51.8	0.1
e.	Commercial	Oehl	50.6	0.1
f.	Commercial	Alco Invest. Co	40.4	0.1
g.	Commercial	ULM II Holding Corp	39.1	0.1
h.	Commercial	Benenson	38.0	0.1
i.	Commercial	Duke	37.1	0.1
j.	Commercial	Krausz Puente LLC	36.9	0.1
c.     Amount and percentage of the Company's total admitted assets held in the following categories of mortgage loans:

		Amount	Percentage of Total Admitted Assets
a.	Construction loans	$—	—%
b.	Mortgage loans over 90 days past due	1.4	—
c.	Mortgage loans in the process of foreclosure	—	—
d.	Mortgage loans foreclosed	—	—
e.	Restructured mortgage loans	—	—
17.Aggregate commercial mortgage loans having the following loan-to-value ratios, as determined from the most current appraisal as of the annual statement date:

	Loan-to-Value	Amount	Percentage of Total Admitted Assets
a.	above 95%	$3.4	—%
b.	91% to 95%	9.8	—
c.	81% to 90%	34.6	0.1
d.	71% to 80%	336.5	0.7
e.	below 70%	8,493.1	17.9
		$8,877.3	18.7%
a.The Company had less than 2.5% of admitted assets held in residential mortgage loans and held no investments in agricultural mortgage loans.
18.The Company had no investments in real estate.
19.The Company had no investments held in mezzanine real estate loans.
20.The Company had no admitted asset subject to securities lending, repurchase agreements, reverse repurchase agreements, dollar repurchase agreements, or dollar reverse repurchase agreements.
21.The Company had $332.0 of options and caps and floors owned, $22.9 in options and caps and floors written, and $0.0 in warrants not attached to other financial instruments. Each type represent 0.7%, 0.0%, and 0.0% of total admitted assets, respectively.
22.The Company had potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards of $44.5 as of the end of the first quarter, $44.9 as of the end of the second quarter, $47.2 as of the end of the third quarter, and $50.4, or 0.1% of total admitted assets as of the end of the fourth quarter during the fiscal year ended.
23.The Company had potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) to futures contracts of $1.1 as of the end of the first quarter, $0.5 as of the end of the second quarter, $1.3 as of

Symetra Life Insurance Company
Investment Risks Interrogatories – Statutory Basis
December 31, 2024
(All amounts in millions unless otherwise stated)
the end of the third quarter, and $2.0, or 0.0% of total admitted assets as of the end of the fourth quarter during the fiscal year ended.

See accompanying independent auditors' report.

Symetra Life Insurance Company
Reinsurance Risks Interrogatories – Statutory Basis
December 31, 2024
(All amounts in millions unless otherwise stated)
The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.
1. The Company does not reinsure any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer's assumption of significant risk identified in Appendix A-791.
2. The Company does not reinsure any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer's assumption of risk.
3. The Company does not have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delay payment in form or in fact:
a.Provisions that permit the reporting of losses to be made less frequently than quarterly;
b.Provisions that permit settlements to be made less frequently than quarterly;
c.Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or
d.The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.
4. The Company has not recognized any reinsurance accounting credit for any contracts below that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61.
a.Assumption reinsurance – new for the reporting period.
5. The Company has not ceded any risk that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and has not:
a.Accounted for that contract as reinsurance under statutory accounting principle (SAP) and as a deposit under generally accepted accounting principles (GAAP); or
b.accounted for that contract as reinsurance under GAAP and as a deposit under SAP.

See accompanying independent auditors' report.

Symetra Life Insurance Company
Summary Investment Schedule – Statutory Basis
December 31, 2024
(All amounts in millions unless otherwise stated)

	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage of Total Invested Assets	Amount	Percentage of Total Invested Assets
Long-term bonds:
U.S. governments	$498.0	1.1%	$498.0	1.1%
All other governments	58.7	0.1	58.7	0.1
U.S. states, territories and possessions, etc. guaranteed	3.1	—	3.1	—
U.S. political subdivisions of states, territories, and possessions, guaranteed	45.8	0.1	45.8	0.1
U.S. special revenue and special assessment obligations, etc. non-guaranteed	664.2	1.4	664.2	1.4
Industrial and miscellaneous	31,367.2	67.1	31,367.2	67.1
Hybrid securities	395.1	0.8	395.1	0.8
Parent, subsidiaries and affiliates	—	—	—	—
SVO identified funds	168.3	0.4	168.3	0.4
Unaffiliated bank loans	602.7	1.3	602.7	1.3
Total long-term bonds	33,803.1	72.3	33,803.1	72.3
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	110.7	0.2	110.7	0.2
Parent, subsidiaries and affiliates	—	—	—	—
Total preferred stocks	110.7	0.2	110.7	0.2
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	149.2	0.3	149.2	0.3
Industrial and miscellaneous Other (Unaffiliated)	166.9	0.4	166.9	0.4
Parent, subsidiaries and affiliates Publicly traded	—	—	—	—
Parent, subsidiaries and affiliates Other	266.5	0.6	266.5	0.6
Mutual funds	—	—	—	—
Unit investment trusts	—	—	—	—
Closed-end funds	—	—	—	—
Exchange traded funds	224.9	0.5	224.9	0.5
Total common stocks	807.5	1.7	807.5	1.7
Mortgage loans:
Farm mortgages	—	—	—	—
Residential mortgages	24.1	0.1	24.1	0.1
Commercial mortgages	8,876.5	19.0	8,876.5	19.0
Mezzanine real estate loans	—	—	—	—
Total mortgage loans	8,900.6	19.1	8,900.6	19.1
Real estate:
Properties occupied by company	—	—	—	—
Properties held for production of income	—	—	—	—
Properties held for sale	—	—	—	—
Total real estate	—	—	—	—
*See note on next page.

Symetra Life Insurance Company
Summary Investment Schedule – Statutory Basis
December 31, 2024
(All amounts in millions unless otherwise stated)

	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage of Total Invested Assets	Amount	Percentage of Total Invested Assets
Cash, cash equivalents, and short-term investments:
Cash	1,350.8	2.9	1,350.8	2.9
Cash equivalents	249.2	0.5	249.2	0.5
Short-term investments	41.6	0.1	41.6	0.1
Total cash, cash equivalents, and short-term investments	1,641.6	3.5	1,641.6	3.5
Contract loans	173.5	0.4	173.5	0.4
Derivatives	405.0	0.9	405.0	0.9
Other invested assets	711.1	1.5	711.1	1.5
Receivables for securities	224.1	0.5	215.9	0.5
Securities lending	—	—	—	—
Total invested assets	$46,777.1	100.0%	$46,768.9	100.0%
*Gross investment holdings as valued in compliance with the NAIC Accounting Practices and Procedures Manual.

See accompanying independent auditors' report.

Annual Report

December 31, 2024

Symetra Separate Account C

Symetra Separate Account C
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Symetra Life Insurance Company and the Contract Owners of Symetra Separate Account C:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the sub-accounts listed in the Appendix that compromise Symetra Separate Account C (the Separate Account), as of December 31, 2024, the related statements of operations and changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the accumulation unit values in Note 6 (the financial highlights) for each of the years in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2024, the results of its operations and changes in net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2024, by correspondence with fund companies or their transfer agents; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of the Separate Account since 2020.
Seattle, Washington
April 23, 2025

1

Symetra Separate Account C
Report of Independent Registered Public Accounting Firm (Continued)

Appendix
BlackRock Advantage Large Cap Value V.I. Fund (Note 1)

BNY Mellon Appreciation

BNY Mellon MidCap Stock

BNY Mellon Stock Index

BNY Mellon Sustainable U.S. Equity

BNY Mellon Technology Growth
Calvert SRI Balanced

Columbia VP Select Mid Cap Value Fund – Class 1 (Note 1)

CVT EAFE International Index Class F (Note 2)

CVT Investment Grade Bond Index Class I (Note 2)

CVT Nasdaq-100 Index Class I (Note 2)

CVT Russell 2000 Small Cap Index Class F (Note 2)

CVT S&P MidCap 400 Index Class F (Note 2)
DWS Capital Growth VIP B (Note 1)

DWS CROCI International VIP – Class A

DWS Global Income Builder VIP A

DWS Global Small Cap VIP B (Note 1)

DWS International Growth VIP B Share (Note 1)

DWS Small Cap Index A Share

Federated Hermes High Income Bond

Federated Hermes Managed Volatility II

Fidelity Asset Manager

Fidelity Contrafund

Fidelity Contrafund II (Note 1)

Fidelity Equity-Income

Fidelity Freedom Funds 2010 II

Fidelity Freedom Funds 2015 II

2

Symetra Separate Account C
Report of Independent Registered Public Accounting Firm (Continued)
Fidelity Freedom Funds 2020 II

Fidelity Freedom Funds 2025 II

Fidelity Freedom Funds 2030 II

Fidelity Freedom Funds 2050 II

Fidelity Freedom Income Fund II

Fidelity Government Money Market Portfolio – Initial Class

Fidelity Government Money Market Portfolio – Service Class II

Fidelity Growth

Fidelity Growth & Income

Fidelity Growth Opportunities

Fidelity Index 500

Fidelity Mid Cap II

Fidelity Overseas II

Franklin Allocation VIP Fund – Class 2
Franklin DynaTech VIP Fund - Class 2
Franklin Income VIP Fund – Class 2
Franklin Mutual Shares VIP Fund – Class 2
Franklin Small Cap Value VIP Fund – Class 2

Franklin Small-Mid Cap Growth VIP Fund – Class 2
Franklin U.S. Government Securities VIP Fund – Class 2
Invesco American Franchise Fund I

Invesco American Franchise Fund II

Invesco Discovery Mid Cap Growth Fund I (Note 1)

Invesco Discovery Mid Cap Growth Fund II (Note 1)

Invesco EQV International Equity I

Invesco EQV International Equity II

Invesco Global Real Estate

Invesco Health Care

Invesco Small Cap Equity II
3

Symetra Separate Account C
Report of Independent Registered Public Accounting Firm (Continued)

LVIP American Century Balanced Fund Standard Class II (Note 2)

LVIP American Century Inflation Protection Fund Service (Note 2)

LVIP American Century International Fund Standard Class II (Note 2)

LVIP American Century Large Company Value Fund Service (Note 2)

LVIP American Century Ultra Fund Service Class (Note 2)

LVIP American Century Ultra Fund Standard Class II (Note 2)

LVIP American Century Value Fund Standard Class II (Note 2)

LVIP JPMorgan Mid Cap Value Fund - Standard Class

LVIP JPMorgan U.S. Equity Fund - Standard Class

Morningstar Aggressive Growth ETF Asset Allocation Class I

Morningstar Aggressive Growth ETF Asset Allocation Class II

Morningstar Balanced ETF Asset Allocation Class I

Morningstar Balanced ETF Asset Allocation Class II

Morningstar Conservative ETF Asset Allocation Class I

Morningstar Conservative ETF Asset Allocation Class II

Morningstar Growth ETF Asset Allocation Class I

Morningstar Growth ETF Asset Allocation Class II

Morningstar Income & Growth ETF Asset Allocation Class I

Morningstar Income & Growth ETF Asset Allocation Class II

Neuberger Berman AMT Mid Cap Growth Class S

Neuberger Berman AMT Mid Cap Intrinsic Value Class S

Neuberger Berman AMT Sustainable Equity Class S

PIMCO All Asset Portfolio Advisor

PIMCO CommodityRealReturn Strat. Administrative Class

PIMCO Total Return Portfolio Advisor

Pioneer Bond VCT Class I

Pioneer Equity Income VCT Class II

Pioneer Fund VCT Class I

4

Symetra Separate Account C
Report of Independent Registered Public Accounting Firm (Continued)
Pioneer High Yield VCT Class II

Pioneer Mid Cap Value VCT Class I

Pioneer Select Mid Cap Growth VCT Class I

Pioneer Strategic Income VCT Class II

Templeton Developing Markets VIP Fund – Class 2

Templeton Global Bond VIP Fund – Class 2

Templeton Growth VIP Fund – Class 2

Vanguard Balanced

Vanguard High Yield Bond

Vanguard International

Vanguard Mid-Cap Index

Vanguard Real Estate Index

Vanguard Total Bond Market Index

Vanguard Total Stock Market Index

Voya Global High Dividend Low Volatility Portfolio – Class S

VY JPMorgan Emerging Markets Equity Portfolio Initial

Wanger Acorn

5

Symetra Separate Account C
Report of Independent Registered Public Accounting Firm (Continued)

Note 1: The following sub-accounts had varying audited periods defined in the table below:

Subaccount	Statements of Assets and Liabilities	Statements of Operations and Changes in Net Assets	Financial Highlights
BlackRock Advantage Large Cap Value V.I. Fund	Not presented - no net assets at December 31, 2024	Not presented – no operations or changes in net assets for the years ended December 31, 2024 and 2023	Not presented- no units outstanding, net assets, investment income, expenses, or total returns for the period from January 1, 2020 through December 31, 2024
Columbia VP Select Mid Cap Value Fund – Class 1	Not presented - no net assets at December 31, 2024	No difference	No difference
DWS Capital Growth VIP B	Not presented - no net assets at December 31, 2024	For the period January 1, 2024 through June 17, 2024 (No changes for the year ended 2023)	For the period January 1, 2020 through June 17, 2024
DWS Global Small Cap VIP B	Not presented - no net assets at December 31, 2024	For the period January 1, 2024 through June 17, 2024 (No changes for the year ended 2023)	For the period January 1, 2020 through June 17, 2024
DWS International Growth VIP B Share	Not presented - no net assets at December 31, 2024	For the period January 1, 2024 through June 17, 2024 (No changes for the year ended 2023)	For the period January 1, 2020 through June 17, 2024
Fidelity Contrafund II	Not presented - no net assets at December 31, 2024	No difference	No difference
Invesco Discovery Mid Cap Growth Fund I	No difference	No difference	For the period April 30, 2020 through December 31, 2024
Invesco Discovery Mid Cap Growth Fund II	No difference	No difference	For the period April 30, 2020 through December 31, 2024

Note 2: See Note 1 of the financial statements for the former name of the sub-account

6

Symetra Separate Account C
Statements of Assets and Liabilities
As of December 31, 2024

Sub-Account	Number of Shares Owned	Investments at Cost	Investments at Fair Value	Net Assets	Accumulation Units Outstanding
BNY Mellon Appreciation	93,152	$3,382,771	$3,399,128	$3,399,128	82,699
BNY Mellon MidCap Stock	263,420	4,850,420	5,421,189	5,421,189	130,095
BNY Mellon Stock Index	125,071	6,903,765	10,004,435	10,004,435	154,729
BNY Mellon Sustainable U.S. Equity[1]	44,915	1,682,534	2,493,209	2,493,209	85,615
BNY Mellon Technology Growth	89,107	2,201,858	3,138,349	3,138,349	119,801
Calvert SRI Balanced	130,352	295,445	357,161	357,161	12,812
CVT EAFE International Index Class F1	3,557	320,121	337,449	337,449	29,495
CVT Investment Grade Bond Index Class I1	41,646	2,208,920	1,981,122	1,981,122	165,304
CVT Nasdaq-100 Index Class I1	19,456	1,922,330	3,255,655	3,255,655	34,836
CVT Russell 2000 Small Cap Index Class F1	9,099	708,633	770,891	770,891	27,822
CVT S&P MidCap 400 Index Class F1	5,441	592,641	695,929	695,929	20,335
DWS CROCI International VIP - Class A	136,367	912,403	1,009,119	1,009,119	49,148
DWS Global Income Builder VIP A	216,879	4,909,372	5,129,192	5,129,192	122,280
DWS Small Cap Index A Share	11,094	181,214	161,095	161,095	5,292
Federated Hermes High Income Bond	135,813	797,779	771,422	771,422	22,469
Federated Hermes Managed Volatility II	39,172	376,338	399,163	399,163	11,351
Fidelity Asset Manager	4,898	73,198	80,564	80,564	2,902
Fidelity Contrafund	530,709	21,586,559	30,749,182	30,749,182	341,250
Fidelity Equity-Income	142,882	3,354,416	3,799,268	3,799,268	82,016
Fidelity Freedom Funds 2010 II	41,169	554,881	468,916	468,916	27,530
Fidelity Freedom Funds 2015 II	8,478	115,560	96,558	96,558	5,294
Fidelity Freedom Funds 2020 II	30,455	424,529	383,433	383,433	19,993
Fidelity Freedom Funds 2025 II	53,646	773,903	850,287	850,287	40,690
Fidelity Freedom Funds 2030 II	100,902	1,507,238	1,641,675	1,641,675	74,954
Fidelity Freedom Funds 2050 II	1,286	22,910	31,969	31,969	952
Fidelity Freedom Income Fund II	8,720	100,025	95,741	95,741	6,856
Fidelity Government Money Market Portfolio - Initial Class	79,329	79,329	79,329	79,329	7,920
Fidelity Government Money Market Portfolio - Service Class II	6,069,759	6,069,759	6,069,759	6,069,759	596,827
Fidelity Growth	173,999	14,620,928	16,867,459	16,867,459	354,882
Fidelity Growth & Income	169,809	3,719,340	5,187,634	5,187,634	122,296
Fidelity Growth Opportunities	60,626	2,830,587	5,031,880	5,031,880	69,306
SEE NOTES TO FINANCIAL STATEMENTS
7

Symetra Separate Account C
Statements of Assets and Liabilities (continued)
As of December 31, 2024

Sub-Account	Number of Shares Owned	Investments at Cost	Investments at Fair Value	Net Assets	Accumulation Units Outstanding
Fidelity Index 500	2,518	$994,111	$1,434,520	$1,434,520	33,401
Fidelity Mid Cap II	97,420	3,357,599	3,456,486	3,456,486	76,097
Fidelity Overseas II	6,699	156,133	168,463	168,463	11,833
Franklin Allocation VIP Fund - Class 2	53,605	264,681	280,888	280,888	15,073
Franklin DynaTech VIP Fund - Class 2	71,667	233,330	399,195	399,195	7,704
Franklin Income VIP Fund - Class 2	187,557	2,776,659	2,693,335	2,693,335	113,110
Franklin Mutual Shares VIP Fund - Class 2	175,369	2,929,753	2,874,280	2,874,280	100,292
Franklin Small Cap Value VIP Fund - Class 2	231,297	2,883,396	3,312,179	3,312,179	87,360
Franklin Small-Mid Cap Growth VIP Fund - Class 2	188,238	2,761,738	2,784,047	2,784,047	97,950
Franklin U.S. Government Securities VIP Fund - Class 2	264,656	3,086,697	2,694,194	2,694,194	185,312
Invesco American Franchise Fund I	75,143	4,413,851	5,976,136	5,976,136	145,919
Invesco American Franchise Fund II1	9,576	517,396	685,706	685,706	14,167
Invesco Discovery Mid Cap Growth Fund I	2,127	159,831	165,985	165,985	2,996
Invesco Discovery Mid Cap Growth Fund II	4,247	282,833	284,211	284,211	9,195
Invesco EQV International Equity I	11,070	382,162	371,066	371,066	10,067
Invesco EQV International Equity II	89,438	3,078,514	2,941,638	2,941,638	163,726
Invesco Global Real Estate	98,830	1,559,008	1,323,322	1,323,322	40,097
Invesco Health Care	8,701	246,037	234,847	234,847	5,666
Invesco Small Cap Equity II	12,263	197,027	212,614	212,614	7,233
LVIP American Century Balanced Fund Standard Class II1	774,283	5,787,808	6,506,302	6,506,302	210,392
LVIP American Century Inflation Protection Fund Service[1]	152,247	1,550,320	1,395,175	1,395,175	107,303
LVIP American Century International Fund Standard Class II1	353,172	3,774,796	3,773,285	3,773,285	217,759
LVIP American Century Large Company Value Fund Service[1]	23,127	366,656	443,769	443,769	15,367
LVIP American Century Ultra Fund Service Class[1]	14,107	334,367	409,568	409,568	6,051
LVIP American Century Ultra Fund Standard Class II1	14,569	292,994	442,212	442,212	5,223
LVIP American Century Value Fund Standard Class II1	167,398	1,844,245	2,047,110	2,047,110	48,865
LVIP JPMorgan Mid Cap Value Fund - Standard Class	416,975	4,308,193	4,063,851	4,063,851	67,187
LVIP JPMorgan U.S. Equity Fund - Standard Class	62,671	1,907,406	2,788,334	2,788,334	63,219
Morningstar Aggressive Growth ETF Asset Allocation Class I	10,805	136,522	168,460	168,460	7,754
Morningstar Aggressive Growth ETF Asset Allocation Class II	72,187	887,883	1,110,251	1,110,251	49,762
Morningstar Balanced ETF Asset Allocation Class I	31,782	343,574	348,964	348,964	18,844
SEE NOTES TO FINANCIAL STATEMENTS
8

Symetra Separate Account C
Statements of Assets and Liabilities (continued)
As of December 31, 2024

Sub-Account	Number of Shares Owned	Investments at Cost	Investments at Fair Value	Net Assets	Accumulation Units Outstanding
Morningstar Balanced ETF Asset Allocation Class II	238,819	$2,537,430	$2,662,836	$2,662,836	148,458
Morningstar Conservative ETF Asset Allocation Class I	69,620	766,806	714,285	714,285	50,902
Morningstar Conservative ETF Asset Allocation Class II	14,411	157,658	146,982	146,982	11,814
Morningstar Growth ETF Asset Allocation Class I	8,726	97,168	110,386	110,386	5,394
Morningstar Growth ETF Asset Allocation Class II	170,902	1,886,007	2,110,645	2,110,645	102,507
Morningstar Income & Growth ETF Asset Allocation Class I	6,210	61,096	59,674	59,674	3,750
Morningstar Income & Growth ETF Asset Allocation Class II	59,321	623,698	613,381	613,381	40,640
Neuberger Berman AMT Mid Cap Growth Class S	14,619	369,883	389,141	389,141	10,961
Neuberger Berman AMT Mid Cap Intrinsic Value Class S	1,135	20,616	23,156	23,156	999
Neuberger Berman AMT Sustainable Equity Class S	3,725	115,137	149,335	149,335	3,834
PIMCO All Asset Portfolio Advisor[1]	22,253	229,688	198,949	198,949	10,724
PIMCO CommodityRealReturn Strat. Administrative Class	130,687	836,781	712,246	712,246	89,903
PIMCO Total Return Portfolio Advisor	111	1,025	1,007	1,007	85
Pioneer Bond VCT Class I	147,921	1,599,164	1,384,549	1,384,549	35,542
Pioneer Equity Income VCT Class II	201,078	2,848,033	2,678,365	2,678,365	77,765
Pioneer Fund VCT Class I	2,375,330	34,486,775	44,133,636	44,133,636	181,788
Pioneer High Yield VCT Class II	66,332	578,684	557,198	557,198	27,871
Pioneer Mid Cap Value VCT Class I	405,512	4,825,056	4,639,059	4,639,059	70,507
Pioneer Select Mid Cap Growth VCT Class I	1,187,389	29,941,642	32,403,869	32,403,869	187,634
Pioneer Strategic Income VCT Class II	222,325	2,169,698	1,963,136	1,963,136	116,554
Templeton Developing Markets VIP Fund - Class 2	111,803	1,049,780	944,739	944,739	36,442
Templeton Global Bond VIP Fund - Class 2	125,009	1,908,879	1,422,598	1,422,598	109,332
Templeton Growth VIP Fund - Class 2	185,419	2,130,603	2,314,016	2,314,016	109,853
Vanguard Balanced	10,266	245,096	254,310	254,310	8,629
Vanguard High Yield Bond	110,677	821,442	819,014	819,014	42,421
Vanguard International	32,272	972,586	826,154	826,154	39,414
Vanguard Mid-Cap Index	30,772	727,298	825,926	825,926	25,244
Vanguard Real Estate Index	19,061	248,046	223,784	223,784	11,929
Vanguard Total Bond Market Index	132,753	1,475,110	1,388,606	1,388,606	114,358
Vanguard Total Stock Market Index	41,509	2,041,458	2,331,212	2,331,212	55,649
SEE NOTES TO FINANCIAL STATEMENTS
9

Symetra Separate Account C
Statements of Assets and Liabilities (continued)
As of December 31, 2024

Sub-Account	Number of Shares Owned	Investments at Cost	Investments at Fair Value	Net Assets	Accumulation Units Outstanding
Voya Global High Dividend Low Volatility Portfolio - Class S	32,399	$324,539	$380,056	$380,056	7,777
VY JPMorgan Emerging Markets Equity Portfolio Initial	24,164	375,245	307,138	307,138	10,218
Wanger Acorn	1,016	11,999	15,464	15,464	113

1Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

SEE NOTES TO FINANCIAL STATEMENTS
10

Symetra Separate Account C
Statements of Operations and Changes in Net Assets
Year Ended December 31, 2024

Sub-Account	Net Assets as of January 1, 2024	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2024
BNY Mellon Appreciation	$3,363,378	$14,702	$(43,914)	$(5,357)	$(34,569)	$(32,233)	$252,644	$182,683	$403,094	$368,525	$41,508	$(374,283)	$(332,775)	$35,750	$3,399,128
BNY Mellon MidCap Stock	5,447,782	46,566	(69,481)	(8,779)	(31,694)	57,724	79,647	469,413	606,784	575,090	67,917	(669,600)	(601,683)	(26,593)	5,421,189
BNY Mellon Stock Index	8,954,779	88,279	(122,074)	(15,706)	(49,501)	464,011	613,571	930,080	2,007,662	1,958,161	129,833	(1,038,338)	(908,505)	1,049,656	10,004,435
BNY Mellon Sustainable U.S. Equity[1]	2,286,423	13,768	(31,124)	(3,766)	(21,122)	100,255	16,390	406,909	523,554	502,432	61,749	(357,395)	(295,646)	206,786	2,493,209
BNY Mellon Technology Growth	2,931,320	—	(38,447)	(4,721)	(43,168)	220,950	—	472,328	693,278	650,110	20,021	(463,102)	(443,081)	207,029	3,138,349
Calvert SRI Balanced	346,128	5,827	(4,467)	(538)	822	11,623	6,002	40,001	57,626	58,448	5,934	(53,349)	(47,415)	11,033	357,161
Columbia VP Select Mid Cap Value Fund - Class 1[1]	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
CVT EAFE International Index Class F1	336,039	9,440	(4,405)	(669)	4,366	3,301	—	(2,366)	935	5,301	17,388	(21,279)	(3,891)	1,410	337,449
CVT Investment Grade Bond Index Class I1	2,178,904	57,718	(26,203)	(3,423)	28,092	(31,096)	—	(4,875)	(35,971)	(7,879)	57,715	(247,618)	(189,903)	(197,782)	1,981,122
CVT Nasdaq-100 Index Class I1	2,856,481	10,226	(39,829)	(4,971)	(34,574)	315,488	201,048	178,120	694,656	660,082	232,316	(493,224)	(260,908)	399,174	3,255,655
CVT Russell 2000 Small Cap Index Class F1	735,046	9,351	(9,374)	(1,260)	(1,283)	(594)	15,127	53,196	67,729	66,446	35,583	(66,184)	(30,601)	35,845	770,891
CVT S&P MidCap 400 Index Class F1	672,400	8,126	(8,763)	(1,208)	(1,845)	6,734	29,286	42,447	78,467	76,622	16,797	(69,890)	(53,093)	23,529	695,929
DWS Capital Growth VIP B1	1,010,894	—	(6,283)	(768)	(7,051)	234,718	88,041	(157,911)	164,848	157,797	54,368	(1,223,059)	(1,168,691)	(1,010,894)	—
DWS CROCI International VIP - Class A	1,221,608	40,419	(14,920)	(1,797)	23,702	(33,769)	—	24,407	(9,362)	14,340	10,582	(237,411)	(226,829)	(212,489)	1,009,119
SEE NOTES TO FINANCIAL STATEMENTS
11

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2024

Sub-Account	Net Assets as of January 1, 2024	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2024
DWS Global Income Builder VIP A	$5,270,483	$185,342	$(66,066)	$(8,085)	$111,191	$(31,204)	$—	$304,439	$273,235	$384,426	$36,980	$(562,697)	$(525,717)	$(141,291)	$5,129,192
DWS Global Small Cap VIP B1	87,211	469	(371)	(45)	53	(2,386)	1,865	784	263	316	420	(87,947)	(87,527)	(87,211)	—
DWS International Growth VIP B Share[1]	20,075	206	(89)	(14)	103	2,985	—	(1,700)	1,285	1,388	461	(21,924)	(21,463)	(20,075)	—
DWS Small Cap Index A Share	147,454	1,790	(1,606)	(357)	(173)	(516)	4,195	10,861	14,540	14,367	—	(726)	(726)	13,641	161,095
Federated Hermes High Income Bond	817,982	43,677	(9,782)	(1,201)	32,694	(11,558)	—	14,510	2,952	35,646	8,447	(90,653)	(82,206)	(46,560)	771,422
Federated Hermes Managed Volatility II	418,631	8,908	(5,024)	(603)	3,281	(6,801)	—	55,382	48,581	51,862	1,797	(73,127)	(71,330)	(19,468)	399,163
Fidelity Asset Manager	98,341	2,045	(1,087)	(130)	828	(108)	603	4,542	5,037	5,865	336	(23,978)	(23,642)	(17,777)	80,564
Fidelity Contrafund	26,670,424	55,161	(381,742)	(47,034)	(373,615)	2,446,572	3,482,315	2,630,485	8,559,372	8,185,757	618,803	(4,725,802)	(4,106,999)	4,078,758	30,749,182
Fidelity Contrafund II1	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Fidelity Equity-Income	3,670,753	66,606	(48,872)	(5,952)	11,782	147,424	218,326	121,481	487,231	499,013	117,916	(488,414)	(370,498)	128,515	3,799,268
Fidelity Freedom Funds 2010 II	458,026	15,869	(5,895)	(707)	9,267	(1,986)	401	9,135	7,550	16,817	—	(5,927)	(5,927)	10,890	468,916
Fidelity Freedom Funds 2015 II	96,220	2,923	(1,209)	(145)	1,569	(1,315)	2,850	1,278	2,813	4,382	—	(4,044)	(4,044)	338	96,558
Fidelity Freedom Funds 2020 II	334,128	9,932	(4,489)	(542)	4,901	(846)	9,870	4,716	13,740	18,641	57,177	(26,513)	30,664	49,305	383,433
Fidelity Freedom Funds 2025 II	759,585	19,206	(10,243)	(1,344)	7,619	2,352	1,630	38,683	42,665	50,284	46,434	(6,016)	40,418	90,702	850,287
SEE NOTES TO FINANCIAL STATEMENTS
12

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2024

Sub-Account	Net Assets as of January 1, 2024	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2024
Fidelity Freedom Funds 2030 II	$1,597,361	$33,355	$(21,053)	$(2,526)	$9,776	$15,171	$3,563	$96,446	$115,180	$124,956	$30,240	$(110,882)	$(80,642)	$44,314	$1,641,675
Fidelity Freedom Funds 2050 II	28,510	342	(393)	—	(51)	182	582	2,746	3,510	3,459	—	—	—	3,459	31,969
Fidelity Freedom Income Fund II	104,892	3,310	(1,223)	(170)	1,917	(225)	59	763	597	2,514	15	(11,680)	(11,665)	(9,151)	95,741
Fidelity Government Money Market Portfolio - Initial Class	86,858	4,377	(840)	(317)	3,220	—	—	—	—	3,220	260	(11,009)	(10,749)	(7,529)	79,329
Fidelity Government Money Market Portfolio - Service Class II	5,841,672	279,421	(74,331)	(9,168)	195,922	—	—	—	—	195,922	1,379,043	(1,346,878)	32,165	228,087	6,069,759
Fidelity Growth	14,465,115	143	(205,501)	(25,094)	(230,452)	869,746	3,576,154	(224,076)	4,221,824	3,991,372	102,130	(1,691,158)	(1,589,028)	2,402,344	16,867,459
Fidelity Growth & Income	4,740,420	72,856	(63,861)	(8,021)	974	274,825	331,802	326,496	933,123	934,097	83,740	(570,623)	(486,883)	447,214	5,187,634
Fidelity Growth Opportunities	4,459,356	—	(62,168)	(7,558)	(69,726)	615,201	—	991,576	1,606,777	1,537,051	13,482	(978,009)	(964,527)	572,524	5,031,880
Fidelity Index 500	1,184,080	17,436	(13,753)	(2,806)	877	17,247	841	258,172	276,260	277,137	—	(26,697)	(26,697)	250,440	1,434,520
Fidelity Mid Cap II	3,624,262	11,740	(45,164)	(5,692)	(39,116)	98,373	463,395	3,317	565,085	525,969	20,235	(713,980)	(693,745)	(167,776)	3,456,486
Fidelity Overseas II	168,428	2,417	(2,274)	(278)	(135)	10,265	7,971	(10,920)	7,316	7,181	34,860	(42,006)	(7,146)	35	168,463
Franklin Allocation VIP Fund - Class 2	284,318	6,085	(3,642)	(437)	2,006	(9,810)	—	29,105	19,295	21,301	7,068	(31,799)	(24,731)	(3,430)	280,888
Franklin DynaTech VIP Fund - Class 2	609,550	—	(5,316)	(638)	(5,954)	(137,318)	—	268,396	131,078	125,124	25,937	(361,416)	(335,479)	(210,355)	399,195
Franklin Income VIP Fund - Class 2	2,688,010	142,645	(34,306)	(4,329)	104,010	(10,157)	11,688	47,037	48,568	152,578	65,106	(212,359)	(147,253)	5,325	2,693,335
SEE NOTES TO FINANCIAL STATEMENTS
13

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2024

Sub-Account	Net Assets as of January 1, 2024	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2024
Franklin Mutual Shares VIP Fund - Class 2	$2,963,464	$57,423	$(37,495)	$(4,596)	$15,332	$(68,584)	$59,715	$270,560	$261,691	$277,023	$31,519	$(397,726)	$(366,207)	$(89,184)	$2,874,280
Franklin Small Cap Value VIP Fund - Class 2	3,809,407	32,948	(43,946)	(5,459)	(16,457)	(180,729)	81,436	451,732	352,439	335,982	64,879	(898,089)	(833,210)	(497,228)	3,312,179
Franklin Small-Mid Cap Growth VIP Fund - Class 2	3,024,939	—	(36,388)	(4,395)	(40,783)	(107,377)	—	419,091	311,714	270,931	32,182	(544,005)	(511,823)	(240,892)	2,784,047
Franklin U.S. Government Securities VIP Fund - Class 2	3,080,763	91,691	(36,932)	(4,739)	50,020	(97,482)	—	49,772	(47,710)	2,310	116,164	(505,043)	(388,879)	(386,569)	2,694,194
Invesco American Franchise Fund I	5,167,427	—	(71,636)	(8,663)	(80,299)	263,626	—	1,420,497	1,684,123	1,603,824	27,704	(822,819)	(795,115)	808,709	5,976,136
Invesco American Franchise Fund II1	664,426	—	(8,510)	(1,030)	(9,540)	4,164	—	195,591	199,755	190,215	14,699	(183,634)	(168,935)	21,280	685,706
Invesco Discovery Mid Cap Growth Fund I	141,964	—	(1,959)	(239)	(2,198)	(1,404)	—	34,689	33,285	31,087	—	(7,066)	(7,066)	24,021	165,985
Invesco Discovery Mid Cap Growth Fund II	219,341	—	(3,339)	(411)	(3,750)	(8,383)	—	63,981	55,598	51,848	34,765	(21,743)	13,022	64,870	284,211
Invesco EQV International Equity I	401,628	6,759	(4,922)	(600)	1,237	1,520	2,009	(6,682)	(3,153)	(1,916)	10,410	(39,056)	(28,646)	(30,562)	371,066
Invesco EQV International Equity II	3,669,047	48,569	(42,835)	(5,231)	503	(4,928)	16,820	(24,802)	(12,910)	(12,407)	81,475	(796,477)	(715,002)	(727,409)	2,941,638
Invesco Global Real Estate	1,615,517	36,019	(18,428)	(2,313)	15,278	(57,812)	—	(3,752)	(61,564)	(46,286)	30,682	(276,591)	(245,909)	(292,195)	1,323,322
Invesco Health Care	239,839	—	(3,183)	(392)	(3,575)	931	—	9,740	10,671	7,096	4,041	(16,129)	(12,088)	(4,992)	234,847
Invesco Small Cap Equity II	233,675	—	(3,012)	(362)	(3,374)	(1,314)	12,222	29,071	39,979	36,605	3,493	(61,159)	(57,666)	(21,061)	212,614
LVIP American Century Balanced Fund Standard Class II1	6,559,353	133,608	(84,664)	(10,661)	38,283	146,249	—	490,895	637,144	675,427	70,098	(798,576)	(728,478)	(53,051)	6,506,302
SEE NOTES TO FINANCIAL STATEMENTS
14

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2024

Sub-Account	Net Assets as of January 1, 2024	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2024
LVIP American Century Inflation Protection Fund Service[1]	$1,606,418	$53,421	$(19,033)	$(2,365)	$32,023	$(22,636)	$—	$(6,103)	$(28,739)	$3,284	$91,032	$(305,559)	$(214,527)	$(211,243)	$1,395,175
LVIP American Century International Fund Standard Class II1	4,125,494	65,730	(51,287)	(6,302)	8,141	28,485	—	21,401	49,886	58,027	54,221	(464,457)	(410,236)	(352,209)	3,773,285
LVIP American Century Large Company Value Fund Service[1]	418,056	10,587	(5,480)	(670)	4,437	6,359	7,861	17,987	32,207	36,644	11,469	(22,400)	(10,931)	25,713	443,769
LVIP American Century Ultra Fund Service Class[1]	420,644	—	(5,464)	(690)	(6,154)	56,178	37,694	14,612	108,484	102,330	15,685	(129,091)	(113,406)	(11,076)	409,568
LVIP American Century Ultra Fund Standard Class II1	418,960	—	(5,301)	(671)	(5,972)	38,029	36,346	32,625	107,000	101,028	2,575	(80,351)	(77,776)	23,252	442,212
LVIP American Century Value Fund Standard Class II1	2,274,943	60,957	(27,184)	(3,405)	30,368	77,138	124,934	(65,639)	136,433	166,801	34,808	(429,442)	(394,634)	(227,833)	2,047,110
LVIP JPMorgan Mid Cap Value Fund - Standard Class	4,109,973	49,909	(52,861)	(6,502)	(9,454)	17,031	653,352	(153,767)	516,616	507,162	56,465	(609,749)	(553,284)	(46,122)	4,063,851
LVIP JPMorgan U.S. Equity Fund - Standard Class	2,436,550	13,864	(33,999)	(4,520)	(24,655)	96,231	117,158	340,387	553,776	529,121	5,114	(182,451)	(177,337)	351,784	2,788,334
Morningstar Aggressive Growth ETF Asset Allocation Class I	148,694	2,445	(1,546)	(614)	285	394	2,400	16,729	19,523	19,808	—	(42)	(42)	19,766	168,460
Morningstar Aggressive Growth ETF Asset Allocation Class II	1,143,263	13,886	(14,238)	(1,706)	(2,058)	42,229	16,083	83,366	141,678	139,620	21,553	(194,185)	(172,632)	(33,012)	1,110,251
Morningstar Balanced ETF Asset Allocation Class I	693,572	7,019	(3,677)	(1,328)	2,014	(32,640)	3,297	55,361	26,018	28,032	1,021	(373,661)	(372,640)	(344,608)	348,964
Morningstar Balanced ETF Asset Allocation Class II	2,653,294	46,536	(33,429)	(4,039)	9,068	2,926	24,945	182,305	210,176	219,244	53,394	(263,096)	(209,702)	9,542	2,662,836
Morningstar Conservative ETF Asset Allocation Class I	797,299	17,970	(7,266)	(1,867)	8,837	(10,114)	—	33,692	23,578	32,415	168	(115,597)	(115,429)	(83,014)	714,285
Morningstar Conservative ETF Asset Allocation Class II	114,249	3,366	(1,522)	(187)	1,657	(2,331)	—	4,212	1,881	3,538	44,286	(15,091)	29,195	32,733	146,982
SEE NOTES TO FINANCIAL STATEMENTS
15

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2024

Sub-Account	Net Assets as of January 1, 2024	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2024
Morningstar Growth ETF Asset Allocation Class I	$99,128	$1,819	$(1,019)	$(428)	$372	$227	$2,159	$8,500	$10,886	$11,258	$—	$—	$—	$11,258	$110,386
Morningstar Growth ETF Asset Allocation Class II	1,904,461	30,753	(25,628)	(3,075)	2,050	4,456	42,319	162,308	209,083	211,133	16,733	(21,682)	(4,949)	206,184	2,110,645
Morningstar Income & Growth ETF Asset Allocation Class I	67,150	1,603	(612)	(257)	734	(468)	415	3,544	3,491	4,225	—	(11,701)	(11,701)	(7,476)	59,674
Morningstar Income & Growth ETF Asset Allocation Class II	543,710	13,516	(7,252)	(882)	5,382	(214)	3,919	25,806	29,511	34,893	42,388	(7,610)	34,778	69,671	613,381
Neuberger Berman AMT Mid Cap Growth Class S	360,184	—	(4,765)	(573)	(5,338)	2,903	23,603	53,905	80,411	75,073	5,602	(51,718)	(46,116)	28,957	389,141
Neuberger Berman AMT Mid Cap Intrinsic Value Class S	18,398	59	(264)	(32)	(237)	6	585	1,071	1,662	1,425	3,668	(335)	3,333	4,758	23,156
Neuberger Berman AMT Sustainable Equity Class S	131,120	—	(1,767)	(214)	(1,981)	1,392	6,738	23,008	31,138	29,157	4,795	(15,737)	(10,942)	18,215	149,335
PIMCO All Asset Portfolio Advisor[1]	228,839	13,730	(2,749)	(321)	10,660	(4,845)	—	(747)	(5,592)	5,068	2,899	(37,857)	(34,958)	(29,890)	198,949
PIMCO CommodityRealReturn Strat. Administrative Class	760,648	16,696	(9,596)	(1,168)	5,932	(17,264)	—	32,391	15,127	21,059	56,538	(125,999)	(69,461)	(48,402)	712,246
PIMCO Total Return Portfolio Advisor	329,152	9,324	(3,031)	—	6,293	(14,634)	—	11,282	(3,352)	2,941	47,351	(378,437)	(331,086)	(328,145)	1,007
Pioneer Bond VCT Class I	1,470,033	63,282	(17,725)	(2,169)	43,388	(24,183)	—	3,991	(20,192)	23,196	17,183	(125,863)	(108,680)	(85,484)	1,384,549
Pioneer Equity Income VCT Class II	3,257,428	56,690	(37,627)	(4,535)	14,528	(97,994)	553,843	(190,509)	265,340	279,868	113,591	(972,522)	(858,931)	(579,063)	2,678,365
Pioneer Fund VCT Class I	40,253,044	317,030	(557,961)	(67,060)	(307,991)	364,509	2,159,931	6,046,025	8,570,465	8,262,474	147,246	(4,529,128)	(4,381,882)	3,880,592	44,133,636
Pioneer High Yield VCT Class II	567,410	32,199	(7,337)	(888)	23,974	(11,713)	—	27,443	15,730	39,704	51,858	(101,774)	(49,916)	(10,212)	557,198
SEE NOTES TO FINANCIAL STATEMENTS
16

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2024

Sub-Account	Net Assets as of January 1, 2024	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2024
Pioneer Mid Cap Value VCT Class I	$4,935,934	$92,248	$(61,146)	$(7,342)	$23,760	$(557,740)	$283,139	$700,691	$426,090	$449,850	$44,144	$(790,869)	$(746,725)	$(296,875)	$4,639,059
Pioneer Select Mid Cap Growth VCT Class I	30,695,360	—	(404,708)	(48,702)	(453,410)	24,371	—	6,949,051	6,973,422	6,520,012	123,887	(4,935,390)	(4,811,503)	1,708,509	32,403,869
Pioneer Strategic Income VCT Class II	2,256,052	87,052	(27,446)	(3,378)	56,228	(71,881)	—	71,245	(636)	55,592	147,411	(495,919)	(348,508)	(292,916)	1,963,136
Templeton Developing Markets VIP Fund - Class 2	1,065,185	40,018	(12,865)	(1,567)	25,586	10,494	7,691	21,118	39,303	64,889	21,200	(206,535)	(185,335)	(120,446)	944,739
Templeton Global Bond VIP Fund - Class 2	1,899,729	—	(21,630)	(2,757)	(24,387)	(118,377)	—	(78,892)	(197,269)	(221,656)	72,504	(327,979)	(255,475)	(477,131)	1,422,598
Templeton Growth VIP Fund - Class 2	2,502,547	23,881	(31,158)	(3,771)	(11,048)	(48,212)	8,173	153,483	113,444	102,396	50,709	(341,636)	(290,927)	(188,531)	2,314,016
Vanguard Balanced	242,845	5,936	(2,625)	(729)	2,582	3,575	12,840	13,459	29,874	32,456	19,341	(40,332)	(20,991)	11,465	254,310
Vanguard High Yield Bond	597,924	34,086	(7,092)	(1,481)	25,513	(162)	—	2,930	2,768	28,281	199,931	(7,122)	192,809	221,090	819,014
Vanguard International	765,517	9,763	(8,084)	(1,654)	25	(37,728)	25,846	70,969	59,087	59,112	70,317	(68,792)	1,525	60,637	826,154
Vanguard Mid-Cap Index	751,851	11,120	(7,912)	(2,246)	962	6,662	9,269	85,392	101,323	102,285	1,625	(29,835)	(28,210)	74,075	825,926
Vanguard Real Estate Index	225,318	7,108	(2,280)	(476)	4,352	(1,039)	5,995	(986)	3,970	8,322	4,327	(14,183)	(9,856)	(1,534)	223,784
Vanguard Total Bond Market Index	1,186,646	32,848	(14,394)	(2,859)	15,595	(2,480)	—	(9,264)	(11,744)	3,851	215,703	(17,594)	198,109	201,960	1,388,606
Vanguard Total Stock Market Index	1,974,628	27,254	(21,395)	(5,094)	765	124,249	149,415	157,020	430,684	431,449	561,992	(636,857)	(74,865)	356,584	2,331,212
Voya Global High Dividend Low Volatility Portfolio - Class S	378,575	9,927	(4,988)	(601)	4,338	8,936	13,200	15,240	37,376	41,714	650	(40,883)	(40,233)	1,481	380,056
SEE NOTES TO FINANCIAL STATEMENTS
17

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2024

Sub-Account	Net Assets as of January 1, 2024	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2024
VY JPMorgan Emerging Markets Equity Portfolio Initial	$407,160	$4,441	$(5,034)	$(604)	$(1,197)	$(48,671)	$—	$60,552	$11,881	$10,684	$4,975	$(115,681)	$(110,706)	$(100,022)	$307,138
Wanger Acorn	28,639	—	(219)	(26)	(245)	2,641	—	116	2,757	2,512	—	(15,687)	(15,687)	(13,175)	15,464

1Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

SEE NOTES TO FINANCIAL STATEMENTS
18

Symetra Separate Account C
Statements of Operations and Changes in Net Assets
Year Ended December 31, 2023

Sub-Account	Net Assets as of January 1, 2023	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2023
American Century Balanced[1]	$6,599,294	$127,832	$(83,389)	$(10,469)	$33,974	$(20,751)	$—	$893,207	$872,456	$906,430	$108,695	$(1,055,066)	$(946,371)	$(39,941)	$6,559,353
American Century Inflation Protection II1	1,883,910	58,701	(22,357)	(2,777)	33,567	(41,944)	—	36,517	(5,427)	28,140	95,329	(400,961)	(305,632)	(277,492)	1,606,418
American Century International[1]	4,010,112	58,439	(51,863)	(6,362)	214	(1,644)	—	433,568	431,924	432,138	74,399	(391,155)	(316,756)	115,382	4,125,494
American Century Large Company Value II1	448,393	10,567	(5,412)	(661)	4,494	7,492	12,255	(16,733)	3,014	7,508	14,030	(51,875)	(37,845)	(30,337)	418,056
American Century Ultra I1	341,400	—	(4,928)	(633)	(5,561)	29,030	28,945	81,117	139,092	133,531	2,790	(58,761)	(55,971)	77,560	418,960
American Century Ultra II1	383,596	—	(5,276)	(660)	(5,936)	26,855	31,661	93,478	151,994	146,058	44,442	(153,452)	(109,010)	37,048	420,644
American Century Value[1]	2,295,688	53,332	(27,965)	(3,493)	21,874	52,669	175,511	(88,142)	140,038	161,912	50,845	(233,502)	(182,657)	(20,745)	2,274,943
BNY Mellon Appreciation	3,130,818	23,097	(40,655)	(4,953)	(22,511)	(78,333)	284,142	395,945	601,754	579,243	33,554	(380,237)	(346,683)	232,560	3,363,378
BNY Mellon MidCap Stock	5,134,671	42,073	(65,014)	(8,217)	(31,158)	(87,852)	169,154	751,696	832,998	801,840	49,422	(538,151)	(488,729)	313,111	5,447,782
BNY Mellon Stock Index	7,972,033	98,731	(105,714)	(13,570)	(20,553)	324,733	318,687	1,193,099	1,836,519	1,815,966	113,096	(946,316)	(833,220)	982,746	8,954,779
BNY Mellon Sustainable U.S. Equity[1]	2,088,333	16,511	(27,499)	(3,325)	(14,313)	42,681	265,137	142,153	449,971	435,658	34,811	(272,379)	(237,568)	198,090	2,286,423
BNY Mellon Technology Growth	1,993,752	—	(31,470)	(3,878)	(35,348)	59,982	—	1,083,649	1,143,631	1,108,283	23,016	(193,731)	(170,715)	937,568	2,931,320
Calvert EAFE International Index F Class[1]	172,621	9,500	(3,427)	(516)	5,557	930	—	25,410	26,340	31,897	151,694	(20,173)	131,521	163,418	336,039
Calvert Investment Grade Bond Index[1]	1,841,828	58,227	(26,152)	(3,331)	28,744	(60,974)	—	100,286	39,312	68,056	632,346	(363,326)	269,020	337,076	2,178,904
SEE NOTES TO FINANCIAL STATEMENTS
19

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2023

Sub-Account	Net Assets as of January 1, 2023	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2023
Calvert Nasdaq 100 Index[1]	$2,574,332	$9,746	$(37,663)	$(4,676)	$(32,593)	$564,720	$—	$706,186	$1,270,906	$1,238,313	$81,749	$(1,037,913)	$(956,164)	$282,149	$2,856,481
Calvert Russell 2000 Small Cap Index F Class[1]	631,352	5,963	(8,263)	(1,103)	(3,403)	(2,075)	380	99,147	97,452	94,049	22,700	(13,055)	9,645	103,694	735,046
Calvert S&P MidCap 400 Index F Class[1]	668,111	7,886	(8,478)	(1,144)	(1,736)	(4,885)	26,610	64,858	86,583	84,847	26,977	(107,535)	(80,558)	4,289	672,400
Calvert SRI Balanced	311,252	5,139	(3,988)	(481)	670	1,947	1,231	42,183	45,361	46,031	29,840	(40,995)	(11,155)	34,876	346,128
Columbia VP Select Mid Cap Value Fund - Class 1[1]	6,786	—	(15)	—	(15)	5,018	—	(4,693)	325	310	—	(7,096)	(7,096)	(6,786)	—
DWS Capital Growth VIP B1	963,132	—	(12,913)	(1,576)	(14,489)	42,299	44,836	240,947	328,082	313,593	23,519	(289,350)	(265,831)	47,762	1,010,894
DWS CROCI International VIP - Class A	1,134,673	39,514	(14,903)	(1,795)	22,816	(20,567)	—	183,182	162,615	185,431	3,028	(101,524)	(98,496)	86,935	1,221,608
DWS Global Income Builder VIP A	4,952,286	160,464	(63,139)	(7,720)	89,605	(80,711)	—	624,987	544,276	633,881	225,904	(541,588)	(315,684)	318,197	5,270,483
DWS Global Small Cap VIP B1	72,861	454	(969)	(116)	(631)	(3,535)	463	19,860	16,788	16,157	5,238	(7,045)	(1,807)	14,350	87,211
DWS International Growth VIP B Share[1]	16,650	91	(232)	(28)	(169)	9	—	2,573	2,582	2,413	1,027	(15)	1,012	3,425	20,075
DWS Small Cap Index A Share	148,034	1,508	(1,430)	(303)	(225)	(14,611)	3,231	30,820	19,440	19,215	18,897	(38,692)	(19,795)	(580)	147,454
Federated Hermes High Income Bond	1,036,445	62,224	(11,403)	(1,394)	49,427	(96,040)	—	139,535	43,495	92,922	6,812	(318,197)	(311,385)	(218,463)	817,982
Federated Hermes Managed Volatility II	406,732	7,572	(5,030)	(601)	1,941	(3,941)	—	30,259	26,318	28,259	2,932	(19,292)	(16,360)	11,899	418,631
Fidelity Asset Manager	88,276	2,215	(1,156)	(139)	920	(140)	986	8,281	9,127	10,047	340	(322)	18	10,065	98,341
SEE NOTES TO FINANCIAL STATEMENTS
20

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2023

Sub-Account	Net Assets as of January 1, 2023	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2023
Fidelity Contrafund	$21,896,466	$118,599	$(305,445)	$(37,623)	$(224,469)	$896,174	$862,722	$5,150,580	$6,909,476	$6,685,007	$378,840	$(2,289,889)	$(1,911,049)	$4,773,958	$26,670,424
Fidelity Contrafund II1	7,016	—	(15)	—	(15)	1,292	73	(1,094)	271	256	—	(7,272)	(7,272)	(7,016)	—
Fidelity Equity-Income	3,786,035	67,742	(45,940)	(5,589)	16,213	140,275	101,684	54,458	296,417	312,630	111,732	(539,644)	(427,912)	(115,282)	3,670,753
Fidelity Freedom Funds 2010 II	571,172	18,495	(6,851)	(822)	10,822	(37,688)	39,777	20,647	22,736	33,558	92	(146,796)	(146,704)	(113,146)	458,026
Fidelity Freedom Funds 2015 II	121,667	3,516	(1,407)	(169)	1,940	(10,511)	2,353	15,626	7,468	9,408	—	(34,855)	(34,855)	(25,447)	96,220
Fidelity Freedom Funds 2020 II	552,382	11,414	(4,461)	(554)	6,399	(37,180)	3,372	68,421	34,613	41,012	25,321	(284,587)	(259,266)	(218,254)	334,128
Fidelity Freedom Funds 2025 II	742,504	19,375	(9,014)	(1,180)	9,181	465	—	71,774	72,239	81,420	8,451	(72,790)	(64,339)	17,081	759,585
Fidelity Freedom Funds 2030 II	1,448,386	34,307	(18,827)	(2,259)	13,221	(2,431)	—	171,314	168,883	182,104	83,032	(116,161)	(33,129)	148,975	1,597,361
Fidelity Freedom Funds 2050 II	24,221	336	(327)	—	9	115	401	3,764	4,280	4,289	—	—	—	4,289	28,510
Fidelity Freedom Income Fund II	105,337	4,205	(1,305)	(184)	2,716	(303)	—	3,759	3,456	6,172	11	(6,628)	(6,617)	(445)	104,892
Fidelity Government Money Market Portfolio - Initial Class	23,794	4,364	(842)	(319)	3,203	—	—	—	—	3,203	120,953	(61,092)	59,861	63,064	86,858
Fidelity Government Money Market Portfolio - Service Class II	4,830,204	244,883	(67,107)	(8,311)	169,465	—	—	—	—	169,465	1,833,803	(991,800)	842,003	1,011,468	5,841,672
Fidelity Growth	11,946,532	16,846	(168,673)	(20,576)	(172,403)	636,304	609,929	2,864,537	4,110,770	3,938,367	96,134	(1,515,918)	(1,419,784)	2,518,583	14,465,115
Fidelity Growth & Income	4,287,936	74,473	(56,179)	(7,041)	11,253	99,133	168,146	430,756	698,035	709,288	72,484	(329,288)	(256,804)	452,484	4,740,420
SEE NOTES TO FINANCIAL STATEMENTS
21

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2023

Sub-Account	Net Assets as of January 1, 2023	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2023
Fidelity Growth Opportunities	$3,253,658	$—	$(48,640)	$(5,919)	$(54,559)	$92,920	$—	$1,348,391	$1,441,311	$1,386,752	$17,095	$(198,149)	$(181,054)	$1,205,698	$4,459,356
Fidelity Index 500	1,015,912	16,022	(11,053)	(2,299)	2,670	31,654	10,206	194,718	236,578	239,248	—	(71,080)	(71,080)	168,168	1,184,080
Fidelity Mid Cap II	3,410,499	13,205	(43,154)	(5,433)	(35,382)	43,870	98,721	324,272	466,863	431,481	41,622	(259,340)	(217,718)	213,763	3,624,262
Fidelity Overseas II	137,665	1,267	(1,923)	(235)	(891)	209	425	26,069	26,703	25,812	7,556	(2,605)	4,951	30,763	168,428
Franklin Allocation VIP Fund - Class 2	323,719	4,506	(3,826)	(459)	221	(46,152)	5,230	77,131	36,209	36,430	7,335	(83,166)	(75,831)	(39,401)	284,318
Franklin DynaTech VIP Fund - Class 2	432,590	—	(6,601)	(791)	(7,392)	(7,123)	—	195,431	188,308	180,916	3,977	(7,933)	(3,956)	176,960	609,550
Franklin Income VIP Fund - Class 2	2,741,385	136,298	(33,452)	(4,217)	98,629	391	165,237	(83,309)	82,319	180,948	71,691	(306,014)	(234,323)	(53,375)	2,688,010
Franklin Mutual Shares VIP Fund - Class 2	2,960,292	54,979	(36,622)	(4,480)	13,877	(102,169)	253,049	163,587	314,467	328,344	36,867	(362,039)	(325,172)	3,172	2,963,464
Franklin Small Cap Value VIP Fund - Class 2	3,819,076	19,601	(46,442)	(5,761)	(32,602)	(244,019)	212,493	453,009	421,483	388,881	104,091	(502,641)	(398,550)	(9,669)	3,809,407
Franklin Small-Mid Cap Growth VIP Fund - Class 2	2,672,460	—	(35,409)	(4,272)	(39,681)	(112,939)	—	786,673	673,734	634,053	54,568	(336,142)	(281,574)	352,479	3,024,939
Franklin U.S. Government Securities VIP Fund - Class 2	3,289,389	87,074	(40,002)	(5,127)	41,945	(101,368)	—	147,025	45,657	87,602	135,676	(431,904)	(296,228)	(208,626)	3,080,763
Invesco American Franchise Fund I	3,892,200	—	(57,424)	(6,950)	(64,374)	93,533	104,192	1,356,209	1,553,934	1,489,560	37,585	(251,918)	(214,333)	1,275,227	5,167,427
Invesco American Franchise Fund II1	612,867	—	(8,347)	(1,009)	(9,356)	(46,580)	15,879	257,076	226,375	217,019	32,554	(198,014)	(165,460)	51,559	664,426
Invesco Discovery Mid Cap Growth Fund I	133,885	—	(1,698)	(208)	(1,906)	(3,099)	—	20,240	17,141	15,235	—	(7,156)	(7,156)	8,079	141,964
SEE NOTES TO FINANCIAL STATEMENTS
22

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2023

Sub-Account	Net Assets as of January 1, 2023	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2023
Invesco Discovery Mid Cap Growth Fund II	$190,619	$—	$(2,606)	$(321)	$(2,927)	$(15,626)	$—	$40,759	$25,133	$22,206	$26,961	$(20,445)	$6,516	$28,722	$219,341
Invesco EQV International Equity I	434,999	784	(5,301)	(647)	(5,164)	(8,880)	294	78,442	69,856	64,692	8,947	(107,010)	(98,063)	(33,371)	401,628
Invesco EQV International Equity II	3,628,904	—	(45,453)	(5,541)	(50,994)	(54,077)	2,624	651,091	599,638	548,644	148,975	(657,476)	(508,501)	40,143	3,669,047
Invesco Global Real Estate	1,601,452	23,383	(19,702)	(2,472)	1,209	(39,834)	—	151,270	111,436	112,645	36,889	(135,469)	(98,580)	14,065	1,615,517
Invesco Health Care	240,844	—	(2,942)	(366)	(3,308)	384	—	6,472	6,856	3,548	2,340	(6,893)	(4,553)	(1,005)	239,839
Invesco Small Cap Equity II	215,216	—	(2,761)	(331)	(3,092)	(5,580)	4,519	34,766	33,705	30,613	9,057	(21,211)	(12,154)	18,459	233,675
LVIP JPMorgan Mid Cap Value Fund - Standard Class	4,087,660	124,467	(49,772)	(6,126)	68,569	(8,646)	349,435	(53,879)	286,910	355,479	72,552	(405,718)	(333,166)	22,313	4,109,973
LVIP JPMorgan U.S. Equity Fund - Standard Class	2,008,294	34,696	(27,536)	(3,659)	3,501	40,038	102,638	354,789	497,465	500,966	5,513	(78,223)	(72,710)	428,256	2,436,550
Morningstar Aggressive Growth ETF Asset Allocation Class I	133,520	2,609	(1,335)	(532)	742	820	2,839	16,007	19,666	20,408	—	(5,234)	(5,234)	15,174	148,694
Morningstar Aggressive Growth ETF Asset Allocation Class II	1,182,644	17,736	(13,827)	(1,659)	2,250	33,254	22,126	102,514	157,894	160,144	19,592	(219,117)	(199,525)	(39,381)	1,143,263
Morningstar Balanced ETF Asset Allocation Class I	620,941	15,154	(6,149)	(1,936)	7,069	(1,521)	15,514	51,644	65,637	72,706	417	(492)	(75)	72,631	693,572
Morningstar Balanced ETF Asset Allocation Class II	2,758,378	50,453	(33,460)	(4,070)	12,923	(34,666)	58,725	245,768	269,827	282,750	34,987	(422,821)	(387,834)	(105,084)	2,653,294
Morningstar Conservative ETF Asset Allocation Class I	749,440	19,860	(7,253)	(1,923)	10,684	(7,293)	8,992	39,201	40,900	51,584	30,659	(34,384)	(3,725)	47,859	797,299
Morningstar Conservative ETF Asset Allocation Class II	143,594	2,575	(1,627)	(195)	753	(9,919)	1,299	15,012	6,392	7,145	12,908	(49,398)	(36,490)	(29,345)	114,249
SEE NOTES TO FINANCIAL STATEMENTS
23

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2023

Sub-Account	Net Assets as of January 1, 2023	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2023
Morningstar Growth ETF Asset Allocation Class I	$88,315	$1,891	$(881)	$(371)	$639	$181	$2,143	$9,366	$11,690	$12,329	$—	$(1,516)	$(1,516)	$10,813	$99,128
Morningstar Growth ETF Asset Allocation Class II	1,968,562	32,572	(23,865)	(2,864)	5,843	(2,310)	42,167	201,804	241,661	247,504	24,302	(335,907)	(311,605)	(64,101)	1,904,461
Morningstar Income & Growth ETF Asset Allocation Class I	74,651	1,683	(676)	(284)	723	(1,609)	691	6,574	5,656	6,379	—	(13,880)	(13,880)	(7,501)	67,150
Morningstar Income & Growth ETF Asset Allocation Class II	497,674	11,090	(6,466)	(785)	3,839	(1,224)	5,157	37,495	41,428	45,267	11,777	(11,008)	769	46,036	543,710
Neuberger Berman AMT Mid Cap Growth Class S	308,889	—	(4,135)	(497)	(4,632)	(1,830)	—	57,369	55,539	50,907	18,037	(17,649)	388	51,295	360,184
Neuberger Berman AMT Mid Cap Intrinsic Value Class S	23,479	85	(231)	(28)	(174)	(1,392)	733	2,356	1,697	1,523	3,096	(9,700)	(6,604)	(5,081)	18,398
Neuberger Berman AMT Sustainable Equity Class S	102,560	90	(1,400)	(174)	(1,484)	(119)	1,894	25,643	27,418	25,934	2,845	(219)	2,626	28,560	131,120
PIMCO All Asset Portfolio Advisor[1]	227,236	6,402	(2,831)	(332)	3,239	(3,589)	—	14,633	11,044	14,283	7,544	(20,224)	(12,680)	1,603	228,839
PIMCO CommodityRealReturn Strat. Administrative Class	907,549	134,975	(10,324)	(1,259)	123,392	(32,011)	—	(173,807)	(205,818)	(82,426)	96,101	(160,576)	(64,475)	(146,901)	760,648
PIMCO Total Return Portfolio Advisor	1,150,230	21,942	(7,983)	—	13,959	(146,867)	—	171,617	24,750	38,709	144,410	(1,004,197)	(859,787)	(821,078)	329,152
Pioneer Bond VCT Class I	1,500,887	58,341	(18,459)	(2,260)	37,622	(35,636)	—	75,447	39,811	77,433	24,026	(132,313)	(108,287)	(30,854)	1,470,033
Pioneer Equity Income VCT Class II	3,669,161	55,873	(42,243)	(5,092)	8,538	(32,330)	251,936	(53,755)	165,851	174,389	80,819	(666,941)	(586,122)	(411,733)	3,257,428
Pioneer Fund VCT Class I	34,363,200	318,313	(456,799)	(54,895)	(193,381)	(659,609)	1,518,371	8,207,393	9,066,155	8,872,774	157,266	(3,140,196)	(2,982,930)	5,889,844	40,253,044
Pioneer High Yield VCT Class II	910,709	37,639	(8,890)	(1,113)	27,636	(68,788)	—	100,904	32,116	59,752	22,830	(425,881)	(403,051)	(343,299)	567,410
SEE NOTES TO FINANCIAL STATEMENTS
24

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2023

Sub-Account	Net Assets as of January 1, 2023	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2023
Pioneer Mid Cap Value VCT Class I	$5,045,119	$99,679	$(62,271)	$(7,475)	$29,933	$(713,986)	$579,105	$592,092	$457,211	$487,144	$56,711	$(653,040)	$(596,329)	$(109,185)	$4,935,934
Pioneer Select Mid Cap Growth VCT Class I	28,144,504	—	(363,149)	(43,715)	(406,864)	(979,388)	—	6,011,349	5,031,961	4,625,097	142,803	(2,217,044)	(2,074,241)	2,550,856	30,695,360
Pioneer Strategic Income VCT Class II	2,687,174	87,014	(30,453)	(3,787)	52,774	(122,888)	—	220,166	97,278	150,052	95,127	(676,301)	(581,174)	(431,122)	2,256,052
Templeton Developing Markets VIP Fund - Class 2	1,038,729	21,911	(13,278)	(1,619)	7,014	18,092	795	85,049	103,936	110,950	25,102	(109,596)	(84,494)	26,456	1,065,185
Templeton Global Bond VIP Fund - Class 2	2,062,850	—	(24,387)	(3,108)	(27,495)	(71,016)	—	120,069	49,053	21,558	66,908	(251,587)	(184,679)	(163,121)	1,899,729
Templeton Growth VIP Fund - Class 2	2,309,918	82,439	(30,362)	(3,671)	48,406	(30,601)	—	412,981	382,380	430,786	46,560	(284,717)	(238,157)	192,629	2,502,547
Vanguard Balanced	224,407	4,780	(2,336)	(662)	1,782	(1,027)	9,264	18,481	26,718	28,500	—	(10,062)	(10,062)	18,438	242,845
Vanguard High Yield Bond	329,280	16,757	(3,152)	(700)	12,905	(3,099)	—	26,047	22,948	35,853	322,154	(89,363)	232,791	268,644	597,924
Vanguard International	770,456	11,667	(7,523)	(1,524)	2,620	(66,353)	25,157	135,676	94,480	97,100	73,794	(175,833)	(102,039)	(4,939)	765,517
Vanguard Mid-Cap Index	711,435	10,157	(6,918)	(1,964)	1,275	(8,732)	12,745	90,102	94,115	95,390	33,877	(88,851)	(54,974)	40,416	751,851
Vanguard Real Estate Index	205,523	5,062	(2,057)	(455)	2,550	(1,328)	9,552	10,630	18,854	21,404	15,934	(17,543)	(1,609)	19,795	225,318
Vanguard Total Bond Market Index	694,130	30,797	(12,883)	(2,602)	15,312	(29,847)	—	43,082	13,235	28,547	687,474	(223,505)	463,969	492,516	1,186,646
Vanguard Total Stock Market Index	1,895,012	21,185	(18,137)	(4,186)	(1,138)	(43,917)	103,246	345,608	404,937	403,799	272,726	(596,909)	(324,183)	79,616	1,974,628
SEE NOTES TO FINANCIAL STATEMENTS
25

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2023

Sub-Account	Net Assets as of January 1, 2023	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2023
Voya Global High Dividend Low Volatility Portfolio - Class S	$414,078	$10,539	$(4,859)	$(588)	$5,092	$5,051	$13,446	$(6,543)	$11,954	$17,046	$15,993	$(68,542)	$(52,549)	$(35,503)	$378,575
VY JPMorgan Emerging Markets Equity Portfolio Initial	408,911	8,002	(5,130)	(616)	2,256	(18,393)	—	37,335	18,942	21,198	6,740	(29,689)	(22,949)	(1,751)	407,160
Wanger Acorn	42,179	—	(429)	(51)	(480)	(22,192)	—	28,880	6,688	6,208	17,851	(37,599)	(19,748)	(13,540)	28,639

1Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

SEE NOTES TO FINANCIAL STATEMENTS
26

Symetra Separate Account C
Notes to Financial Statements
1.   ORGANIZATION
Symetra Separate Account C (the "Separate Account") is registered under the Investment Company Act of 1940, as amended, as a segregated unit investment trust of Symetra Life Insurance Company ("Symetra Life"), a wholly-owned subsidiary of Symetra Financial Corporation. Purchasers of various Symetra Life variable annuity products direct their investment to one or more of the sub-accounts of the Separate Account through the purchase of accumulation units ("Units"). Under the terms of the registration, the Separate Account is authorized to issue an unlimited number of Units. Each sub-account invests in shares of a designated portfolio of open-ended registered investment companies ("Mutual Funds") as indicated below. Not all sub-accounts are available in all Symetra Life variable annuity products. The performance of the underlying portfolios may differ substantially from publicly traded Mutual Funds with similar names and objectives.
Under applicable insurance law, the assets of the Separate Account are legally segregated and are not subject to claims that arise out of Symetra Life's or Symetra Financial Corporation's other business activities.
The Statements of Operations and Changes in Net Assets are reported for the years or periods ended December 31, 2024 and December 31, 2023 for the following sub-accounts, except as noted in the footnotes to the table below.
Following are the sub-accounts and related Mutual Funds.

Sub-Account	Mutual Fund
BlackRock Variable Series Fund, Inc
BlackRock Advantage Large Cap Value V.I. Fund[17]	BlackRock Advantage Large Cap Value V.I. Fund, Class III

BNY Mellon Variable Investment Fund
BNY Mellon Appreciation	BNY Mellon VIF Appreciation Portfolio — Initial Shares

BNY Mellon Investment Portfolios
BNY Mellon MidCap Stock	BNY Mellon IP MidCap Stock Portfolio — Initial Shares
BNY Mellon Technology Growth	BNY Mellon IP Technology Growth Portfolio — Initial Shares

BNY Mellon Stock Index Fund, Inc.
BNY Mellon Stock Index	BNY Mellon Stock Index Fund, Inc. — Service Shares

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
BNY Mellon Sustainable U.S. Equity[13]	BNY Mellon Sustainable U.S. Equity Portfolio Inc. — Initial Shares

Calvert Variable Series, Inc.
Calvert SRI Balanced	Calvert VP SRI Balanced Portfolio
CVT EAFE International Index Class F8	CVT EAFE International Index Portfolio Class F
CVT Investment Grade Bond Index Class I9	CVT Investment Grade Bond Index Portfolio Class I
CVT Nasdaq-100 Index Class I10	CVT Nasdaq-100 Index Portfolio Class I
CVT Russell 2000 Small Cap Index Class F11	CVT Russell 2000 Small Cap Index Portfolio Class F
CVT S&P MidCap 400 Index Class F12	CVT S&P MidCap 400 Index Portfolio Class F

Columbia Funds Variable Insurance Trust
Columbia VP Select Mid Cap Value Fund - Class 1[18]	Columbia VP Select Mid Cap Value Fund — Class 1

DWS Variable Series I and II
DWS Capital Growth VIP B14	DWS Capital Growth VIP — Class B Shares
DWS CROCI International VIP - Class A	DWS CROCI International VIP — Class A Shares
DWS Global Income Builder VIP A	DWS Global Income Builder VIP — Class A Shares
DWS Global Small Cap VIP B15	DWS Global Small Cap VIP — Class B Shares
DWS International Growth VIP B Share[16]	DWS International Growth VIP — Class B Shares
DWS Small Cap Index A Share	DWS Small Cap Index VIP — Class A Shares

27

Symetra Separate Account C
Notes to Financial Statements
1.	ORGANIZATION (continued)

Sub-Account	Mutual Fund
Federated Insurance Series
Federated Hermes High Income Bond	Federated Hermes High Income Bond Fund II
Federated Hermes Managed Volatility II	Federated Hermes Managed Volatility Fund II

Fidelity Variable Insurance Products Fund 1 (VIP)
Fidelity Asset Manager	VIP Asset Manager Portfolio — Initial Class
Fidelity Contrafund	VIP Contrafund® Portfolio — Initial Class
Fidelity Contrafund II18	VIP Contrafund® Portfolio — Service Class 2
Fidelity Equity-Income	VIP Equity-Income Portfolio — Initial Class
Fidelity Freedom Funds 2010 II	VIP Freedom Funds 2010 Portfolio — Service Class 2
Fidelity Freedom Funds 2015 II	VIP Freedom Funds 2015 Portfolio — Service Class 2
Fidelity Freedom Funds 2020 II	VIP Freedom Funds 2020 Portfolio — Service Class 2
Fidelity Freedom Funds 2025 II	VIP Freedom Funds 2025 Portfolio — Service Class 2
Fidelity Freedom Funds 2030 II	VIP Freedom Funds 2030 Portfolio — Service Class 2
Fidelity Freedom Funds 2050 II	VIP Freedom Funds 2050 Portfolio — Service Class 2
Fidelity Freedom Income Fund II	VIP Freedom Income Portfolio — Service Class 2
Fidelity Government Money Market Portfolio - Initial Class	VIP Government Money Market Portfolio — Initial Class
Fidelity Government Money Market Portfolio - Service Class II	VIP Government Money Market Portfolio — Service Class II
Fidelity Growth	VIP Growth Portfolio — Initial Class
Fidelity Growth & Income	VIP Growth & Income Portfolio — Initial Class
Fidelity Growth Opportunities	VIP Growth Opportunities Portfolio — Initial Class
Fidelity Index 500	VIP Index 500 Portfolio — Initial Class
Fidelity Mid Cap II	VIP Mid Cap Portfolio — Service Class II
Fidelity Overseas II	VIP Overseas Portfolio — Service Class 2

Franklin Templeton Variable Insurance Products Trust
Franklin Allocation VIP Fund - Class 2	Franklin Allocation VIP Fund - Class 2
Franklin DynaTech VIP Fund - Class 2	Franklin DynaTech VIP Fund - Class 2
Franklin Income VIP Fund - Class 2	Franklin Income VIP Fund - Class 2
Franklin Mutual Shares VIP Fund - Class 2	Franklin Mutual shares VIP Fund - Class 2
Franklin Small Cap Value VIP Fund - Class 2	Franklin Small Cap Value VIP Fund - Class 2
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Franklin Small-Mid Cap Growth VIP Fund - Class 2
Franklin U.S. Government Securities VIP Fund - Class 2	Franklin U.S. Government Securities VIP Fund - Class 2

AIM Variable Insurance Funds, Inc (Invesco Variable Insurance Funds)
Invesco American Franchise Fund I	Invesco V.I. American Franchise Fund - Series I
Invesco American Franchise Fund II13	Invesco V.I. American Franchise Fund - Series II
Invesco Discovery Mid Cap Growth Fund I	Invesco V.I. Discovery Mid Cap Growth Fund - Series I
Invesco Discovery Mid Cap Growth Fund II	Invesco V.I. Discovery Mid Cap Growth Fund - Series II
Invesco EQV International Equity I	Invesco V.I. EQV International Equity Fund - Series I
Invesco EQV International Equity II	Invesco V.I. EQV International Equity Fund - Series II
Invesco Global Real Estate	Invesco V.I. Global Real Estate Fund - Series I
28

Symetra Separate Account C
Notes to Financial Statements
1.	ORGANIZATION (continued)

Sub-Account	Mutual Fund
Invesco Health Care	Invesco V.I. Health Care Fund - Series I
Invesco Small Cap Equity II	Invesco V.I. Small Cap Equity Fund - Series II

Lincoln Investment Advisors
LVIP American Century Balanced Fund Standard Class II1	LVIP American Century Balanced Fund Standard Class II
LVIP American Century Inflation Protection Fund Service[2]	LVIP American Century Inflation Protection Fund Service Class
LVIP American Century International Fund Standard Class II3	LVIP American Century International Fund Standard Class II
LVIP American Century Large Company Value Fund Service[4]	LVIP American Century Large Company Value Fund Service Class
LVIP American Century Ultra Fund Service Class[6]	LVIP American Century Ultra Fund Service Class
LVIP American Century Ultra Fund Standard Class II5	LVIP American Century Ultra Fund Standard Class II
LVIP American Century Value Fund Standard Class II7,13	LVIP American Century Value Fund Standard Class II
LVIP JPMorgan Mid Cap Value Fund - Standard Class	LVIP JPMorgan Mid Cap Value Fund - Standard Class
LVIP JPMorgan U.S. Equity Fund - Standard Class	LVIP JPMorgan U.S. Equity Fund - Standard Class

ALPS Variable Investment Trust
Morningstar Aggressive Growth ETF Asset Allocation Class I	Morningstar Aggressive Growth ETF Asset Allocation Portfolio — Class I
Morningstar Aggressive Growth ETF Asset Allocation Class II	Morningstar Aggressive Growth ETF Asset Allocation Portfolio — Class II
Morningstar Balanced ETF Asset Allocation Class I	Morningstar Balanced ETF Asset Allocation Portfolio — Class I
Morningstar Balanced ETF Asset Allocation Class II	Morningstar Balanced ETF Asset Allocation Portfolio — Class II
Morningstar Conservative ETF Asset Allocation Class I	Morningstar Conservative ETF Asset Allocation Portfolio — Class I
Morningstar Conservative ETF Asset Allocation Class II	Morningstar Conservative ETF Asset Allocation Portfolio — Class II
Morningstar Growth ETF Asset Allocation Class I	Morningstar Growth ETF Asset Allocation Portfolio — Class I
Morningstar Growth ETF Asset Allocation Class II	Morningstar Growth ETF Asset Allocation Portfolio — Class II
Morningstar Income & Growth ETF Asset Allocation Class I	Morningstar Income & Growth ETF Asset Allocation Portfolio — Class I
Morningstar Income & Growth ETF Asset Allocation Class II	Morningstar Income & Growth ETF Asset Allocation Portfolio — Class II

Neuberger Berman Advisers Management Trust
Neuberger Berman AMT Mid Cap Growth Class S	Neuberger Berman AMT Mid Cap Growth Portfolio — Class S
Neuberger Berman AMT Mid Cap Intrinsic Value Class S	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio — Class S
Neuberger Berman AMT Sustainable Equity Class S	Neuberger Berman AMT Sustainable Equity Portfolio — Class S

PIMCO Variable Insurance Trust
PIMCO All Asset Portfolio Advisor[13]	PIMCO All Asset Portfolio — Advisor Class Shares
PIMCO CommodityRealReturn Strat.	PIMCO CommodityRealReturn® Strategy Portfolio —
Administrative Class	Administrative Class Shares
PIMCO Total Return Portfolio Advisor	PIMCO Total Return Portfolio — Advisor Class Shares

29

Symetra Separate Account C
Notes to Financial Statements
1.	ORGANIZATION (continued)

Sub-Account	Mutual Fund
Pioneer Variable Contracts Trust
Pioneer Bond VCT Class I	Pioneer Bond VCT Portfolio — Class I
Pioneer Equity Income VCT Class II	Pioneer Equity Income VCT Portfolio — Class II
Pioneer Fund VCT Class I	Pioneer Fund VCT Portfolio — Class I
Pioneer High Yield VCT Class II	Pioneer High Yield VCT Portfolio — Class II
Pioneer Mid Cap Value VCT Class I	Pioneer Mid Cap Value VCT Portfolio — Class I
Pioneer Select Mid Cap Growth VCT Class I	Pioneer Select Mid Cap Growth VCT Portfolio — Class I
Pioneer Strategic Income VCT Class II	Pioneer Strategic Income VCT Portfolio — Class II

Franklin Templeton Variable Insurance Products Trust
Templeton Developing Markets VIP Fund - Class 2	Templeton Developing Markets VIP Fund - Class 2
Templeton Global Bond VIP Fund - Class 2	Templeton Global Bond VIP Fund - Class 2
Templeton Growth VIP Fund - Class 2	Templeton Growth VIP Fund - Class 2

Vanguard Variable Insurance Fund Portfolios
Vanguard Balanced	Vanguard VIF — Balanced Portfolio
Vanguard High Yield Bond	Vanguard VIF — High Yield Bond Portfolio
Vanguard International	Vanguard VIF — International Portfolio
Vanguard Mid-Cap Index	Vanguard VIF — Mid-Cap Index Portfolio
Vanguard Real Estate Index	Vanguard VIF — Real Estate Index Portfolio
Vanguard Total Bond Market Index	Vanguard VIF — Total Bond Market Index Portfolio
Vanguard Total Stock Market Index	Vanguard VIF — Total Stock Market Index Portfolio

Voya VP Natural Resource Trust
Voya Global High Dividend Low Volatility Portfolio - Class S	Voya Global High Dividend Low Volatility Portfolio - Class S

Voya Investors Trust
VY JPMorgan Emerging Markets Equity Portfolio Initial	VY JPMorgan Emerging Markets Equity Portfolio Class I

Wanger Advisors Trust
Wanger Acorn	Wanger Acorn

1 LVIP American Century Balanced Fund Standard Class II was formally known as American Century Balanced prior to April 26, 2024.
2 LVIP American Century Inflation Protection Fund Service was formally known as American Century Inflation Protection II prior to April 26, 2024.
3 LVIP American Century International Fund Standard Class II was formally known as American Century International prior to April 26, 2024.
4 LVIP American Century Large Company Value Fund Service was formally known as American Century Large Company Value II prior to April 26, 2024.
5 LVIP American Century Ultra Fund Standard Class II was formally known as American Century Ultra I prior to April 26, 2024.
6 LVIP American Century Ultra Fund Service Class was formally known as American Century Ultra II prior to April 26, 2024.
7 LVIP American Century Value Fund Standard Class II was formally known as American Century Value prior to April 26, 2024.
8 CVT EAFE International Index Class F was formally known as Calvert EAFE International Index F Class prior to May 1, 2024.
9 CVT EAFE Investment Grade Bond Index Class I was formally known as Calvert Investment Grade Bond Index prior to May 1, 2024.
10 CVT Nasdaq-100 Index Class I was formally known as Calvert Nasdaq 100 Index prior to May 1, 2024.
11 CVT Russell 2000 Small Cap Index Class F was formally known as Calvert Russell 2000 Small Cap Index F Class prior to May 1, 2024.
12 CVT S&P MidCap 400 Index Class F was formally known as Calvert S&P MidCap 400 Index F Class prior to May 1, 2024.
13 Effective May 1, 2024 the Sub-account was no longer available in the Spinnaker Choice product.
14 Effective June 17, 2024 DWS Capital Growth VIP B was liquidated and no longer available for sale.
15 Effective June 17, 2024 DWS Global Small Cap VIP B was liquidated and no longer available for sale.
16 Effective June 17, 2024 DWS International Growth VIP B Share was liquidated and no longer available for sale.
17 There was no activity in the current year and the prior year and no net asset balance to report on the Statements of Assets and Liabilities as of December 31, 2024.
18 There was activity in the prior year and no activity in the current year and no net asset balance to report on the Statements of Assets and Liabilities as of
December 31, 2024.

30

Symetra Separate Account C
Notes to Financial Statements
2.SIGNIFICANT ACCOUNTING POLICIES
BASIS OF PRESENTATION AND USE OF ESTIMATES — The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP), including the rules and regulations of the Securities and Exchange Commission (SEC).
INVESTMENT VALUATION — Investments in portfolio shares are valued at fair value based on the net asset value (NAV) as reported by the underlying Mutual Fund on the last trading day of the year.
The Separate Account determines the fair value of its financial instruments based on the fair value hierarchy, which requires an entity to maximize its use of observable inputs and minimize the use of unobservable inputs when measuring fair value. This fair value hierarchy prioritizes fair value measurements into the three levels based on the nature of the inputs. Quoted prices in active markets for identical assets or liabilities have the highest priority ("Level 1"), followed by significant observable inputs other than quoted market prices, including prices for similar but not identical assets or liabilities ("Level 2") and significant unobservable inputs, including the reporting entity's estimates of the assumptions that market participants would use, having the lowest priority ("Level 3").
The availability of observable market information is the principal factor in determining the level to which the Separate Account's investments are assigned in the fair value hierarchy. As such, all Separate Account investments have been classified as Level 1 in the fair value hierarchy.
INVESTMENT TRANSACTIONS — Investment transactions are recorded on the trade date. Realized gains and losses on investment transactions are determined using the first-in-first-out (FIFO) method.
INCOME RECOGNITION — Dividend income and realized capital gain distributions are recorded on the ex-dividend date.
DISTRIBUTIONS — The net investment income and realized capital gains of the Separate Account are not distributed, but are retained and reinvested for the benefit of unit owners.
FEDERAL INCOME TAX — Operations of the Separate Account are included in the federal income tax return of Symetra Life, which is taxed as a "Life Insurance Company" under the provisions of the Internal Revenue Code. Under current federal income tax law, no income taxes are payable with respect to the operations of the Separate Account to the extent the earnings are reinvested.
SEGMENT INFORMATION — In this reporting period, the Separate Account adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the financial position or the results of operations for the sub-accounts of the Separate Account. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available.
The Separate Account has identified the senior vice president of retirement products as the CODM. The Separate Account is comprised of multiple sub-accounts, each which constitute a single operating segment.

The financial information, in the form of the sub-accounts’ holdings, including investment returns, asset allocations, fees, purchases, redemptions, as well as investment objectives, investment advisor and fund manager designations of each sub-account, are used by the CODM to assess the sub-accounts’ availability and performance by comparing the underlying mutual funds’ performance to their respective benchmark and to make resource allocation decisions for each sub-account’s single segment, which is consistent with that presented within the sub-accounts’ financial statements. Sub-accounts’ holdings are reflected on the accompanying Statements of Assets and Liabilities as "net assets" and significant fund expenses are listed on the accompanying Statements of Operations and Changes in Net Assets.

3.     EXPENSES AND RELATED PARTY TRANSACTIONS

Symetra Life assumes mortality and expense ("M&E") risks and incurs asset-related administrative expenses related to the operations of the Separate Account. Optional benefit charges may be elected for a guaranteed minimum death benefit ("GMDB") and an earnings enhancement benefit ("EEB") for certain products. Symetra Life deducts a daily charge from the assets of the Separate Account to cover these expenses. These charges are included in net investment income (loss) in the accompanying Statements of Operations and Changes in Net Assets. Symetra Life also deducts annual contract maintenance charges which are reflected as a contract maintenance charge in the accompanying Statements of Operations and Changes in Net Assets. The table below describes the maximum charges for the fees and expenses charged by product.

31

Symetra Separate Account C
Notes to Financial Statements

3.    EXPENSES AND RELATED PARTY TRANSACTIONS (continued)

Annual Periodic Charges	Mortality and expense risk[1]	Asset-related administrative[1]	Optional (GMDB)[1]	Optional (EEB)[1]	Contract Maintenance
Spinnaker & Mainsail	1.25%	0.15%	0.20%	0.15%	$30
Spinnaker Advisor	1.25%	0.20%	Not Available	Not Available	$30
Spinnaker Choice	1.40%	0.15%	0.20%	0.15%	No Charge
Focus	0.95%	0.40%	0.10%	Not Available	$40
Retirement Passport	1.25%	No Charge	Not Available	Not Available	$30
Retirement Passport — Calvert sub accounts	1.25%	0.10%	Not Available	Not Available	$30
Retirement Passport — Vanguard sub accounts	1.25%	0.25%	Not Available	Not Available	$30
1 As a percentage of average daily net assets of each sub-account deducted daily.
A withdrawal charge of $25 or 2.00 percent of the withdrawal amount, whichever is less, may be imposed on the owner of the policy for the second and each subsequent withdrawal in any one year. A transfer charge of $10 or 2.00 percent of the amount transferred, whichever is less, may be imposed on transfers that exceed the number of free transfers allowed each year. These charges are reflected as contract maintenance charges in the accompanying Statements of Operations and Changes in Net Assets. A surrender charge may be applicable in the first eight years on withdrawals that exceed the free withdrawal amount. The surrender charge is reflected as transfers out in the accompanying Statements of Operations and Changes in Net Assets. These charges do not apply to all products and may vary by contract year and other factors as described in the product prospectuses.
The Retirement Passport product may allow the owner of the policy to take a loan against their account value. A loan application charge of $50 or 2.50 percent of the loan amount, whichever is less, will be deducted from the sub-account with the highest balance at the time the loan is approved. An annual loan maintenance charge of $35 or 2.50 percent of the loan amount, whichever is less, will be deducted from the sub-account with the highest balance. These charges are reflected as transfers out in the accompanying Statements of Operations and Changes in Net Assets.

4.INVESTMENT TRANSACTIONS
The following table summarizes investment purchases and proceeds from sales activity by sub-account for the year ended December 31, 2024.

Sub-Account	Purchases	Proceeds From Sales
BNY Mellon Appreciation	$291,533	$406,231
BNY Mellon MidCap Stock	156,529	710,258
BNY Mellon Stock Index	747,629	1,092,066
BNY Mellon Sustainable U.S. Equity[1]	62,942	363,315
BNY Mellon Technology Growth	8,180	494,428
Calvert SRI Balanced	16,900	57,492
CVT EAFE International Index Class F1	26,627	26,151
CVT Investment Grade Bond Index Class I1	101,126	262,936
CVT Nasdaq-100 Index Class I1	410,628	505,064
CVT Russell 2000 Small Cap Index Class F1	57,503	74,262
CVT S&P MidCap 400 Index Class F1	52,518	78,168
DWS Capital Growth VIP B1	139,572	1,227,273
DWS CROCI International VIP - Class A	46,852	249,981
DWS Global Income Builder VIP A	204,468	618,992
DWS Global Small Cap VIP B1	2,721	88,329
DWS International Growth VIP B Share[1]	649	22,008
DWS Small Cap Index A Share	5,984	2,688
Federated Hermes High Income Bond	46,969	96,481
Federated Hermes Managed Volatility II	10,003	78,052
32

Symetra Separate Account C
Notes to Financial Statements

4.	INVESTMENT TRANSACTIONS (continued)

Sub-Account	Purchases	Proceeds From Sales
Fidelity Asset Manager	$2,884	$25,096
Fidelity Contrafund	3,889,801	4,888,099
Fidelity Equity-Income	371,987	512,376
Fidelity Freedom Funds 2010 II	16,270	12,529
Fidelity Freedom Funds 2015 II	5,773	5,399
Fidelity Freedom Funds 2020 II	76,311	30,878
Fidelity Freedom Funds 2025 II	65,223	15,556
Fidelity Freedom Funds 2030 II	54,948	122,251
Fidelity Freedom Funds 2050 II	924	393
Fidelity Freedom Income Fund II	3,372	13,059
Fidelity Government Money Market Portfolio - Initial Class	4,635	12,165
Fidelity Government Money Market Portfolio - Service Class II	1,567,117	1,339,030
Fidelity Growth	3,602,345	1,845,671
Fidelity Growth & Income	460,455	614,561
Fidelity Growth Opportunities	4,245	1,038,497
Fidelity Index 500	18,350	43,326
Fidelity Mid Cap II	479,439	748,904
Fidelity Overseas II	44,528	43,839
Franklin Allocation VIP Fund - Class 2	11,562	34,286
Franklin DynaTech VIP Fund - Class 2	25,125	366,560
Franklin Income VIP Fund - Class 2	204,934	236,487
Franklin Mutual Shares VIP Fund - Class 2	130,471	421,631
Franklin Small Cap Value VIP Fund - Class 2	143,224	911,451
Franklin Small-Mid Cap Growth VIP Fund - Class 2	11,173	563,781
Franklin U.S. Government Securities VIP Fund - Class 2	173,055	511,914
Invesco American Franchise Fund I	3,523	878,936
Invesco American Franchise Fund II1	10,008	188,484
Invesco Discovery Mid Cap Growth Fund I	—	9,262
Invesco Discovery Mid Cap Growth Fund II	32,534	23,262
Invesco EQV International Equity I	18,200	43,597
Invesco EQV International Equity II	92,458	790,139
Invesco Global Real Estate	56,345	286,972
Invesco Health Care	3,764	19,427
Invesco Small Cap Equity II	14,630	63,445
LVIP American Century Balanced Fund Standard Class II1	156,371	846,565
LVIP American Century Inflation Protection Fund Service[1]	119,353	301,857
LVIP American Century International Fund Standard Class II1	88,609	490,702
LVIP American Century Large Company Value Fund Service[1]	26,704	25,338
LVIP American Century Ultra Fund Service Class[1]	49,869	131,738
LVIP American Century Ultra Fund Standard Class II1	38,167	85,568
LVIP American Century Value Fund Standard Class II1	207,594	446,928
LVIP JPMorgan Mid Cap Value Fund - Standard Class	723,854	633,237
LVIP JPMorgan U.S. Equity Fund - Standard Class	131,623	216,457
Morningstar Aggressive Growth ETF Asset Allocation Class I	4,845	2,198
Morningstar Aggressive Growth ETF Asset Allocation Class II	46,816	205,421
Morningstar Balanced ETF Asset Allocation Class I	11,332	378,662
Morningstar Balanced ETF Asset Allocation Class II	107,887	283,577
33

Symetra Separate Account C
Notes to Financial Statements

4.	INVESTMENT TRANSACTIONS (continued)

Sub-Account	Purchases	Proceeds From Sales
Morningstar Conservative ETF Asset Allocation Class I	$18,129	$124,722
Morningstar Conservative ETF Asset Allocation Class II	47,179	16,325
Morningstar Growth ETF Asset Allocation Class I	3,978	1,446
Morningstar Growth ETF Asset Allocation Class II	82,933	43,513
Morningstar Income & Growth ETF Asset Allocation Class I	2,018	12,569
Morningstar Income & Growth ETF Asset Allocation Class II	57,324	13,245
Neuberger Berman AMT Mid Cap Growth Class S	27,779	55,627
Neuberger Berman AMT Mid Cap Intrinsic Value Class S	4,195	517
Neuberger Berman AMT Sustainable Equity Class S	11,265	17,448
PIMCO All Asset Portfolio Advisor[1]	15,426	39,726
PIMCO CommodityRealReturn Strat. Administrative Class	52,799	116,328
PIMCO Total Return Portfolio Advisor	55,954	380,744
Pioneer Bond VCT Class I	72,264	137,556
Pioneer Equity Income VCT Class II	689,476	980,035
Pioneer Fund VCT Class I	2,497,581	5,027,524
Pioneer High Yield VCT Class II	73,477	99,416
Pioneer Mid Cap Value VCT Class I	390,063	829,887
Pioneer Select Mid Cap Growth VCT Class I	8,474	5,273,388
Pioneer Strategic Income VCT Class II	198,126	490,410
Templeton Developing Markets VIP Fund - Class 2	59,884	211,947
Templeton Global Bond VIP Fund - Class 2	51,044	330,908
Templeton Growth VIP Fund - Class 2	60,052	353,851
Vanguard Balanced	38,117	43,690
Vanguard High Yield Bond	233,550	15,229
Vanguard International	105,897	78,501
Vanguard Mid-Cap Index	21,999	39,983
Vanguard Real Estate Index	17,425	16,932
Vanguard Total Bond Market Index	247,679	33,975
Vanguard Total Stock Market Index	738,648	663,330
Voya Global High Dividend Low Volatility Portfolio - Class S	23,548	46,246
VY JPMorgan Emerging Markets Equity Portfolio Initial	8,687	120,591
Wanger Acorn	—	15,931
    1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

5.    CHANGES IN ACCUMULATION UNITS OUTSTANDING
The changes in Units outstanding for the years or periods ended December 31, 2024, and 2023 were as follows:

	2024			2023
Sub-Account	Units Issued	Units Redeemed	Increase (Decrease) in Units[2]	Units Issued	Units Redeemed	Increase (Decrease) in Units[2]
BNY Mellon Appreciation	1,040	(9,343)	(8,303)	1,000	(11,031)	(10,031)
BNY Mellon MidCap Stock	1,695	(16,669)	(14,974)	1,445	(15,998)	(14,553)
BNY Mellon Stock Index	2,238	(17,297)	(15,059)	2,409	(19,907)	(17,498)
BNY Mellon Sustainable U.S. Equity[1]	2,321	(13,377)	(11,056)	1,643	(12,735)	(11,092)
34

Symetra Separate Account C
Notes to Financial Statements

5.	CHANGES IN ACCUMULATION UNITS OUTSTANDING (Continued)

	2024			2023
Sub-Account	Units Issued	Units Redeemed	Increase (Decrease) in Units[2]	Units Issued	Units Redeemed	Increase (Decrease) in Units[2]
BNY Mellon Technology Growth	818	(20,063)	(19,245)	1,397	(10,958)	(9,561)
Calvert SRI Balanced	233	(2,065)	(1,832)	1,386	(1,912)	(526)
Columbia VP Select Mid Cap Value Fund - Class 1[1]	—	—	—	—	(205)	(205)
CVT EAFE International Index Class F1	1,493	(1,805)	(312)	14,020	(1,924)	12,096
CVT Investment Grade Bond Index Class I1	4,816	(20,584)	(15,768)	53,493	(31,318)	22,175
CVT Nasdaq-100 Index Class I1	2,793	(5,700)	(2,907)	1,347	(15,379)	(14,032)
CVT Russell 2000 Small Cap Index Class F1	1,369	(2,570)	(1,201)	992	(565)	427
CVT S&P MidCap 400 Index Class F1	511	(2,110)	(1,599)	967	(3,922)	(2,955)
DWS Capital Growth VIP B1	1,204	(25,584)	(24,380)	702	(7,969)	(7,267)
DWS CROCI International VIP - Class A	498	(11,348)	(10,850)	159	(5,457)	(5,298)
DWS Global Income Builder VIP A	847	(13,245)	(12,398)	5,574	(14,030)	(8,456)
DWS Global Small Cap VIP B1	27	(5,514)	(5,487)	381	(508)	(127)
DWS International Growth VIP B Share[1]	37	(1,590)	(1,553)	83	(1)	82
DWS Small Cap Index A Share	—	(25)	(25)	665	(1,476)	(811)
Federated Hermes High Income Bond	246	(2,714)	(2,468)	215	(10,262)	(10,047)
Federated Hermes Managed Volatility II	54	(2,267)	(2,213)	102	(661)	(559)
Fidelity Asset Manager	13	(901)	(888)	14	(13)	1
Fidelity Contrafund	7,479	(56,632)	(49,153)	6,531	(37,900)	(31,369)
Fidelity Contrafund II1	—	—	—	—	(213)	(213)
Fidelity Equity-Income	2,693	(10,801)	(8,108)	2,967	(14,330)	(11,363)
Fidelity Freedom Funds 2010 II	—	(351)	(351)	6	(9,526)	(9,520)
Fidelity Freedom Funds 2015 II	—	(231)	(231)	—	(2,097)	(2,097)
Fidelity Freedom Funds 2020 II	3,033	(1,480)	1,553	1,487	(16,889)	(15,402)
Fidelity Freedom Funds 2025 II	2,182	(290)	1,892	460	(4,032)	(3,572)
Fidelity Freedom Funds 2030 II	1,401	(4,929)	(3,528)	4,344	(6,184)	(1,840)
Fidelity Freedom Income Fund II	1	(863)	(862)	1	(508)	(507)
Fidelity Government Money Market Portfolio - Initial Class	27	(1,101)	(1,074)	12,817	(6,374)	6,443
Fidelity Government Money Market Portfolio - Service Class II	137,850	(134,903)	2,947	189,409	(102,207)	87,202
Fidelity Growth	2,350	(38,639)	(36,289)	3,101	(45,812)	(42,711)
Fidelity Growth & Income	2,094	(14,426)	(12,332)	2,226	(10,144)	(7,918)
Fidelity Growth Opportunities	217	(15,104)	(14,887)	380	(4,445)	(4,065)
Fidelity Index 500	1	(635)	(634)	—	(2,392)	(2,392)
Fidelity Mid Cap II	468	(16,557)	(16,089)	1,142	(7,163)	(6,021)
Fidelity Overseas II	2,386	(2,784)	(398)	583	(203)	380
Franklin Allocation VIP Fund - Class 2	392	(1,739)	(1,347)	453	(5,163)	(4,710)
Franklin DynaTech VIP Fund - Class 2	565	(7,990)	(7,425)	124	(218)	(94)
Franklin Income VIP Fund - Class 2	2,828	(9,030)	(6,202)	3,335	(14,344)	(11,009)
Franklin Mutual Shares VIP Fund - Class 2	1,136	(14,280)	(13,144)	1,516	(14,855)	(13,339)
Franklin Small Cap Value VIP Fund - Class 2	1,837	(25,122)	(23,285)	3,304	(15,988)	(12,684)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	1,191	(19,649)	(18,458)	2,373	(14,493)	(12,120)
Franklin U.S. Government Securities VIP Fund - Class 2	7,960	(34,622)	(26,662)	9,433	(30,489)	(21,056)
Invesco American Franchise Fund I	782	(22,678)	(21,896)	1,468	(9,316)	(7,848)
35

Symetra Separate Account C
Notes to Financial Statements

5.	CHANGES IN ACCUMULATION UNITS OUTSTANDING (Continued)

	2024			2023
Sub-Account	Units Issued	Units Redeemed	Increase (Decrease) in Units[2]	Units Issued	Units Redeemed	Increase (Decrease) in Units[2]
Invesco American Franchise Fund II1	341	(4,386)	(4,045)	1,079	(6,159)	(5,080)
Invesco Discovery Mid Cap Growth Fund I	—	(143)	(143)	—	(164)	(164)
Invesco Discovery Mid Cap Growth Fund II	1,247	(723)	524	1,148	(863)	285
Invesco EQV International Equity I	274	(1,016)	(742)	262	(3,180)	(2,918)
Invesco EQV International Equity II	4,375	(42,696)	(38,321)	8,963	(39,181)	(30,218)
Invesco Global Real Estate	918	(8,201)	(7,283)	1,170	(4,357)	(3,187)
Invesco Health Care	87	(366)	(279)	59	(179)	(120)
Invesco Small Cap Equity II	129	(2,134)	(2,005)	394	(910)	(516)
LVIP American Century Balanced Fund Standard Class II1	2,294	(26,017)	(23,723)	4,105	(39,774)	(35,669)
LVIP American Century Inflation Protection Fund Service[1]	7,016	(23,416)	(16,400)	7,388	(31,596)	(24,208)
LVIP American Century International Fund Standard Class II1	3,001	(25,945)	(22,944)	4,483	(23,255)	(18,772)
LVIP American Century Large Company Value Fund Service[1]	407	(814)	(407)	549	(2,086)	(1,537)
LVIP American Century Ultra Fund Service Class[1]	258	(2,086)	(1,828)	981	(3,250)	(2,269)
LVIP American Century Ultra Fund Standard Class II1	33	(1,098)	(1,065)	54	(1,019)	(965)
LVIP American Century Value Fund Standard Class II1	859	(10,594)	(9,735)	1,392	(6,409)	(5,017)
LVIP JPMorgan Mid Cap Value Fund - Standard Class	991	(10,305)	(9,314)	1,457	(8,142)	(6,685)
LVIP JPMorgan U.S. Equity Fund - Standard Class	124	(4,407)	(4,283)	169	(2,425)	(2,256)
Morningstar Aggressive Growth ETF Asset Allocation Class I	—	(2)	(2)	—	(293)	(293)
Morningstar Aggressive Growth ETF Asset Allocation Class II	1,024	(9,152)	(8,128)	1,082	(12,212)	(11,130)
Morningstar Balanced ETF Asset Allocation Class I	58	(21,674)	(21,616)	26	(32)	(6)
Morningstar Balanced ETF Asset Allocation Class II	3,089	(15,350)	(12,261)	2,262	(27,453)	(25,191)
Morningstar Conservative ETF Asset Allocation Class I	13	(8,512)	(8,499)	2,451	(2,728)	(277)
Morningstar Conservative ETF Asset Allocation Class II	3,530	(1,234)	2,296	1,114	(4,318)	(3,204)
Morningstar Growth ETF Asset Allocation Class I	—	—	—	—	(87)	(87)
Morningstar Growth ETF Asset Allocation Class II	852	(1,101)	(249)	1,417	(19,396)	(17,979)
Morningstar Income & Growth ETF Asset Allocation Class I	—	(754)	(754)	—	(979)	(979)
Morningstar Income & Growth ETF Asset Allocation Class II	2,817	(511)	2,306	879	(816)	63
Neuberger Berman AMT Mid Cap Growth Class S	171	(1,590)	(1,419)	674	(645)	29
Neuberger Berman AMT Mid Cap Intrinsic Value Class S	164	(16)	148	156	(490)	(334)
Neuberger Berman AMT Sustainable Equity Class S	134	(466)	(332)	107	(9)	98
PIMCO All Asset Portfolio Advisor[1]	157	(2,025)	(1,868)	433	(1,159)	(726)
PIMCO CommodityRealReturn Strat. Administrative Class	7,232	(15,934)	(8,702)	12,016	(20,324)	(8,308)
PIMCO Total Return Portfolio Advisor	4,041	(31,919)	(27,878)	12,625	(86,789)	(74,164)
Pioneer Bond VCT Class I	434	(3,193)	(2,759)	639	(3,426)	(2,787)
Pioneer Equity Income VCT Class II	3,486	(29,206)	(25,720)	2,702	(22,411)	(19,709)
36

Symetra Separate Account C
Notes to Financial Statements

5.	CHANGES IN ACCUMULATION UNITS OUTSTANDING (Continued)

	2024			2023
Sub-Account	Units Issued	Units Redeemed	Increase (Decrease) in Units[2]	Units Issued	Units Redeemed	Increase (Decrease) in Units[2]
Pioneer Fund VCT Class I	642	(18,910)	(18,268)	901	(17,600)	(16,699)
Pioneer High Yield VCT Class II	2,720	(5,216)	(2,496)	1,301	(24,403)	(23,102)
Pioneer Mid Cap Value VCT Class I	704	(12,228)	(11,524)	1,023	(11,951)	(10,928)
Pioneer Select Mid Cap Growth VCT Class I	850	(30,311)	(29,461)	1,094	(17,177)	(16,083)
Pioneer Strategic Income VCT Class II	8,981	(29,577)	(20,596)	6,021	(42,977)	(36,956)
Templeton Developing Markets VIP Fund - Class 2	834	(8,003)	(7,169)	1,091	(4,714)	(3,623)
Templeton Global Bond VIP Fund - Class 2	5,186	(23,458)	(18,272)	4,637	(17,561)	(12,924)
Templeton Growth VIP Fund - Class 2	2,385	(16,001)	(13,616)	2,498	(15,021)	(12,523)
Vanguard Balanced	628	(1,368)	(740)	—	(407)	(407)
Vanguard High Yield Bond	10,475	(385)	10,090	18,290	(5,278)	13,012
Vanguard International	3,223	(3,218)	5	3,940	(9,458)	(5,518)
Vanguard Mid-Cap Index	55	(945)	(890)	1,212	(3,355)	(2,143)
Vanguard Real Estate Index	247	(788)	(541)	957	(1,069)	(112)
Vanguard Total Bond Market Index	19,257	(1,497)	17,760	61,011	(18,502)	42,509
Vanguard Total Stock Market Index	12,988	(15,198)	(2,210)	8,434	(19,678)	(11,244)
Voya Global High Dividend Low Volatility Portfolio - Class S	14	(870)	(856)	384	(1,658)	(1,274)
VY JPMorgan Emerging Markets Equity Portfolio Initial	171	(3,595)	(3,424)	234	(1,023)	(789)
Wanger Acorn	—	(123)	(123)	165	(347)	(182)

    1  Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

2 Funds with no changes in units in either period were not included in the table above.

37

Symetra Separate Account C
Notes to Financial Statements

6.ACCUMULATION UNIT VALUES

The following table summarizes the Unit values and Units outstanding for sub-accounts of the Symetra Separate Account C, net investment income ratios and the expense ratios, excluding expenses of the underlying Mutual Funds, and total returns for each of the five years in the period ended December 31, 2024.

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
BNY Mellon Appreciation
	2024	$41.221	to	$39.551	82,699	$3,399,128	0.42%	1.40%	to	1.60%	11.23%	to	11.00%
	2023	37.059	to	35.630	91,002	3,363,378	0.71	1.40	to	1.60	19.29	to	19.06
	2022	31.066	to	29.927	101,033	3,130,818	0.67	1.40	to	1.60	(19.20)	to	(19.36)
	2021	38.449	to	37.114	107,232	4,112,313	0.43	1.40	to	1.60	25.36	to	25.11
	2020	30.670	to	29.664	123,064	3,764,084	0.79	1.40	to	1.60	21.97	to	21.73
BNY Mellon MidCap Stock
	2024	42.279	to	40.566	130,095	5,421,189	0.84	1.40	to	1.60	11.04	to	10.82
	2023	38.075	to	36.606	145,069	5,447,782	0.81	1.40	to	1.60	16.67	to	16.44
	2022	32.634	to	31.438	159,622	5,134,671	0.74	1.40	to	1.60	(15.27)	to	(15.44)
	2021	38.515	to	37.178	176,077	6,675,148	0.64	1.40	to	1.60	24.13	to	23.89
	2020	31.027	to	30.010	205,588	6,268,108	0.85	1.40	to	1.60	6.60	to	6.39
BNY Mellon Stock Index
	2024	64.823	to	62.198	154,729	10,004,435	0.91	1.40	to	1.60	22.61	to	22.36
	2023	52.870	to	50.830	169,787	8,954,779	1.16	1.40	to	1.60	23.86	to	23.61
	2022	42.685	to	41.120	187,285	7,972,033	1.08	1.40	to	1.60	(19.65)	to	(19.82)
	2021	53.127	to	51.282	204,326	10,824,327	0.82	1.40	to	1.60	26.34	to	26.08
	2020	42.052	to	40.673	226,188	9,484,699	1.31	1.40	to	1.60	16.08	to	15.84
BNY Mellon Sustainable U.S. Equity[1]
	2024	29.175	to	27.225	85,615	2,493,209	0.56	1.40	to	1.45	23.14	to	23.08
	2023	23.692	to	22.119	96,671	2,286,423	0.75	1.40	to	1.45	22.10	to	22.04
	2022	19.403	to	18.124	107,763	2,088,333	0.53	1.40	to	1.45	(23.94)	to	(23.98)
	2021	25.511	to	23.841	117,072	2,985,431	0.76	1.40	to	1.45	25.23	to	25.17
	2020	20.371	to	19.047	129,185	2,630,663	1.18	1.40	to	1.45	22.41	to	22.35
BNY Mellon Technology Growth
	2024	26.382	to	23.726	119,801	3,138,349	—	1.40	to	1.45	23.99	to	23.92
	2023	21.278	to	19.146	139,046	2,931,320	—	1.40	to	1.45	57.21	to	57.14
	2022	13.535	to	12.184	148,607	1,993,752	—	1.40	to	1.45	(47.13)	to	(47.16)
	2021	25.601	to	23.059	164,454	4,155,363	—	1.40	to	1.45	11.36	to	11.30
	2020	22.990	to	20.717	206,399	4,632,904	0.26	1.40	to	1.45	67.57	to	67.48
Calvert SRI Balanced
	2024	27.880	to	27.649	12,812	357,161	1.64	1.40	to	1.45	17.94	to	17.88
	2023	23.639	to	23.455	14,643	346,128	1.61	1.40	to	1.45	15.20	to	15.14
	2022	20.520	to	20.370	15,169	311,252	1.23	1.40	to	1.45	(16.59)	to	(16.63)
	2021	24.601	to	24.433	14,745	362,705	1.10	1.40	to	1.45	13.52	to	13.46
	2020	21.671	to	21.535	23,654	512,584	1.54	1.40	to	1.45	13.66	to	13.61

38

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Columbia VP Select Mid Cap Value Fund - Class 1[1]
	2024	$40.133	to	$40.133	—	$—	—%	1.25%	to	1.25%	11.13%	to	11.13%
	2023	36.112	to	36.112	—	—	—	1.25	to	1.25	8.93	to	8.93
	2022	33.151	to	33.151	205	6,786	—	1.25	to	1.25	(10.56)	to	(10.56)
	2021	37.064	to	37.064	205	7,586	—	1.25	to	1.25	30.69	to	30.69
	2020	28.361	to	28.361	205	5,805	—	1.25	to	1.25	6.15	to	6.15
CVT EAFE International Index Class F1
	2024	11.517	to	11.421	29,495	337,449	2.69	1.40	to	1.45	1.51	to	1.46
	2023	11.346	to	11.257	29,807	336,039	3.43	1.40	to	1.45	15.91	to	15.84
	2022	9.789	to	9.718	17,711	172,621	3.27	1.40	to	1.45	(15.93)	to	(15.97)
	2021	11.644	to	11.565	21,411	248,475	1.47	1.40	to	1.45	9.12	to	9.06
	2020	10.671	to	10.604	27,607	293,447	3.42	1.40	to	1.45	6.06	to	6.01
CVT Investment Grade Bond Index Class I1
	2024	12.012	to	11.912	165,304	1,981,122	2.77	1.40	to	1.45	(0.38)	to	(0.43)
	2023	12.058	to	11.964	181,072	2,178,904	2.77	1.40	to	1.45	4.01	to	3.96
	2022	11.593	to	11.508	158,897	1,841,828	2.58	1.40	to	1.45	(13.74)	to	(13.78)
	2021	13.440	to	13.348	178,819	2,402,666	2.24	1.40	to	1.45	(3.18)	to	(3.23)
	2020	13.882	to	13.794	203,232	2,820,837	2.96	1.40	to	1.45	5.85	to	5.79
CVT Nasdaq-100 Index Class I1
	2024	93.530	to	92.754	34,836	3,255,655	0.32	1.40	to	1.45	23.46	to	23.39
	2023	75.760	to	75.169	37,743	2,856,481	0.32	1.40	to	1.45	52.26	to	52.19
	2022	49.756	to	49.393	51,774	2,574,332	0.18	1.40	to	1.45	(33.58)	to	(33.61)
	2021	74.911	to	74.401	55,138	4,127,912	0.27	1.40	to	1.45	25.11	to	25.05
	2020	59.876	to	59.498	64,930	3,885,296	0.42	1.40	to	1.45	46.17	to	46.10
CVT Russell 2000 Small Cap Index Class F1
	2024	27.795	to	27.564	27,822	770,891	1.25	1.40	to	1.45	9.45	to	9.40
	2023	25.395	to	25.196	29,023	735,046	0.90	1.40	to	1.45	14.75	to	14.68
	2022	22.131	to	21.970	28,596	631,352	0.76	1.40	to	1.45	(21.77)	to	(21.81)
	2021	28.289	to	28.097	34,335	969,336	0.77	1.40	to	1.45	12.71	to	12.66
	2020	25.098	to	24.940	34,645	868,196	1.07	1.40	to	1.45	17.74	to	17.69
CVT S&P MidCap 400 Index Class F1
	2024	34.359	to	34.074	20,335	695,929	1.17	1.40	to	1.45	11.71	to	11.66
	2023	30.757	to	30.517	21,934	672,400	1.16	1.40	to	1.45	14.28	to	14.23
	2022	26.913	to	26.716	24,889	668,111	0.90	1.40	to	1.45	(14.71)	to	(14.75)
	2021	31.554	to	31.339	27,791	875,155	0.84	1.40	to	1.45	22.45	to	22.38
	2020	25.769	to	25.607	29,590	761,199	1.24	1.40	to	1.45	11.52	to	11.47
DWS Capital Growth VIP B1
	2024	48.433	to	48.044	—	—	—	1.40	to	1.45	16.75	to	16.72
	2023	41.484	to	41.161	24,380	1,010,894	—	1.40	to	1.45	36.26	to	36.19
	2022	30.445	to	30.223	31,646	963,132	—	1.40	to	1.45	(31.87)	to	(31.90)
	2021	44.684	to	44.380	38,646	1,726,405	—	1.40	to	1.45	20.75	to	20.69
	2020	37.004	to	36.771	41,732	1,543,899	0.27	1.40	to	1.45	36.77	to	36.71
39

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
DWS CROCI International VIP - Class A
	2024	$20.846	to	$9.716	49,148	$1,009,119	3.41%	1.40%	to	1.45%	1.02%	to	0.97%
	2023	20.636	to	9.623	59,998	1,221,608	3.30	1.40	to	1.45	17.30	to	17.24
	2022	17.593	to	8.208	65,295	1,134,673	3.22	1.40	to	1.45	(14.39)	to	(14.44)
	2021	20.550	to	9.593	71,979	1,450,055	2.51	1.40	to	1.45	7.72	to	7.67
	2020	19.078	to	8.910	84,248	1,580,215	3.51	1.40	to	1.45	1.19	to	1.14
DWS Global Income Builder VIP A
	2024	45.508	to	18.812	122,280	5,129,192	3.53	1.40	to	1.45	7.58	to	7.52
	2023	42.302	to	17.496	134,677	5,270,483	3.17	1.40	to	1.45	13.30	to	13.24
	2022	37.336	to	15.450	143,133	4,952,286	2.99	1.40	to	1.45	(16.16)	to	(16.20)
	2021	44.534	to	18.437	166,022	6,768,984	2.33	1.40	to	1.45	9.41	to	9.35
	2020	40.703	to	16.860	177,146	6,598,060	3.20	1.40	to	1.45	6.77	to	6.72
DWS Global Small Cap VIP B1
	2024	15.746	to	15.620	—	—	0.74	1.40	to	1.45	(0.94)	to	(0.96)
	2023	15.895	to	15.771	5,487	87,211	0.58	1.40	to	1.45	22.48	to	22.42
	2022	12.978	to	12.883	5,614	72,861	0.26	1.40	to	1.45	(25.28)	to	(25.32)
	2021	17.368	to	17.250	6,131	106,493	0.07	1.40	to	1.45	13.06	to	13.00
	2020	15.362	to	15.265	6,755	103,766	0.59	1.40	to	1.45	15.31	to	15.26
DWS International Growth VIP B Share[1]
	2024	13.809	to	13.698	—	—	1.04	1.40	to	1.45	6.81	to	6.79
	2023	12.928	to	12.827	1,553	20,075	0.49	1.40	to	1.45	14.16	to	14.11
	2022	11.324	to	11.241	1,470	16,650	0.71	1.40	to	1.45	(29.70)	to	(29.73)
	2021	16.107	to	15.997	5,705	91,423	0.02	1.40	to	1.45	6.38	to	6.32
	2020	15.141	to	15.141	5,992	90,718	1.20	1.40	to	1.40	20.59	to	20.59
DWS Small Cap Index A Share
	2024	31.788	to	29.492	5,292	161,095	1.16	1.00	to	1.45	10.04	to	9.55
	2023	28.888	to	26.922	5,316	147,454	0.95	1.00	to	1.45	15.60	to	15.08
	2022	24.990	to	23.394	6,128	148,034	0.90	1.00	to	1.45	(21.42)	to	(21.78)
	2021	31.804	to	29.907	7,244	223,859	0.68	1.00	to	1.45	13.36	to	12.85
	2020	28.055	to	26.501	11,828	324,163	1.03	1.00	to	1.45	18.25	to	17.71
Federated Hermes High Income Bond
	2024	34.886	to	28.324	22,469	771,422	5.61	1.40	to	1.45	4.78	to	4.73
	2023	33.293	to	27.044	24,938	817,982	6.82	1.40	to	1.45	11.15	to	11.10
	2022	29.953	to	24.343	34,984	1,036,445	5.81	1.40	to	1.45	(13.00)	to	(13.05)
	2021	34.430	to	27.995	41,101	1,399,620	5.06	1.40	to	1.45	3.39	to	3.34
	2020	33.301	to	27.091	45,633	1,491,426	6.00	1.40	to	1.45	4.12	to	4.07
Federated Hermes Managed Volatility II
	2024	35.167	to	35.167	11,351	399,163	2.23	1.40	to	1.40	13.94	to	13.94
	2023	30.864	to	30.864	13,564	418,631	1.89	1.40	to	1.40	7.17	to	7.17
	2022	28.798	to	28.798	14,123	406,732	1.89	1.40	to	1.40	(14.95)	to	(14.95)
	2021	33.860	to	33.860	14,779	500,419	1.84	1.40	to	1.40	16.86	to	16.86
	2020	28.974	to	28.974	17,654	511,498	2.64	1.40	to	1.40	(0.47)	to	(0.47)
40

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Fidelity Asset Manager
	2024	$27.758	to	$27.758	2,902	$80,564	2.37%	1.40%	to	1.40%	6.98%	to	6.98%
	2023	25.947	to	25.947	3,790	98,341	2.39	1.40	to	1.40	11.38	to	11.38
	2022	23.296	to	23.296	3,789	88,276	2.10	1.40	to	1.40	(16.12)	to	(16.12)
	2021	27.772	to	27.772	3,787	105,170	1.57	1.40	to	1.40	8.39	to	8.39
	2020	25.622	to	25.622	4,563	116,909	1.41	1.40	to	1.40	13.27	to	13.37
Fidelity Contrafund
	2024	90.447	to	86.784	341,250	30,749,182	0.18	1.40	to	1.60	31.92	to	31.66
	2023	68.561	to	65.917	390,403	26,670,424	0.48	1.40	to	1.60	31.60	to	31.34
	2022	52.097	to	50.187	421,772	21,896,466	0.49	1.40	to	1.60	(27.34)	to	(27.48)
	2021	71.696	to	69.206	468,488	33,478,685	0.06	1.40	to	1.60	26.06	to	25.81
	2020	56.875	to	55.010	517,569	29,344,223	0.25	1.40	to	1.60	28.75	to	28.50
Fidelity Contrafund II1
	2024	56.971	to	56.971	—	—	—	1.25	to	1.25	31.78	to	31.78
	2023	43.231	to	43.231	—	—	—	1.25	to	1.25	31.47	to	31.47
	2022	32.883	to	32.883	213	7,016	0.27	1.25	to	1.25	(27.40)	to	(27.40)
	2021	45.294	to	45.294	213	9,661	0.03	1.25	to	1.25	25.93	to	25.93
	2020	35.968	to	35.968	213	7,689	0.08	1.25	to	1.25	28.62	to	28.62
Fidelity Equity-Income
	2024	46.367	to	44.489	82,016	3,799,268	1.71	1.40	to	1.60	13.74	to	13.51
	2023	40.767	to	39.194	90,124	3,670,753	1.84	1.40	to	1.60	9.11	to	8.90
	2022	37.362	to	35.992	101,487	3,786,035	1.84	1.40	to	1.60	(6.28)	to	(6.46)
	2021	39.864	to	38.479	108,006	4,297,368	1.87	1.40	to	1.60	23.16	to	22.91
	2020	32.368	to	31.306	119,227	3,852,454	1.74	1.40	to	1.60	5.21	to	5.00
Fidelity Freedom Funds 2010 II
	2024	17.033	to	17.033	27,530	468,916	3.38	1.40	to	1.40	3.68	to	3.68
	2023	16.428	to	16.428	27,881	458,026	3.37	1.40	to	1.40	7.57	to	7.57
	2022	15.272	to	15.272	37,400	571,172	1.94	1.40	to	1.40	(14.86)	to	(14.86)
	2021	17.937	to	17.937	37,776	677,603	0.82	1.40	to	1.40	4.13	to	4.13
	2020	17.226	to	17.226	19,535	336,512	2.28	1.40	to	1.40	10.68	to	10.68
Fidelity Freedom Funds 2015 II
	2024	18.238	to	18.238	5,294	96,558	3.04	1.40	to	1.40	4.73	to	4.73
	2023	17.415	to	17.415	5,525	96,220	3.12	1.40	to	1.40	9.11	to	9.11
	2022	15.961	to	15.961	7,623	121,667	1.79	1.40	to	1.40	(15.97)	to	(15.97)
	2021	18.995	to	18.995	17,410	330,706	0.84	1.40	to	1.40	5.90	to	5.90
	2020	17.937	to	17.937	8,412	150,888	1.05	1.40	to	1.40	11.99	to	11.99
Fidelity Freedom Funds 2020 II
	2024	19.191	to	19.031	19,993	383,433	2.77	1.40	to	1.45	5.90	to	5.85
	2023	18.121	to	17.979	18,440	334,128	3.21	1.40	to	1.45	10.67	to	10.61
	2022	16.374	to	16.255	33,842	552,382	1.82	1.40	to	1.45	(17.14)	to	(17.18)
	2021	19.760	to	19.626	46,782	922,601	0.85	1.40	to	1.45	7.74	to	7.69
	2020	18.340	to	18.224	34,846	637,624	0.99	1.40	to	1.45	13.13	to	13.07
41

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Fidelity Freedom Funds 2025 II
	2024	$20.948	to	$20.775	40,690	$850,287	2.35%	1.40%	to	1.45%	6.77%	to	6.72%
	2023	19.620	to	19.467	38,798	759,585	2.68	1.40	to	1.45	11.75	to	11.70
	2022	17.557	to	17.428	42,370	742,504	1.95	1.40	to	1.45	(17.79)	to	(17.84)
	2021	21.357	to	21.212	52,176	1,112,782	0.86	1.40	to	1.45	9.01	to	8.96
	2020	19.592	to	19.468	54,918	1,074,599	1.00	1.40	to	1.45	14.07	to	14.01
Fidelity Freedom Funds 2030 II
	2024	21.902	to	21.721	74,954	1,641,675	1.99	1.40	to	1.45	7.61	to	7.56
	2023	20.353	to	20.194	78,482	1,597,361	2.27	1.40	to	1.45	12.87	to	12.82
	2022	18.032	to	17.900	80,322	1,448,386	1.79	1.40	to	1.45	(18.24)	to	(18.28)
	2021	22.054	to	21.904	98,627	2,175,154	0.87	1.40	to	1.45	10.51	to	10.46
	2020	19.956	to	19.830	91,743	1,830,866	1.00	1.40	to	1.45	15.02	to	14.96
Fidelity Freedom Funds 2050 II
	2024	33.575	to	33.575	952	31,969	1.09	1.25	to	1.25	12.13	to	12.13
	2023	29.942	to	29.942	952	28,510	1.28	1.25	to	1.25	17.72	to	17.72
	2022	25.436	to	25.436	952	24,221	1.43	1.25	to	1.25	(19.48)	to	(19.48)
	2021	31.590	to	31.590	952	30,081	0.71	1.25	to	1.25	16.05	to	16.05
	2020	27.220	to	27.220	952	25,919	0.77	1.25	to	1.25	17.52	to	17.52
Fidelity Freedom Income Fund II
	2024	14.021	to	13.905	6,856	95,741	3.41	1.40	to	1.45	2.74	to	2.70
	2023	13.647	to	13.540	7,718	104,892	4.02	1.40	to	1.45	6.16	to	6.10
	2022	12.855	to	12.761	8,225	105,337	2.04	1.40	to	1.45	(13.48)	to	(13.52)
	2021	14.858	to	14.756	10,560	156,441	0.71	1.40	to	1.45	1.60	to	1.54
	2020	14.624	to	14.532	12,486	182,174	1.14	1.40	to	1.45	8.75	to	8.70
Fidelity Government Money Market Portfolio - Initial Class
	2024	10.392	to	9.772	7,920	79,329	4.99	1.10	to	1.45	3.94	to	3.58
	2023	9.998	to	9.434	8,994	86,858	4.88	1.10	to	1.45	3.76	to	3.39
	2022	9.636	to	9.125	2,551	23,794	1.59	1.10	to	1.45	0.32	to	(0.02)
	2021	9.605	to	9.127	2,204	20,531	—	1.10	to	1.45	(1.08)	to	(1.43)
	2020	9.710	to	9.259	2,354	22,160	0.33	1.10	to	1.45	(0.78)	to	(1.13)
Fidelity Government Money Market Portfolio - Service Class II
	2024	9.571	to	9.777	596,827	6,069,759	4.73	1.25	to	1.60	3.53	to	3.17
	2023	9.245	to	9.477	593,880	5,841,672	4.55	1.25	to	1.60	3.34	to	2.98
	2022	8.946	to	9.203	506,678	4,830,204	1.21	1.25	to	1.60	0.01	to	(0.34)
	2021	8.945	to	9.234	565,152	5,394,672	0.01	1.25	to	1.60	(1.24)	to	(1.58)
	2020	9.057	to	9.382	660,525	6,370,522	0.21	1.25	to	1.60	(1.01)	to	(1.36)
Fidelity Growth
	2024	47.698	to	71.287	354,882	16,867,459	—	1.40	to	1.75	28.57	to	28.12
	2023	37.100	to	55.642	391,170	14,465,115	0.12	1.40	to	1.75	34.35	to	33.88
	2022	27.614	to	41.561	433,881	11,946,532	0.62	1.40	to	1.75	(25.51)	to	(25.76)
	2021	37.069	to	55.985	531,343	19,636,445	—	1.40	to	1.75	21.50	to	21.08
	2020	30.509	to	46.239	583,153	17,725,931	0.07	1.40	to	1.75	41.90	to	41.40
42

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Fidelity Growth & Income
	2024	$42.695	to	$40.965	122,296	$5,187,634	1.43%	1.40%	to	1.60%	20.51%	to	20.26%
	2023	35.429	to	34.063	134,628	4,740,420	1.65	1.40	to	1.60	17.07	to	16.84
	2022	30.262	to	29.153	142,545	4,287,936	1.61	1.40	to	1.60	(6.27)	to	(6.46)
	2021	32.286	to	31.165	153,518	4,924,982	2.32	1.40	to	1.60	24.20	to	23.95
	2020	25.995	to	25.143	175,639	4,524,711	2.08	1.40	to	1.60	6.35	to	6.14
Fidelity Growth Opportunities
	2024	72.943	to	64.342	69,306	5,031,880	—	1.40	to	1.45	36.95	to	36.88
	2023	53.263	to	47.006	84,193	4,459,356	—	1.40	to	1.45	43.63	to	43.56
	2022	37.083	to	32.743	88,257	3,253,658	—	1.40	to	1.45	(39.01)	to	(39.04)
	2021	60.801	to	53.712	92,461	5,588,930	—	1.40	to	1.45	10.39	to	10.33
	2020	55.080	to	48.683	120,294	6,561,153	0.01	1.40	to	1.45	66.31	to	66.23
Fidelity Index 500
	2024	43.939	to	41.318	33,401	1,434,520	1.29	1.10	to	1.45	23.52	to	23.09
	2023	35.571	to	33.567	34,035	1,184,080	1.47	1.10	to	1.45	24.82	to	24.38
	2022	28.498	to	26.987	36,427	1,015,912	1.46	1.10	to	1.45	(19.11)	to	(19.39)
	2021	35.229	to	33.477	39,510	1,365,779	1.00	1.10	to	1.45	27.17	to	26.73
	2020	27.702	to	26.417	44,602	1,203,862	1.76	1.10	to	1.45	16.95	to	16.54
Fidelity Mid Cap II
	2024	45.490	to	43.734	76,097	3,456,486	0.33	1.40	to	1.60	15.54	to	15.30
	2023	39.372	to	37.929	92,186	3,624,262	0.38	1.40	to	1.60	13.21	to	12.98
	2022	34.778	to	33.570	98,207	3,410,499	0.25	1.40	to	1.60	(16.15)	to	(16.32)
	2021	41.475	to	40.115	114,468	4,740,785	0.36	1.40	to	1.60	23.57	to	23.32
	2020	33.565	to	32.529	122,477	4,105,808	0.40	1.40	to	1.60	16.23	to	16.00
Fidelity Overseas II
	2024	14.238	to	14.120	11,833	168,463	1.34	1.40	to	1.45	3.34	to	3.29
	2023	13.778	to	13.670	12,230	168,428	0.82	1.40	to	1.45	18.55	to	18.49
	2022	11.622	to	11.537	11,850	137,665	0.58	1.40	to	1.45	(25.72)	to	(25.76)
	2021	15.647	to	15.541	21,252	332,483	0.33	1.40	to	1.45	17.73	to	17.67
	2020	13.291	to	13.207	29,339	389,894	0.22	1.40	to	1.45	13.73	to	13.68
Franklin Allocation VIP Fund - Class 2
	2024	18.636	to	18.636	15,073	280,888	2.10	1.40	to	1.40	7.63	to	7.63
	2023	17.315	to	17.315	16,420	284,318	1.47	1.40	to	1.40	13.02	to	13.02
	2022	15.320	to	15.320	21,131	323,719	1.64	1.40	to	1.40	(17.17)	to	(17.17)
	2021	18.495	to	18.495	22,218	410,911	1.70	1.40	to	1.40	10.13	to	10.13
	2020	16.794	to	16.794	25,930	435,455	1.51	1.40	to	1.40	10.19	to	10.19
Franklin DynaTech VIP Fund - Class 2
	2024	51.826	to	50.318	7,704	399,195	—	1.40	to	1.55	28.62	to	28.43
	2023	40.293	to	39.180	15,129	609,550	—	1.40	to	1.55	41.78	to	41.57
	2022	28.419	to	27.675	15,223	432,590	—	1.40	to	1.55	(40.79)	to	(40.88)
	2021	47.998	to	46.812	16,355	784,974	—	1.40	to	1.55	14.53	to	14.36
	2020	41.908	to	40.934	16,311	683,550	—	1.40	to	1.55	42.87	to	42.66
43

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Franklin Income VIP Fund - Class 2
	2024	$23.852	to	$22.913	113,110	$2,693,335	5.23%	1.40%	to	1.60%	5.70%	to	5.49%
	2023	22.565	to	21.720	119,312	2,688,010	5.08	1.40	to	1.60	7.12	to	6.91
	2022	21.065	to	20.317	130,321	2,741,385	4.95	1.40	to	1.60	(6.79)	to	(6.97)
	2021	22.599	to	21.840	147,718	3,334,673	4.74	1.40	to	1.60	15.13	to	14.91
	2020	19.629	to	19.007	175,385	3,439,598	5.86	1.40	to	1.60	(0.70)	to	(0.91)
Franklin Mutual Shares VIP Fund - Class 2
	2024	28.690	to	26.166	100,292	2,874,280	1.93	1.40	to	1.55	9.72	to	9.55
	2023	26.149	to	23.885	113,436	2,963,464	1.87	1.40	to	1.55	11.89	to	11.73
	2022	23.370	to	21.378	126,775	2,960,292	1.76	1.40	to	1.55	(8.71)	to	(8.86)
	2021	25.601	to	23.455	150,007	3,837,690	2.86	1.40	to	1.55	17.51	to	17.34
	2020	21.786	to	19.989	166,862	3,633,025	2.80	1.40	to	1.55	(6.37)	to	(6.51)
Franklin Small Cap Value VIP Fund - Class 2
	2024	37.956	to	36.491	87,360	3,312,179	0.94	1.40	to	1.60	10.15	to	9.92
	2023	34.460	to	33.197	110,645	3,809,407	0.53	1.40	to	1.60	11.18	to	10.96
	2022	30.994	to	29.918	123,329	3,819,076	1.01	1.40	to	1.60	(11.31)	to	(11.49)
	2021	34.948	to	33.801	140,586	4,909,084	1.01	1.40	to	1.60	23.62	to	23.37
	2020	28.270	to	27.397	166,052	4,689,782	1.52	1.40	to	1.60	3.73	to	3.52
Franklin Small-Mid Cap Growth VIP Fund - Class 2
	2024	28.471	to	40.296	97,950	2,784,047	—	1.40	to	1.55	9.48	to	9.32
	2023	26.005	to	36.861	116,409	3,024,939	—	1.40	to	1.55	24.98	to	24.80
	2022	20.807	to	29.537	128,528	2,672,460	—	1.40	to	1.55	(34.61)	to	(34.71)
	2021	31.821	to	45.240	136,949	4,354,289	—	1.40	to	1.55	8.49	to	8.32
	2020	29.332	to	41.765	151,122	4,429,856	—	1.40	to	1.55	52.94	to	52.71
Franklin U.S. Government Securities VIP Fund - Class 2
	2024	14.743	to	14.293	185,312	2,694,194	3.13	1.40	to	1.55	(0.05)	to	(0.20)
	2023	14.751	to	14.322	211,974	3,080,763	2.72	1.40	to	1.55	3.02	to	2.87
	2022	14.319	to	13.923	233,030	3,289,389	2.41	1.40	to	1.55	(11.00)	to	(11.14)
	2021	16.089	to	15.668	272,822	4,322,065	2.40	1.40	to	1.55	(3.19)	to	(3.34)
	2020	16.620	to	16.209	343,768	5,464,967	3.39	1.40	to	1.55	2.39	to	2.23
Invesco American Franchise Fund I
	2024	40.964	to	40.584	145,919	5,976,136	—	1.40	to	1.45	33.00	to	32.94
	2023	30.800	to	30.529	167,815	5,167,427	—	1.40	to	1.45	38.98	to	38.91
	2022	22.162	to	21.978	175,663	3,892,200	—	1.40	to	1.45	(32.07)	to	(32.10)
	2021	32.625	to	32.370	192,835	6,289,410	—	1.40	to	1.45	10.37	to	10.32
	2020	29.559	to	29.343	210,971	6,234,553	0.07	1.40	to	1.45	40.38	to	40.30
Invesco American Franchise Fund II1
	2024	48.415	to	47.941	14,167	685,706	—	1.40	to	1.45	32.68	to	32.61
	2023	36.490	to	36.151	18,213	664,426	—	1.40	to	1.45	38.65	to	38.58
	2022	26.318	to	26.086	23,292	612,867	—	1.40	to	1.45	(32.25)	to	(32.28)
	2021	38.846	to	38.523	23,994	931,861	—	1.40	to	1.45	10.10	to	10.04
	2020	35.283	to	35.008	25,117	885,968	—	1.40	to	1.45	40.02	to	39.95
44

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Invesco Discovery Mid Cap Growth Fund I
	2024	$55.427	to	$54.829	2,996	$165,985	—%	1.40%	to	1.45%	22.50%	to	22.43%
	2023	45.248	to	44.783	3,139	141,964	—	1.40	to	1.45	11.58	to	11.53
	2022	40.551	to	40.154	3,303	133,885	—	1.40	to	1.45	(31.94)	to	(31.97)
	2021	59.582	to	59.028	3,324	198,017	—	1.40	to	1.45	17.44	to	17.38
	2020	50.733	to	50.286	3,403	172,590	—	1.40	to	1.45	46.89	to	46.84
Invesco Discovery Mid Cap Growth Fund II
	2024	30.929	to	29.787	9,195	284,211	—	1.40	to	1.60	22.19	to	21.94
	2023	25.312	to	24.427	8,672	219,341	—	1.40	to	1.60	11.29	to	11.07
	2022	22.745	to	21.993	8,387	190,619	—	1.40	to	1.60	(32.09)	to	(32.22)
	2021	33.492	to	32.450	8,204	274,567	—	1.40	to	1.60	17.14	to	16.91
	2020	28.591	to	27.757	9,515	271,858	—	1.40	to	1.60	46.53	to	45.31
Invesco EQV International Equity I
	2024	36.924	to	26.938	10,067	371,066	1.73	1.40	to	1.55	(0.79)	to	(0.94)
	2023	37.217	to	27.193	10,809	401,628	0.19	1.40	to	1.55	16.51	to	16.33
	2022	31.944	to	23.375	13,727	434,999	1.64	1.40	to	1.55	(19.44)	to	(19.56)
	2021	39.652	to	29.060	14,671	576,840	1.25	1.40	to	1.55	4.42	to	4.26
	2020	37.975	to	27.872	15,196	571,874	2.31	1.40	to	1.55	12.41	to	12.24
Invesco EQV International Equity II
	2024	17.976	to	16.831	163,726	2,941,638	1.43	1.40	to	1.75	(1.06)	to	(1.41)
	2023	18.168	to	17.071	202,048	3,669,047	—	1.40	to	1.75	16.23	to	15.83
	2022	15.631	to	14.738	232,265	3,628,904	1.37	1.40	to	1.75	(19.63)	to	(19.92)
	2021	19.450	to	18.404	263,655	5,126,024	1.03	1.40	to	1.75	4.14	to	3.78
	2020	18.677	to	17.734	299,492	5,591,308	2.06	1.40	to	1.75	12.15	to	11.77
Invesco Global Real Estate
	2024	33.243	to	20.963	40,097	1,323,322	2.46	1.40	to	1.75	(3.17)	to	(3.52)
	2023	34.332	to	21.727	47,380	1,615,517	1.48	1.40	to	1.75	7.53	to	7.16
	2022	31.927	to	20.275	50,567	1,601,452	2.88	1.40	to	1.75	(25.98)	to	(26.24)
	2021	43.131	to	27.486	53,225	2,276,000	2.64	1.40	to	1.75	23.96	to	23.53
	2020	34.793	to	22.251	64,995	2,238,534	4.84	1.40	to	1.75	(13.54)	to	(13.84)
Invesco Health Care
	2024	41.481	to	41.034	5,666	234,847	—	1.40	to	1.45	2.71	to	2.66
	2023	40.386	to	39.970	5,946	239,839	—	1.40	to	1.45	1.59	to	1.54
	2022	39.752	to	39.363	6,066	240,844	—	1.40	to	1.45	(14.52)	to	(14.56)
	2021	46.505	to	46.072	6,773	314,367	0.20	1.40	to	1.45	10.74	to	10.68
	2020	41.995	to	41.626	8,059	337,884	0.32	1.40	to	1.45	12.87	to	12.81
Invesco Small Cap Equity II
	2024	29.396	to	29.152	7,233	212,614	—	1.40	to	1.45	16.20	to	16.14
	2023	25.297	to	25.100	9,237	233,675	—	1.40	to	1.45	14.65	to	14.59
	2022	22.065	to	21.904	9,753	215,216	—	1.40	to	1.45	(21.83)	to	(21.87)
	2021	28.228	to	28.036	10,396	293,475	—	1.40	to	1.45	18.43	to	18.37
	2020	23.836	to	23.686	11,911	283,925	0.03	1.40	to	1.45	25.10	to	25.04
45

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
LVIP American Century Balanced Fund Standard Class II1
	2024	$31.755	to	$30.468	210,392	$6,506,302	1.98%	1.40%	to	1.60%	10.50%	to	10.28%
	2023	28.738	to	27.629	234,115	6,559,353	1.91	1.40	to	1.60	14.80	to	14.56
	2022	25.034	to	24.117	269,784	6,599,294	1.21	1.40	to	1.60	(18.41)	to	(18.58)
	2021	30.684	to	29.619	278,483	8,327,011	0.72	1.40	to	1.60	14.16	to	13.93
	2020	26.878	to	25.997	300,616	7,874,353	1.16	1.40	to	1.60	10.96	to	10.74
LVIP American Century Inflation Protection Fund Service[1]
	2024	13.015	to	12.637	107,303	1,395,175	3.53	1.40	to	1.55	0.12	to	(0.02)
	2023	12.999	to	12.640	123,704	1,606,418	3.28	1.40	to	1.55	1.96	to	1.81
	2022	12.749	to	12.415	147,912	1,883,910	4.94	1.40	to	1.55	(14.28)	to	(14.41)
	2021	14.873	to	14.506	166,237	2,469,777	3.06	1.40	to	1.55	4.79	to	4.64
	2020	14.193	to	13.863	189,130	2,681,490	1.31	1.40	to	1.55	8.03	to	7.87
LVIP American Century International Fund Standard Class II1
	2024	17.590	to	16.877	217,759	3,773,285	1.62	1.40	to	1.60	1.17	to	0.96
	2023	17.386	to	16.716	240,703	4,125,494	1.41	1.40	to	1.60	11.01	to	10.79
	2022	15.662	to	15.088	259,475	4,010,112	1.50	1.40	to	1.60	(25.80)	to	(25.95)
	2021	21.108	to	20.375	313,522	6,535,364	0.16	1.40	to	1.60	7.24	to	7.03
	2020	19.683	to	19.037	353,297	6,830,302	0.49	1.40	to	1.60	24.13	to	23.88
LVIP American Century Large Company Value Fund Service[1]
	2024	28.925	to	27.809	15,367	443,769	2.44	1.40	to	1.60	8.97	to	8.76
	2023	26.543	to	25.570	15,774	418,056	2.45	1.40	to	1.60	2.34	to	2.13
	2022	25.937	to	25.036	17,311	448,393	1.93	1.40	to	1.60	(1.84)	to	(2.03)
	2021	26.422	to	25.556	16,858	444,812	1.27	1.40	to	1.60	19.84	to	19.60
	2020	22.048	to	21.367	16,267	358,381	1.57	1.40	to	1.60	1.06	to	0.86
LVIP American Century Ultra Fund Service Class[1]
	2024	67.799	to	67.199	6,051	409,568	—	1.40	to	1.45	26.82	to	26.76
	2023	53.460	to	53.013	7,878	420,644	—	1.40	to	1.45	41.28	to	41.21
	2022	37.839	to	37.541	10,147	383,596	—	1.40	to	1.45	(33.40)	to	(33.43)
	2021	56.815	to	56.396	13,521	766,521	—	1.40	to	1.45	21.29	to	21.22
	2020	46.844	to	46.522	13,056	611,387	—	1.40	to	1.45	47.47	to	47.40
LVIP American Century Ultra Fund Standard Class II1
	2024	84.936	to	65.198	5,223	442,212	—	1.40	to	1.75	27.00	to	26.55
	2023	66.880	to	51.519	6,288	418,960	—	1.40	to	1.75	41.52	to	41.03
	2022	47.258	to	36.531	7,253	341,400	—	1.40	to	1.75	(33.31)	to	(33.55)
	2021	70.867	to	54.973	7,534	531,822	—	1.40	to	1.75	21.45	to	21.02
	2020	58.351	to	45.423	7,936	461,163	—	1.40	to	1.75	47.77	to	47.26
LVIP American Century Value Fund Standard Class II1
	2024	41.963	to	41.490	48,865	2,047,110	2.82	1.40	to	1.45	7.95	to	7.90
	2023	38.872	to	38.453	58,600	2,274,943	2.37	1.40	to	1.45	7.59	to	7.53
46

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
LVIP American Century Value Fund Standard Class II1 (continued)
	2022	$36.131	to	$35.760	63,617	$2,295,688	2.06%	1.40%	to	1.45%	(0.85)%	to	(0.90)%
	2021	36.442	to	36.086	77,079	2,804,988	1.73	1.40	to	1.45	22.78	to	22.72
	2020	29.681	to	29.405	88,554	2,625,186	2.32	1.40	to	1.45	(0.43)	to	(0.48)
LVIP JPMorgan Mid Cap Value Fund - Standard Class
	2024	61.139	to	58.663	67,187	4,063,851	1.19	1.40	to	1.60	12.69	to	12.46
	2023	54.255	to	52.162	76,501	4,109,973	3.13	1.40	to	1.60	9.37	to	9.16
	2022	49.605	to	47.786	83,186	4,087,660	0.96	1.40	to	1.60	(9.43)	to	(9.61)
	2021	54.771	to	52.869	89,141	4,837,312	0.90	1.40	to	1.60	28.08	to	27.83
	2020	42.763	to	41.360	101,880	4,319,531	1.48	1.40	to	1.60	(1.03)	to	(1.23)
LVIP JPMorgan U.S. Equity Fund - Standard Class
	2024	44.722	to	42.902	63,219	2,788,334	0.51	1.40	to	1.45	22.25	to	22.19
	2023	36.582	to	35.110	67,502	2,436,550	1.57	1.40	to	1.45	25.40	to	25.33
	2022	29.172	to	28.013	69,757	2,008,294	0.53	1.40	to	1.45	(19.82)	to	(19.86)
	2021	36.385	to	34.956	74,472	2,673,140	0.78	1.40	to	1.45	27.55	to	27.48
	2020	28.527	to	27.421	91,419	2,565,836	0.78	1.40	to	1.45	23.52	to	23.46
Morningstar Aggressive Growth ETF Asset Allocation Class I
	2024	22.220	to	21.265	7,754	168,460	1.51	1.20	to	1.45	13.47	to	13.19
	2023	19.582	to	18.787	7,756	148,694	1.85	1.20	to	1.45	15.71	to	15.42
	2022	16.924	to	16.277	8,050	133,520	1.75	1.20	to	1.45	(13.96)	to	(14.17)
	2021	19.669	to	18.965	8,223	158,714	1.31	1.20	to	1.45	17.18	to	16.89
	2020	16.785	to	16.225	8,227	135,689	2.09	1.20	to	1.45	9.03	to	8.75
Morningstar Aggressive Growth ETF Asset Allocation Class II
	2024	22.311	to	22.311	49,762	1,110,251	1.23	1.40	to	1.40	12.97	to	12.97
	2023	19.749	to	19.749	57,889	1,143,263	1.60	1.40	to	1.40	15.26	to	15.26
	2022	17.135	to	17.135	69,019	1,182,644	1.51	1.40	to	1.40	(14.38)	to	(14.38)
	2021	20.012	to	20.012	69,022	1,381,293	1.01	1.40	to	1.40	16.69	to	16.69
	2020	17.150	to	17.150	95,314	1,634,661	1.77	1.40	to	1.40	8.43	to	8.43
Morningstar Balanced ETF Asset Allocation Class I
	2024	18.869	to	18.058	18,844	348,964	0.99	1.20	to	1.45	9.18	to	8.90
	2023	17.283	to	16.582	40,459	693,572	2.33	1.20	to	1.45	11.77	to	11.49
	2022	15.463	to	14.873	40,465	620,941	2.03	1.20	to	1.45	(13.65)	to	(13.86)
	2021	17.907	to	17.266	40,741	724,260	1.59	1.20	to	1.45	9.68	to	9.40
	2020	16.326	to	15.782	43,202	700,043	2.38	1.20	to	1.45	8.10	to	7.84
Morningstar Balanced ETF Asset Allocation Class II
	2024	17.938	to	17.789	148,458	2,662,836	1.75	1.40	to	1.45	8.63	to	8.58
	2023	16.513	to	16.384	160,719	2,653,294	1.88	1.40	to	1.45	11.26	to	11.20
	2022	14.842	to	14.734	185,910	2,758,378	1.65	1.40	to	1.45	(14.09)	to	(14.14)
	2021	17.277	to	17.160	199,028	3,437,217	1.26	1.40	to	1.45	9.25	to	9.20
	2020	15.814	to	15.715	242,662	3,836,036	1.94	1.40	to	1.45	7.60	to	7.56

47

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Morningstar Conservative ETF Asset Allocation Class I
	2024	$14.246	to	$13.396	50,902	$714,285	2.37%	1.10%	to	1.45%	4.35%	to	3.98%
	2023	13.652	to	12.883	59,401	797,299	2.59	1.10	to	1.45	7.02	to	6.65
	2022	12.757	to	12.080	59,677	749,440	1.77	1.10	to	1.45	(12.58)	to	(12.89)
	2021	14.593	to	13.867	43,951	628,586	1.55	1.10	to	1.45	1.40	to	1.03
	2020	14.392	to	13.725	36,843	517,825	1.97	1.10	to	1.45	5.62	to	5.26
Morningstar Conservative ETF Asset Allocation Class II
	2024	12.463	to	12.359	11,814	146,982	2.35	1.40	to	1.45	3.82	to	3.76
	2023	12.004	to	11.911	9,517	114,249	1.98	1.40	to	1.45	6.34	to	6.30
	2022	11.288	to	11.205	12,721	143,594	1.30	1.40	to	1.45	(13.04)	to	(13.09)
	2021	12.981	to	12.892	17,736	230,079	1.30	1.40	to	1.45	0.85	to	0.81
	2020	12.871	to	12.789	9,400	120,857	1.36	1.40	to	1.45	5.02	to	4.96
Morningstar Growth ETF Asset Allocation Class I
	2024	21.010	to	20.107	5,394	110,386	1.71	1.20	to	1.45	11.53	to	11.25
	2023	18.838	to	18.074	5,394	99,128	2.03	1.20	to	1.45	14.23	to	13.95
	2022	16.491	to	15.862	5,482	88,315	1.85	1.20	to	1.45	(14.00)	to	(14.21)
	2021	19.176	to	18.490	5,487	102,933	1.37	1.20	to	1.45	13.72	to	13.44
	2020	16.863	to	16.300	6,584	108,792	2.32	1.20	to	1.45	8.95	to	8.67
Morningstar Growth ETF Asset Allocation Class II
	2024	20.590	to	20.419	102,507	2,110,645	1.51	1.40	to	1.45	11.09	to	11.04
	2023	18.534	to	18.389	102,756	1,904,461	1.70	1.40	to	1.45	13.67	to	13.61
	2022	16.305	to	16.186	120,735	1,968,562	1.50	1.40	to	1.45	(14.45)	to	(14.50)
	2021	19.060	to	18.930	141,128	2,689,931	1.16	1.40	to	1.45	13.28	to	13.23
	2020	16.825	to	16.718	171,952	2,893,026	1.87	1.40	to	1.45	8.48	to	8.42
Morningstar Income & Growth ETF Asset Allocation Class I
	2024	16.339	to	15.637	3,750	59,674	2.51	1.20	to	1.45	6.90	to	6.64
	2023	15.284	to	14.664	4,504	67,150	2.36	1.20	to	1.45	9.66	to	9.39
	2022	13.937	to	13.405	5,483	74,651	2.05	1.20	to	1.45	(13.36)	to	(13.57)
	2021	16.086	to	15.510	6,310	99,302	1.67	1.20	to	1.45	5.39	to	5.12
	2020	15.264	to	14.754	7,172	107,256	2.44	1.20	to	1.45	7.43	to	7.16
Morningstar Income & Growth ETF Asset Allocation Class II
	2024	15.102	to	14.977	40,640	613,381	2.34	1.40	to	1.45	6.46	to	6.40
	2023	14.186	to	14.076	38,335	543,710	2.14	1.40	to	1.45	9.06	to	9.01
	2022	13.007	to	12.912	38,272	497,674	1.63	1.40	to	1.45	(13.76)	to	(13.80)
	2021	15.082	to	14.979	42,413	639,150	1.35	1.40	to	1.45	4.99	to	4.93
	2020	14.365	to	14.275	46,818	672,093	1.89	1.40	to	1.45	6.92	to	6.87
Neuberger Berman AMT Mid Cap Growth Class S
	2024	35.504	to	35.210	10,961	389,141	—	1.40	to	1.45	22.03	to	21.97
	2023	29.095	to	28.868	12,380	360,184	—	1.40	to	1.45	16.33	to	16.27
	2022	25.011	to	24.828	12,350	308,889	—	1.40	to	1.45	(29.82)	to	(29.85)
	2021	35.636	to	35.393	14,421	513,901	—	1.40	to	1.45	11.16	to	11.10
	2020	32.059	to	31.857	16,288	522,186	—	1.40	to	1.45	37.77	to	37.70
48

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Neuberger Berman AMT Mid Cap Intrinsic Value Class S
	2024	$23.167	to	$22.975	999	$23,156	0.28%	1.40%	to	1.45%	7.15%	to	7.09%
	2023	21.622	to	21.453	851	18,398	0.46	1.40	to	1.45	9.15	to	9.10
	2022	19.809	to	19.664	1,185	23,479	0.16	1.40	to	1.45	(11.20)	to	(11.24)
	2021	22.307	to	22.155	1,209	26,978	0.24	1.40	to	1.45	30.67	to	30.61
	2020	17.071	to	16.963	1,661	28,357	0.66	1.40	to	1.45	(4.18)	to	(4.23)
Neuberger Berman AMT Sustainable Equity Class S
	2024	38.967	to	38.644	3,834	149,335	—	1.40	to	1.45	23.77	to	23.70
	2023	31.484	to	31.239	4,166	131,120	0.08	1.40	to	1.45	24.81	to	24.75
	2022	25.225	to	25.041	4,068	102,560	0.12	1.40	to	1.45	(19.78)	to	(19.82)
	2021	31.446	to	31.231	5,353	168,281	0.17	1.40	to	1.45	21.45	to	21.39
	2020	25.892	to	25.728	5,633	145,836	0.39	1.40	to	1.45	17.62	to	17.56
PIMCO All Asset Portfolio Advisor[1]
	2024	16.678	to	18.614	10,724	198,949	6.28	1.25	to	1.40	2.28	to	2.13
	2023	16.306	to	18.226	12,591	228,839	2.82	1.25	to	1.40	6.68	to	6.52
	2022	15.285	to	17.111	13,317	227,236	7.43	1.25	to	1.40	(12.97)	to	(13.09)
	2021	17.562	to	19.688	16,549	325,091	10.76	1.25	to	1.40	14.60	to	14.43
	2020	15.324	to	17.206	22,669	389,385	4.87	1.25	to	1.40	6.56	to	6.41
PIMCO CommodityRealReturn Strat. Administrative Class
	2024	7.927	to	7.696	89,903	712,246	2.19	1.40	to	1.55	2.71	to	2.54
	2023	7.718	to	7.505	98,606	760,648	16.33	1.40	to	1.55	(9.14)	to	(9.26)
	2022	8.494	to	8.271	106,914	907,549	21.97	1.40	to	1.55	7.11	to	6.94
	2021	7.930	to	7.734	139,449	1,105,302	4.19	1.40	to	1.55	31.49	to	31.29
	2020	6.031	to	5.891	170,676	1,028,652	6.52	1.40	to	1.55	(0.05)	to	(0.20)
PIMCO Total Return Portfolio Advisor
	2024	11.907	to	11.907	85	1,007	3.92	1.25	to	1.25	1.16	to	1.16
	2023	11.771	to	11.771	27,962	329,152	3.47	1.25	to	1.25	4.51	to	4.51
	2022	11.263	to	11.263	102,127	1,150,230	2.60	1.25	to	1.25	(15.45)	to	(15.45)
	2021	13.321	to	13.321	20,950	279,065	1.71	1.25	to	1.25	(2.59)	to	(2.59)
	2020	13.675	to	13.675	24,611	336,553	1.94	1.25	to	1.25	7.20	to	7.20
Pioneer Bond VCT Class I
	2024	41.420	to	20.118	35,542	1,384,549	4.50	1.40	to	1.45	1.72	to	1.67
	2023	40.718	to	19.787	38,300	1,470,033	3.94	1.40	to	1.45	5.47	to	5.42
	2022	38.605	to	18.769	41,087	1,500,887	2.42	1.40	to	1.45	(15.39)	to	(15.44)
	2021	45.628	to	22.195	46,855	1,953,351	2.21	1.40	to	1.45	(1.02)	to	(1.07)
	2020	46.097	to	22.434	50,373	2,126,892	3.03	1.40	to	1.45	7.19	to	7.14
Pioneer Equity Income VCT Class II
	2024	34.447	to	33.091	77,765	2,678,365	1.90	1.40	to	1.60	9.42	to	9.20
	2023	31.481	to	30.303	103,485	3,257,428	1.65	1.40	to	1.60	5.69	to	5.48
	2022	29.787	to	28.729	123,194	3,669,161	1.52	1.40	to	1.60	(9.22)	to	(9.40)
	2021	32.812	to	31.710	147,694	4,845,571	1.21	1.40	to	1.60	23.59	to	23.34
	2020	26.549	to	25.709	187,564	4,978,801	2.39	1.40	to	1.60	(1.65)	to	(1.85)
49

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Pioneer Fund VCT Class I
	2024	$249.231	to	$38.825	181,788	$44,133,636	0.71%	1.40%	to	1.45%	20.94%	to	20.88%
	2023	206.077	to	32.119	200,056	40,253,044	0.87	1.40	to	1.45	27.14	to	27.08
	2022	162.083	to	25.275	216,755	34,363,200	0.64	1.40	to	1.45	(20.61)	to	(20.65)
	2021	204.167	to	31.853	235,776	47,147,541	0.32	1.40	to	1.45	26.20	to	26.14
	2020	161.775	to	25.252	255,858	40,603,711	0.77	1.40	to	1.45	22.55	to	22.49
Pioneer High Yield VCT Class II
	2024	20.000	to	19.407	27,871	557,198	5.53	1.40	to	1.55	6.99	to	6.83
	2023	18.693	to	18.166	30,367	567,410	5.32	1.40	to	1.55	9.46	to	9.29
	2022	17.078	to	16.622	53,469	910,709	4.82	1.40	to	1.55	(12.67)	to	(12.80)
	2021	19.556	to	19.061	64,782	1,262,575	4.88	1.40	to	1.55	3.98	to	3.82
	2020	18.807	to	18.359	81,880	1,534,871	5.16	1.40	to	1.55	0.56	to	0.41
Pioneer Mid Cap Value VCT Class I
	2024	65.958	to	25.945	70,507	4,639,059	1.90	1.40	to	1.45	9.39	to	9.33
	2023	60.298	to	23.731	82,031	4,935,934	2.00	1.40	to	1.45	10.90	to	10.84
	2022	54.373	to	21.410	92,960	5,045,119	2.09	1.40	to	1.45	(6.95)	to	(6.99)
	2021	58.434	to	23.020	97,208	5,652,538	0.96	1.40	to	1.45	27.87	to	27.80
	2020	45.699	to	18.012	116,844	5,158,869	1.22	1.40	to	1.45	0.72	to	0.67
Pioneer Select Mid Cap Growth VCT Class I
	2024	177.812	to	41.424	187,634	32,403,869	—	1.40	to	1.45	22.20	to	22.14
	2023	145.508	to	33.915	217,094	30,695,360	—	1.40	to	1.45	17.13	to	17.07
	2022	124.233	to	28.971	233,177	28,144,504	—	1.40	to	1.45	(32.02)	to	(32.05)
	2021	182.740	to	42.636	255,066	45,246,375	—	1.40	to	1.45	6.57	to	6.51
	2020	171.479	to	40.029	281,608	46,843,906	—	1.40	to	1.45	37.24	to	37.17
Pioneer Strategic Income VCT Class II
	2024	16.904	to	16.402	116,554	1,963,136	4.04	1.40	to	1.55	2.44	to	2.28
	2023	16.502	to	16.037	137,150	2,256,052	3.61	1.40	to	1.55	6.55	to	6.40
	2022	15.487	to	15.072	174,106	2,687,174	2.89	1.40	to	1.55	(14.05)	to	(14.18)
	2021	18.018	to	17.563	186,718	3,353,807	3.04	1.40	to	1.55	0.31	to	0.17
	2020	17.962	to	17.534	215,812	3,866,009	3.27	1.40	to	1.55	5.88	to	5.72
Templeton Developing Markets VIP Fund - Class 2
	2024	25.898	to	22.969	36,442	944,739	3.91	1.40	to	1.55	6.16	to	6.00
	2023	24.395	to	21.668	43,611	1,065,185	2.06	1.40	to	1.55	11.06	to	10.89
	2022	21.965	to	19.540	47,235	1,038,729	2.66	1.40	to	1.55	(23.07)	to	(23.18)
	2021	28.551	to	25.436	51,717	1,479,549	0.88	1.40	to	1.55	(7.05)	to	(7.19)
	2020	30.717	to	27.407	57,398	1,765,879	4.16	1.40	to	1.55	15.56	to	15.38
Templeton Global Bond VIP Fund - Class 2
	2024	13.049	to	12.181	109,332	1,422,598	—	1.40	to	1.75	(12.61)	to	(12.92)
	2023	14.932	to	13.988	127,604	1,899,729	—	1.40	to	1.75	1.45	to	1.11
	2022	14.718	to	13.835	140,528	2,062,850	—	1.40	to	1.75	(6.27)	to	(6.60)
	2021	15.702	to	14.812	152,839	2,394,001	—	1.40	to	1.75	(6.31)	to	(6.64)
	2020	16.760	to	15.866	185,962	3,108,252	8.60	1.40	to	1.75	(6.60)	to	(6.92)
50

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Templeton Growth VIP Fund - Class 2
	2024	$21.072	to	$19.374	109,853	$2,314,016	0.96%	1.40%	to	1.55%	3.93%	to	3.77%
	2023	20.275	to	18.670	123,469	2,502,547	3.38	1.40	to	1.55	19.33	to	19.16
	2022	16.990	to	15.668	135,992	2,309,918	0.16	1.40	to	1.55	(12.73)	to	(12.86)
	2021	19.469	to	17.981	151,538	2,949,599	1.13	1.40	to	1.55	3.41	to	3.26
	2020	18.827	to	17.414	177,612	3,343,134	2.97	1.40	to	1.55	4.33	to	4.18
Vanguard Balanced
	2024	30.181	to	30.395	8,629	254,310	2.13	1.10	to	1.50	13.54	to	13.09
	2023	26.582	to	26.878	9,369	242,845	2.05	1.10	to	1.50	13.08	to	12.63
	2022	23.507	to	23.864	9,776	224,407	1.82	1.10	to	1.50	(15.24)	to	(15.58)
	2021	27.733	to	28.267	10,124	274,949	1.46	1.10	to	1.50	17.71	to	17.24
	2020	23.560	to	24.110	10,556	242,810	2.94	1.10	to	1.50	9.47	to	9.04
Vanguard High Yield Bond
	2024	20.345	to	18.951	42,421	819,014	5.45	1.10	to	1.50	5.28	to	4.86
	2023	19.325	to	18.073	32,331	597,924	5.37	1.10	to	1.50	10.45	to	10.01
	2022	17.497	to	16.429	19,319	329,280	3.00	1.10	to	1.50	(10.35)	to	(10.71)
	2021	19.517	to	18.399	79,863	1,484,932	3.86	1.10	to	1.50	2.54	to	2.13
	2020	19.033	to	18.015	32,504	593,351	1.96	1.10	to	1.50	4.51	to	4.10
Vanguard International
	2024	21.387	to	24.682	39,414	826,154	1.11	1.00	to	1.50	7.92	to	7.38
	2023	19.817	to	22.985	39,408	765,517	1.51	1.00	to	1.50	13.51	to	12.95
	2022	17.458	to	20.350	44,927	770,456	1.32	1.00	to	1.50	(30.82)	to	(31.16)
	2021	25.234	to	29.561	48,871	1,212,369	0.29	1.00	to	1.50	(2.52)	to	(3.01)
	2020	25.886	to	30.478	70,949	1,804,092	1.19	1.00	to	1.50	56.01	to	55.24
Vanguard Mid-Cap Index
	2024	34.167	to	44.457	25,244	825,926	1.38	1.00	to	1.50	13.92	to	13.35
	2023	29.991	to	39.220	26,134	751,851	1.43	1.00	to	1.50	14.68	to	14.11
	2022	26.152	to	34.370	28,277	711,435	1.18	1.00	to	1.50	(19.63)	to	(20.03)
	2021	32.538	to	42.978	38,805	1,222,498	1.06	1.00	to	1.50	23.12	to	22.51
	2020	26.428	to	35.082	45,834	1,171,792	1.48	1.00	to	1.50	16.90	to	16.31
Vanguard Real Estate Index
	2024	19.365	to	28.826	11,929	223,784	3.09	1.00	to	1.50	3.69	to	3.17
	2023	18.675	to	27.939	12,470	225,318	2.42	1.00	to	1.50	10.59	to	10.04
	2022	16.887	to	25.390	12,583	205,523	1.94	1.00	to	1.50	(27.03)	to	(27.39)
	2021	23.142	to	34.969	15,434	346,854	1.73	1.00	to	1.50	38.82	to	38.12
	2020	16.671	to	25.318	16,358	262,741	2.63	1.00	to	1.50	(5.80)	to	(6.27)
Vanguard Total Bond Market Index
	2024	13.824	to	11.054	114,358	1,388,606	2.51	1.00	to	1.50	0.22	to	(0.27)
	2023	13.793	to	11.084	96,598	1,186,646	2.58	1.00	to	1.50	4.53	to	4.01
	2022	13.195	to	10.657	54,088	694,130	2.13	1.00	to	1.50	(14.07)	to	(14.50)
	2021	15.356	to	12.465	63,576	949,137	1.82	1.00	to	1.50	(2.70)	to	(3.18)
	2020	15.782	to	12.874	59,772	914,655	2.39	1.00	to	1.50	6.51	to	5.98
51

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Vanguard Total Stock Market Index
	2024	$42.569	to	$53.425	55,649	$2,331,212	1.01%	1.00%	to	1.50%	22.48%	to	21.86%
	2023	34.757	to	43.840	57,859	1,974,628	1.13	1.00	to	1.50	24.70	to	24.08
	2022	27.872	to	35.332	69,103	1,895,012	1.37	1.00	to	1.50	(20.39)	to	(20.79)
	2021	35.011	to	44.603	84,317	2,908,387	1.22	1.00	to	1.50	24.39	to	23.77
	2020	28.146	to	36.038	118,403	3,285,582	1.56	1.00	to	1.50	19.35	to	18.76
Voya Global High Dividend Low Volatility Portfolio - Class S
	2024	48.912	to	41.480	7,777	380,056	2.50	1.40	to	1.45	11.10	to	11.05
	2023	44.024	to	37.353	8,633	378,575	2.71	1.40	to	1.45	4.95	to	4.90
	2022	41.947	to	35.608	9,907	414,078	2.48	1.40	to	1.45	(6.43)	to	(6.48)
	2021	44.829	to	38.074	10,754	479,145	2.29	1.40	to	1.45	18.89	to	18.83
	2020	37.707	to	32.041	11,944	447,805	2.26	1.40	to	1.45	(2.47)	to	(2.52)
VY JPMorgan Emerging Markets Equity Portfolio Initial
	2024	30.060	to	30.060	10,218	307,138	1.11	1.40	to	1.40	0.72	to	0.72
	2023	29.846	to	29.846	13,642	407,160	1.95	1.40	to	1.40	5.33	to	5.33
	2022	28.336	to	28.336	14,430	408,911	—	1.40	to	1.40	(26.92)	to	(26.92)
	2021	38.776	to	38.776	15,535	602,409	—	1.40	to	1.40	(11.10)	to	(11.10)
	2020	43.617	to	43.617	15,820	690,009	0.60	1.40	to	1.40	31.88	to	31.88
Wanger Acorn
	2024	136.370	to	136.370	113	15,464	—	1.40	to	1.40	12.58	to	12.58
	2023	121.129	to	121.129	236	28,639	—	1.40	to	1.40	20.05	to	20.05
	2022	100.900	to	100.900	418	42,179	—	1.40	to	1.40	(34.39)	to	(34.39)
	2021	153.782	to	153.782	445	68,374	0.74	1.40	to	1.40	7.39	to	7.39
	2020	143.206	to	143.206	464	66,449	—	1.40	to	1.40	22.50	to	22.50
1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.
2These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Mutual Fund, net of management fees assessed by the Mutual Fund manager, divided by the trading days' average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the Unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Mutual Fund in which the sub-accounts invest.
3These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to Unit values. Charges made directly to contract owner accounts through the redemption of Units and expenses of the underlying Mutual Fund are excluded.
4These amounts represent the total return for the periods indicated, including changes in the value of the underlying Mutual Funds, and reflect deductions for all items included in the expense ratio with the exception of Mutual Fund reorganization. Mutual Funds that have reorganized during the year present information through the time of the reorganization. The total return ratio does not include any expenses assessed through the redemption of Units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the effective commencement date through the end of the reporting period.
52

Symetra Separate Account C
Notes to Financial Statements

7.SUBSEQUENT EVENTS
The Separate Account has evaluated subsequent events through April 23, 2025, the date which the Separate Account’s financial statements were available to be issued.
53